           As filed with the Securities and Exchange Commission on July 30, 2003

                                                     Registration No. 333-100597

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 1

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 4

      THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A
                           (Exact name of Registrant)

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               (Name of Depositor)

                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304
              (Address of Depositor's Principal Executive Offices)

                   Depositor's Telephone Number: 617-854-4300

                James D. Gallagher, Secretary and General Counsel
                The Manufacturers Life Insurance Company (U.S.A.)
                                73 Tremont Street
                                Boston, MA 02108
                     (Name and Address of Agent for Service)

                                    Copy to:
                              J. Sumner Jones, Esq.
                              Jones & Blouch L.L.P.
                        1025 Thomas Jefferson Street, NW
                              Washington, DC 20007

Approximate date of commencement of proposed public offering: As soon after the effective date of this registration statement as is practicable.

It is proposed that this filing will become effective (check the appropriate box):

[ ]      immediately upon filing pursuant to paragraph (b)

[ ]      on (date) pursuant to paragraph (b)

[X]      60 days after filing pursuant to paragraph (a)(1)

[ ]      on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

         [ ]      This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                     PART A

                       INFORMATION REQUIRED IN PROSPECTUS

PROSPECTUS

                              SEPARATE ACCOUNT A OF
                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                            VENTURE SURVIVORSHIP VUL
          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY

This prospectus describes Survivorship VUL, a flexible premium survivorship variable universal life insurance policy (the "Policy") offered by The Manufacturers Life Insurance Company (U.S.A.) (the "Company" or "Manulife USA," "we" or "us"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manufacturers Life").

The Policy is designed to provide lifetime insurance protection together with flexibility as to the timing and amount of premium payments, the investments underlying the Policy Value, and the amount of insurance coverage. This flexibility allows the policyowner to pay premiums and adjust insurance coverage in light of his or her current financial circumstances and insurance needs.

The Policy provides for:

         (1) a Net Cash Surrender Value that can be obtained by surrendering the Policy;

         (2) policy loans and partial withdrawals; and

         (3) an insurance benefit payable at the death of the last-to-die of the Lives Insured.

Unless the No-Lapse Guarantee is in effect, the Policy will remain in force so long as the Net Cash Surrender Value is sufficient to cover charges assessed against the Policy. If the No-Lapse Guarantee is in effect, the Policy will remain in force as long as the No-Lapse Guarantee Cumulative Premium Test has been met.

Policy Value may be accumulated on a fixed basis or vary with the investment performance of the sub-accounts of Manulife USA's Separate Account A (the "Separate Account") to which the policyowner allocates net premiums. The assets of each sub-account will be used to purchase shares of a particular investment portfolio (a "Portfolio") of Manufacturers Investment Trust (the "Trust"). The accompanying prospectus for the Trust, and the corresponding statement of additional information, describe the investment objectives of the Portfolios. The Portfolios available for allocation of Net Premiums are shown in the Policy Summary under "Investment Options and Investment Advisers." Other sub-accounts and Portfolios may be added in the future.

BECAUSE OF THE SUBSTANTIAL NATURE OF THE SURRENDER CHARGES, THE POLICY IS NOT SUITABLE FOR SHORT-TERM INVESTMENT PURPOSES. ALSO, PROSPECTIVE PURCHASERS SHOULD NOTE THAT IT MAY NOT BE ADVISABLE TO PURCHASE A POLICY AS A REPLACEMENT FOR EXISTING INSURANCE.

The Securities and Exchange Commission (the "SEC") maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the Commission.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE TRUST.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The Manufacturers Life Insurance Company (U.S.A.)
                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304


               The date of this Prospectus is September __, 2003

TABLE OF CONTENTS


RISK/BENEFITS SUMMARY.............................................................................................
FEE TABLE.........................................................................................................
POLICY SUMMARY....................................................................................................
   General........................................................................................................
   Death Benefits.................................................................................................
   Premiums.......................................................................................................
   Policy Value...................................................................................................
   Policy Loans...................................................................................................
   Surrender and Partial Withdrawals..............................................................................
   Lapse and Reinstatement........................................................................................
   Charges and Deductions.........................................................................................
   Investment Options and Investment Advisers.....................................................................
   Investment Management Fees and Expenses........................................................................
   Table of Charges and Deductions
   Table of Investment Management Fees and Expenses
   Table of Investment Options and Investment Subadvisers.........................................................
GENERAL INFORMATION ABOUT MANULIFE USA, THE SEPARATE ACCOUNT AND THE TRUST........................................
   Manulife USA...................................................................................................
   The Separate Account...........................................................................................
   The Trust......................................................................................................
   Investment Objectives of the Portfolios........................................................................
ISSUING A POLICY..................................................................................................
   Requirements...................................................................................................
   Temporary Insurance Agreement..................................................................................
   Right to Examine the Policy....................................................................................
   Life Insurance Qualification...................................................................................
DEATH BENEFITS....................................................................................................
   Death Benefit Options..........................................................................................
   Changing the Face Amount.......................................................................................
PREMIUM PAYMENTS..................................................................................................
   Initial Premiums...............................................................................................
   Subsequent Premiums............................................................................................
   Maximum Premium Limitation.....................................................................................
   Premium Allocation.............................................................................................
CHARGES AND DEDUCTIONS............................................................................................
   Amount Deducted from Premium...................................................................................
   Surrender Charges..............................................................................................
   Monthly Charges................................................................................................
   Charges for Transfers..........................................................................................
   INVESTMENT MANAGEMENT FEES AND EXPENSES........................................................................
   Reduction in Charges...........................................................................................
SPECIAL PROVISIONS FOR EXCHANGES..................................................................................
COMPANY TAX CONSIDERATIONS........................................................................................
POLICY VALUE......................................................................................................
   Determination of the Policy Value..............................................................................
   Units and Unit Values..........................................................................................
   Transfers of Policy Value......................................................................................
POLICY LOANS......................................................................................................
   Effect of Policy Loan..........................................................................................
   Interest Charged on Policy Loans...............................................................................
   Loan Account...................................................................................................

POLICY SURRENDER AND PARTIAL WITHDRAWALS..........................................................................
   Policy Surrender...............................................................................................
   Partial Withdrawals............................................................................................
LAPSE AND REINSTATEMENT...........................................................................................
   Lapse..........................................................................................................
   No-Lapse Guarantee.............................................................................................
   No-Lapse Guarantee Cumulative Premium Test.....................................................................

   Optional Extended No-Lapse Guarantee...........................................................................
    Reinstatement.................................................................................................
THE GENERAL ACCOUNT...............................................................................................
   Fixed Account..................................................................................................
OTHER PROVISIONS OF THE POLICY....................................................................................
   Return of Premium Death Benefit................................................................................
   Policyowner Rights.............................................................................................
   Beneficiary....................................................................................................
   Incontestability...............................................................................................
   Misstatement of Age or Sex.....................................................................................
   Suicide Exclusion..............................................................................................
   Supplementary Benefits.........................................................................................
TAX TREATMENT OF THE POLICY.......................................................................................
   Life Insurance Qualification...................................................................................
   Tax Treatment of Policy Benefits...............................................................................
   Alternative Minimum Tax........................................................................................
   Income Tax Reporting...........................................................................................
OTHER INFORMATION.................................................................................................
   Return of Premium Rider........................................................................................
   Payment of Proceeds............................................................................................
   Reports to Policyowners........................................................................................
   Distribution of the Policies...................................................................................
   Responsibilities of Manufacturers Life.........................................................................
   Voting Rights..................................................................................................
   Records and Accounts...........................................................................................
   State Regulations..............................................................................................
   Litigation.....................................................................................................
   ILLUSTRATIONS
   Financial Statements
   Further Information............................................................................................
OPTIONAL BENEFITS.................................................................................................
   Optional Term Rider............................................................................................
ADDITIONAL INFORMATION FOR POLICIES ISSUED IN MARYLAND............................................................
Appendix A: Definitions...........................................................................................





THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF MANUFACTURERS INVESTMENT TRUST, OR THE STATEMENT OF ADDITIONAL INFORMATION OF MANUFACTURERS INVESTMENT TRUST.

THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED THEREIN. NO CLAIM IS MADE THAT THIS VARIABLE LIFE INSURANCE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

Examine this prospectus carefully. The Policy Summary will briefly describe the Policy. More detailed information will be found further in the prospectus.

RISKS/BENEFITS SUMMARY



         BENEFITS



         Some of the benefits of purchasing the Policy are described below.



Death Benefit Protection. This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the Policy upon the death of the last insured. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.



Access To Your Policy Values. Variable life insurance offers access to Policy Value. You may borrow against your Policy, or surrender all, or a portion of your policy through a partial withdrawal. There are limitations to partial withdrawals, details of which may be found in this prospectus under "Policy Surrender and Partial Withdrawals."



Tax Deferred Accumulation. Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the Policy generates no taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.



Investment Options. In addition to the Fixed Account, the Policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the Manufacturers Investment Trust prospectus that accompanies this prospectus.



Flexibility. The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options, additional lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.

         RISKS



         Some of the risks of purchasing the Policy are described below.



Fluctuating Investment Performance. Policy Values invested in a sub-account are not guaranteed and will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account's objective and risk is found in the Manufacturers Investment Trust prospectus which is accompanies this prospectus. You should review this prospectus carefully before allocating Policy Value to any sub-accounts.



Unsuitable for Short-Term Investment. The Policy is intended for long-term financial planning, and is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.



Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if excessive policy loans are taken. A Policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the Policy may be treated as ordinary income subject to tax.



Decreasing Death Benefit. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy's death benefit.



Adverse Consequences of Early Surrender. There are surrender charges assessed if you surrender your Policy in the first 15 years from the purchase of the Policy. Depending on the amount of premium paid and the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the Policy is surrendered.



Adverse Tax Consequences. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.

FEE TABLE



The following tables describe the fees and expenses (on a guaranteed basis) that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value between investment options.


                                Transaction Fees


------------------------------------------------------------------------------------------------------------------------------------
                 Charge                      When Charge is Deducted                            Amount Deducted
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Premium   Upon receipt of premium          15% of each premium paid for the first 10 Policy Years
(Load)
------------------------------------------------------------------------------------------------------------------------------------
Maximum Surrender Charge                  Upon withdrawal, surrender or    The maximum Surrender Charge for any Policy per $1,000 of
(Load)                                    Policy lapse                     Face Amount is $31.19.

                                                                           A Surrender Charge is applicable during the first 15
                                                                           Policy Years.
------------------------------------------------------------------------------------------------------------------------------------
Transfer Fees                             Upon transfer                    $25 (only applies to transfers in excess of 12 in a
                                                                           Policy Year)
------------------------------------------------------------------------------------------------------------------------------------



The next table described the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the Policy, not including fees and expenses of the portfolios of Manufacturers Investment Trust, the underlying variable investment options for your Policy.


             Annual Charges Other Than Those of the Trust Portfolios


-----------------------------------------------------------------------------------------------------------------------
                 Charge                        When Charge is Deducted                      Amount Deducted#
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Cost of Insurance*                                Monthly
-----------------------------------------------------------------------------------------------------------------------
     Minimum and Maximum Charge                                                The possible range of the cost of
                                                                               insurance is from $0.00 to $83.33 per
                                                                               $1,000 of the net amount at risk.
-----------------------------------------------------------------------------------------------------------------------
     Charge for a Representative                                               Male
     Policyowner (a 55 year old male and a
     50 year old female, both preferred                                        $0.03129 per $1,000 of the net amount at
     nonsmokers)                                                               risk

                                                                               Female

                                                                               $0.01688 per $1,000 of the net amount at
                                                                               risk
-----------------------------------------------------------------------------------------------------------------------
Cost of Insurance - Optional Term            Monthly
Rider*
-----------------------------------------------------------------------------------------------------------------------
     Minimum and Maximum Charge                                                The possible range of the cost of
                                                                               insurance is from $0.00 to $83.33 per
                                                                               $1,000 of the net amount at risk.
-----------------------------------------------------------------------------------------------------------------------
     Charge for a Representative                                               Male
     Policyowner (a 55 year old male
     and a 50 year old female, both                                            $0.02972 per $1,000 of the net amount at
     preferred nonsmokers)                                                     risk

                                                                               Female

                                                                               $0.01621 per $1,000 of the net amount at
                                                                               risk
-----------------------------------------------------------------------------------------------------------------------
Cost of Insurance - Optional Return of       Monthly
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Premium Rider*
-----------------------------------------------------------------------------------------------------------------------
     Minimum and Maximum Charge                                                The possible range of the cost of
                                                                               insurance is from $0.00 to $83.33 per
                                                                               $1,000 of the net amount at risk.
-----------------------------------------------------------------------------------------------------------------------
     Charge for a Representative                                               Male
     Policyowner (a 55 year old male and a
     50 year old female, both preferred                                        $0.03129 per $1,000 of the net amount at
     nonsmokers)                                                               risk

                                                                               Female

                                                                               $0.01688 per $1,000 of the net amount at
                                                                               risk
-----------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Fees             Monthly                            In Policy Years 1-15 the charge is 0.10%
                                                                               monthly (1.20% annually)**
-----------------------------------------------------------------------------------------------------------------------
Administrative Fees                         Monthly                            An administration charge of $0.18 per
                                                                               $1,000 of current Face Amount per policy
                                                                               month will be deducted in the first
                                                                               policy year.
-----------------------------------------------------------------------------------------------------------------------
Loan Interest Rate (Net)                    Annually                           1.25%
-----------------------------------------------------------------------------------------------------------------------



*The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular Policyowner will pay. Information regarding your individual cost of insurance charges may be found in your Policy.



** Thereafter the charge is 0.03% monthly (0.30% annually).



#All figures are rounded to two decimal places.



The next table described the fees and expenses of the portfolios of Manufacturers Investment Trusts that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios. More detail concerning each portfolio's fees and expenses is contained in the prospectus for Manufacturers Investment Trust.



Annual Operating Expenses of the Portfolios of Manufacturers Investment Trust (Expenses that are Deducted from Portfolio



-------------------------------------------------------------------------------------------------------
Charge                                                                           Minimum        Maximum
-------------------------------------------------------------------------------------------------------
Expenses that are deducted from portfolio assets, including advisory fees,        0.55%          1.57%
 Rule 12b-1 fees and Other Expenses
-------------------------------------------------------------------------------------------------------

POLICY SUMMARY

GENERAL

The Policy is a flexible premium survivorship variable universal life insurance policy. The following summary is intended to provide a general description of the most important features of the Policy. It is not comprehensive and is qualified in its entirety by the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage. The Policy's provisions may vary in some states and the terms of your Policy and any endorsement or rider, supersede the disclosure in this prospectus.

DEATH BENEFITS

The Policy provides a death benefit in the event of the death of the last-to-die of the Lives Insured. There are two death benefit options. Under Option 1 the death benefit is the Face Amount of the Policy at the date of death or, if greater, the Minimum Death Benefit. Under Option 2 the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death or, if greater, the Minimum Death Benefit. The policyowner may change the death benefit option and increase or decrease the Face Amount.


(Policies issued in Maryland should refer to the section of the Prospectus entitled "Additional Information for Policies Issued in Maryland.")


RETURN OF PREMIUM RIDER

The Policy may be issued with an optional Return of Premium Death Benefit rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon death of the last-to-die of the Lives Insured after the Company receives due proof of death. The Return of Premium Death Benefit is calculated as follows:


The return of premium rider death benefit is equal to the initial premium. Any subsequent premiums will increase the death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable Surrender Charge (except that the rider death benefit will not be reduced to less than zero). The Return of Premium rider is not protected by the No Lapse Guarantee after the second Policy Year.



(Policies issued in Maryland should refer to the section of the Prospectus entitled "Additional Information for Policies Issued in Maryland.")


OPTIONAL TERM RIDER


The Policy may be issued with an optional term insurance rider (the "Term Rider"). The benefit of the term rider is that the cost of insurance rates will always be less than or equal to the cost of insurance rates on the Policy. However, unlike the death benefit under the Policy, the death benefit under the Term Rider is not protected by the no-lapse guarantee after the second Policy Year and terminates at age 100.


PREMIUMS

Premium payments may be made at any time and in any amount, subject to certain limitations as described under "Premium Payments -- Subsequent Premiums." Net Premiums will be allocated, according to the policyowner's instructions and at the Company's discretion, to one or more of the general account and the sub-accounts of Manulife USA's Separate Account A. Allocation instructions may be changed at any time and transfers among the accounts may be made.

POLICY VALUE

The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which the policyowner has allocated premiums. The policyowner may obtain a portion of the Policy Value by taking a policy loan or a partial withdrawal, or by full surrender of the Policy.

POLICY LOANS

The policyowner may borrow against the Cash Surrender Value of the Policy. Loan interest at a rate of 5.25% is due and payable in arrears on each Policy Anniversary. All outstanding Policy Debt will be deducted from proceeds payable at the insured's death, or upon surrender.

SURRENDER AND PARTIAL WITHDRAWALS

The policyowner may make a partial withdrawal of the Policy Value. A partial withdrawal may result in a reduction in the Face Amount of the Policy and an assessment of a portion of the surrender charges to which the Policy is subject.

A Policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less Surrender Charges and outstanding Monthly Deductions due minus the Policy Debt.

LAPSE AND REINSTATEMENT

Unless the No-Lapse Guarantee is in effect, a Policy will lapse (and terminate without value) when the Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without an adequate payment being made by the policyowner. If the No-Lapse Guarantee is in effect, the Policy will lapse if the No-Lapse Guarantee Cumulative Premium Test (see definition) has not been met.

The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not itself cause a Policy to lapse. Second, a Policy can lapse even if planned premiums have been paid.

A lapsed Policy may be reinstated by the policyowner at any time within the five year period following lapse provided none of the Lives Insured dies after the policy termination and the Policy was not surrendered for its Net Cash Surrender Value. Evidence of insurability is required, along with a certain amount of premium as described under "Reinstatement."

CHARGES AND DEDUCTIONS

The Company assesses certain charges and deductions in connection with the Policy. These include: (i) charges assessed monthly for mortality and expense risks, cost of insurance, administration expenses, (ii) amounts deducted from premiums paid (iii) and charges assessed on surrender or lapse. These charges are summarized in the Table of Charges and Deductions.

In addition, there are charges deducted from each Portfolio of the Trust. These charges are summarized in the Table of Investment Management Fees and Expenses.

INVESTMENT OPTIONS AND INVESTMENT ADVISERS

Net Premiums may be allocated to the general account or to one or more of the sub-accounts of Manulife USA's Separate Account A. Each of the sub-accounts invests in the shares of one of the Portfolios of the Trust. The Trust receives investment advisory services from Manufacturers Securities Services, LLC ("MSS"). MSS is a registered investment adviser under the Investment Advisers Act of 1940. The Trust also employs subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.

Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.

INVESTMENT MANAGEMENT FEES AND EXPENSES


The Separate Account purchases shares of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses. The fees and expenses for each Portfolio for the Trust's last fiscal year are shown in the Table of Investment Management Fees and Expenses found in the accompanying Trust prospectus to which reference should be made.



TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS



         The Trust currently has the following subadvisers who manage the portfolios of the Trust which are investment options for this contract, one of which is MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)"). Both MSS and MFC Global (U.S.A.) are affiliates of ours.



                 Adviser/Subadviser                                       Portfolio
                 ------------------                                       ---------
Capital Research Management Company                        American Growth Trust
(Adviser to the American Fund Insurance Series) (D)        American International Trust
                                                           American Growth-Income Trust
                                                           American Blue Chip Income and Growth Trust

A I M Capital Management, Inc.                             All Cap Growth Trust
                                                           Aggressive Growth Trust
                                                           Mid Cap Core Trust

Capital Guardian Trust Company                             Small Company Blend Trust

                                                           U.S. Large Cap Trust
                                                           (formerly, U.S. Large Cap Value Trust)
                                                           Income & Value Trust
                                                           Diversified Bond Trust

Davis Advisors                                             Financial Services Trust
                                                           Fundamental Value Trust

Deutsche Asset Management, Inc.                            Real Estate Securities Trust
                                                           Dynamic Growth Trust
                                                           All Cap Core Trust
                                                           Lifestyle Trusts(A)

Deutsche Asset Management                                  International Stock Trust
   Investment Services Ltd.

Fidelity Management & Research Company                     Strategic Opportunities Trust
                                                           Large Cap Growth Trust
                                                           Overseas Trust

Franklin Advisers, Inc.                                    Emerging Small Company Trust

Jennison Associates LLC                                    Capital Appreciation Trust

Lord, Abbett & Co.                                         Mid Cap Value Trust
                                                           All Cap Value Trust

Mercury Advisors(C)                                        Large Cap Value Trust

MFC Global Investment Management (U.S.A.) Limited          Pacific Rim Emerging Markets Trust
                                                           Quantitative Equity Trust
                                                           Quantitative Mid Cap Trust
                                                           Quantitative All Cap Trust
                                                           Emerging Growth Trust
                                                           Money Market Trust
                                                           Index Trusts
                                                           Lifestyle Trusts(A)
                                                           Balanced Trust

Massachusetts Financial Services Company                   Strategic Growth Trust
                                                           Strategic Value Trust
                                                           (formerly, Capital Opportunities Trust)
                                                           Utilities Trust

Munder Capital Management                                  Small Cap Opportunities Trust

Pacific Investment Management Company                      Global Bond Trust
                                                           Total Return Trust
                                                           Real Return Bond Trust

Putnam Investment Management, L.L.C.                       Global Equity Trust

Salomon Brothers Asset Management Inc                      U.S. Government Securities Trust
                                                           Strategic Bond Trust
                                                           Special Value Trust
                                                           High Yield Trust

T. Rowe Price Associates, Inc.                             Science & Technology Trust
                                                           Small Company Value Trust
                                                           Health Sciences Trust
                                                           Blue Chip Growth Trust
                                                           Equity-Income Trust

Templeton Investment Counsel, Inc.                         International Value Trust
                                                           International Small Cap Trust

UBS Global Asset Management                                Global Allocation Trust
(formerly, Brinson Advisors, Inc.)                         (formerly, Tactical Allocation Trust)

Wellington Management Company, LLP                         Growth & Income Trust
                                                           Investment Quality Bond Trust
                                                           Mid Cap Stock Trust
                                                           Natural Resources Trust

Van Kampen (B)                                             Value Trust
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(A)   Deutsche Asset Management, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited regarding management of the Lifestyle Trusts.


(B) Morgan Stanley Investment Management Inc. ("MSIM") is the sub-adviser to the Value Trust. MSIM does business in certain instances (including its role as the sub-adviser to the Value Trust) using the name "Van
     Kampen." MSIM also does business under the name "Miller Anderson." Prior to May 1, 2003, Miller Anderson was named as the subadviser to the Value
     Trust.



(C)  Fund Asset Management, L.P. is the sub-adviser to the Large Cap Value
     Trust. Fund Asset Management does business in certain instances (including its role as the sub-adviser to the Large Cap Value Trust) using the name
     "Mercury Advisors."



(D) Each of the four portfolios invests exclusively in Class 2 shares of portfolios of the American Fund Insurance Series which is advised by Capital Research Management Company ("CRMC").


GENERAL INFORMATION ABOUT MANULIFE USA, THE SEPARATE ACCOUNT AND THE TRUST

MANULIFE USA

We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance
Company ("Manufacturers Life") and its subsidiaries, collectively known as Manulife Financial. The Manufacturers Life Insurance Company is one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. However, neither Manufacturers
Life nor any of its affiliated companies guarantees the investment performance of the Separate Account.

RATINGS

The Manufacturers Life Insurance Company and The Manufacturers Life Insurance
Company (U.S.A.) have received the following ratings from independent rating agencies:

         A++ A.M. Best
         Superior companies have a very strong ability to meet their obligations; 1st category of 16

         AA+ Fitch
         Very strong capacity to meet policyholder and contract obligations; 2 nd category of 22

         AA+ Standard & Poor's
         Very strong financial security charactaeristics; 2nd category of 21

         Aa2 Moody's

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         Excellent in financial strength; 3rd category of 21

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned to Manulife USA as a measure of the Company's ability to honor the death benefit and life annuitization guarantees but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.

THE SEPARATE ACCOUNT

The Manufacturers Life Insurance Company of America ("ManAmerica") established its Separate Account Three (the "Separate Account") on August 22, 1986 as a separate account under Pennsylvania law. Since December 9, 1992, it has been operated under Michigan law. On January 1, 2002, ManAmerica transferred substantially all of its assets and liabilities to Manulife USA As a result of this transaction, Manulife USA became the owner of all of ManAmerica's assets, including the assets of the Separate Account and assumed all of ManAmerica's obligations including those under the Policies. The ultimate parent of both
ManAmerica and Manulife USA is MFC. The Separate Account holds assets that are segregated from all of Manulife USA's other assets. The Separate Account is currently used only to support variable life insurance policies.

ASSETS OF THE SEPARATE ACCOUNT

Manulife USA is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to the other income, gains, or losses of Manulife USA.
Manulife USA will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account.
These assets may not be charged with liabilities which arise from any other business Manulife USA conducts. However, all obligations under the variable life insurance policies are general corporate obligations of Manulife USA

REGISTRATION

The Separate Account is registered with the Securities and Exchange Commission
("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities.
Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of Manulife USA.

THE TRUST


Each sub-account of the Separate Account will purchase shares only of Series I
(formerly referred to as Class A) of a particular Portfolio of the Trust. The
Trust is registered under the 1940 Act as an open-end management investment company. Each of the Trust portfolios, except the Lifestyle Trusts and the Equity Index Trust, are subject to a Rule 12b-1 fee of .15% of a portfolio's
Series I net assets (0.35% in the case of the American Growth Trust, American
International Trust, American Growth-Income Trust and American Blue Chip Income and Growth Trust). The Separate Account will purchase and redeem shares of the Portfolios at net asset value. Shares will be redeemed to the extent necessary for Manulife USA to provide benefits under the Policies, to transfer assets from one sub-account to another or to the general account as requested by policyholders, and for other purposes not inconsistent with the Policies. Any dividend or capital gain distribution received from a Portfolio with respect to the policies will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account.



The Trust shares are issued to fund benefits under both variable annuity contracts and variable life insurance policies issued by Manulife USA or life insurance companies affiliated with us. We will also purchase shares through our general account for certain limited purposes including initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of such benefits see the accompanying Trust prospectus.


INVESTMENT OBJECTIVES OF THE PORTFOLIOS

The investment objectives and certain policies of the Portfolios currently available to policyowners through corresponding sub-accounts are set forth below. There is, of course, no assurance that these objectives will be met. A full description of the Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying Trust prospectus, which should be read together with this prospectus.

Eligible Portfolios

The Portfolios of the Trust available under the Policies are as follows:

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The AMERICAN GROWTH TRUST invests all of its assets in Class 2 shares of the
Growth Fund, a series of American Fund Insurance Series. The Growth Fund invest primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.



The AMERICAN INTERNATIONAL TRUST invests all of its assets in Class 2 shares of the International Fund, a series of American Fund Insurance Series. The
International Fund invests primarily in common stocks of companies located outside the United States.



The AMERICAN GROWTH-INCOME TRUST invests all of its assets in Class 2 shares of the Growth-Income Fund, a series of American Fund Insurance Series. The
Growth-Income Fund invest primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.



The AMERICAN BLUE CHIP INCOME AND GROWTH TRUST invests all of its assets in
Class 2 shares of the Blue Chip Income and Growth Fund, a series of American
Fund Insurance Series. The Blue Chip Income and Growth Fund invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above.



                                       ***


The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital by investing, under normal market condition, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies expected to benefit from the development, advancement, and use of science and technology.
Current income is incidental to the portfolio's objective.


The PACIFIC RIM EMERGING MARKETS TRUST seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.


The HEALTH SCIENCES TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed
"health sciences").


The EMERGING GROWTH TRUST seeks superior long-term rates of return through capital appreciation by investing, under normal circumstances, primarily in high quality securities and convertible instruments of small-cap U.S. companies.


The AGGRESSIVE GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's asset principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.

The EMERGING SMALL COMPANY TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Growth Index* ("small cap stocks") at the time of purchase.


The SMALL COMPANY BLEND TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000
Index* at the time of purchase.



The DYNAMIC GROWTH TRUST seeks long-term growth of capital by investing in stocks and other equity securities of medium-sized U.S. companies with strong growth potential.





The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities of mid-size companies with significant capital appreciation potential.


The NATURAL RESOURCES TRUST seeks long-term total return by investing, under normal market conditions, primarily in equity and equity-related securities of natural resource-related companies worldwide.


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The ALL CAP GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's assets under normal market conditions, principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.


The STRATEGIC OPPORTUNITIES TRUST seeks growth of capital by investing primarily in common stocks. Investments may include securities of domestic and foreign issuers, and growth or value stocks or a combination of both.



The FINANCIAL SERVICES TRUST seeks growth of capital by investing primarily in common stocks of financial companies. During normal market conditions, at least
80% of the portfolio's net assets (plus any borrowings for investment purposes) are invested in companies that are principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.






The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing in stocks and other securities with equity characteristics of companies located in the developed countries that makeup the MSCI EAFE Index.*



The OVERSEAS TRUST seeks growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in non-U.S. securities. The portfolio expects to invest primarily in equity securities.



The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in the common stock of companies located outside the U.S. which have total stock market capitalization or annual revenues of $1.5 billion or less
("small company securities").


The INTERNATIONAL VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging markets.




The QUANTITATIVE MID CAP TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its total assets (plus any borrowings for investment purposes) in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.


The MID CAP CORE TRUST seeks long-term growth of capital by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of mid-capitalization companies.


The GLOBAL EQUITY TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies in at least three different countries, including the U.S. The portfolio may invest in companies of any size but emphasizes mid- and large-capitalization companies that the subadviser believes are undervalued.

The STRATEGIC GROWTH TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities (such as preferred stocks, bonds, warrants or rights convertible into stock and depositary receipts for these securities) of companies which the subadviser believes offer superior prospects for growth.


The CAPITAL APPRECIATION TRUST seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospectus. These companies are generally medium-to-large capitalization companies.



The QUANTITATIVE ALL CAP TRUST to seek long-term growth of capital by investing, under normal circumstances, primarily in equity securities of U.S. companies.
The portfolio will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.



The ALL CAP CORE TRUST (formerly, Growth Trust) seeks long-term growth of capital by investing primarily in common stocks and other equity securities within all asset classes (small, mid and large cap) primarily those within the Russell 3000 Index*.


The LARGE CAP GROWTH TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with large market capitalizations.

                                       16

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The QUANTITATIVE EQUITY TRUST seeks to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.

The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) by investing, under normal market conditions, at least 80% of the portfolio's total assets in the common stocks of large and medium-sized blue chip growth companies. Many of the stocks in the portfolio are expected to pay dividends.


The U.S. LARGE CAP TRUST (formerly, U.S. Large Cap Value Trust) seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.



The STRATEGIC VALUE TRUST (formerly, Capital Opportunities Trust) seeks capital appreciation by investing, under normal market conditions, at least 65% of its net assets in common stocks and related securities of companies which the subadviser believes are undervalued in the market relative to their long term potential.



The LARGE CAP VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in a diversified portfolio of equity securities of large cap companies located in the U.S.


The UTILITIES TRUST seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of domestic and foreign companies in the utilities industry.

The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate companies.


The SMALL CAP OPPORTUNITIES TRUST seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index.



The SMALL COMPANY VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in small companies whose common stocks are believed to be undervalued. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with a market capitalization that do not exceed the maximum market capitalization of any security in the Russell 2000 Index* at the time of purchase.



The SPECIAL VALUE TRUST seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in common stocks and other equity securities of companies whose market capitalization at the time of investment is no greater than the market capitalization of companies in the Russell 2000 Value Index.*


The MID CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) will consist of investments in mid-sized companies, with market capitalizations of roughly $500 million to $10 billion.


The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in equity securities of companies with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index.



The ALL CAP VALUE TRUST seeks capital appreciation by investing in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.


The FUNDAMENTAL VALUE TRUST seeks growth of capital by investing, under normal market conditions, primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion that the subadviser believes are undervalued. The portfolio may also invest in U.S. companies with smaller capitalizations.

The GROWTH & INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of U.S. issuers which the subadviser believes are of high quality.




                                       17

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The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

The INCOME & VALUE TRUST seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed income securities.

The BALANCED TRUST seeks current income and capital appreciation by investing the portfolio's assets in a balanced portfolio of (i) equity securities and (ii) fixed income securities.


The GLOBAL ALLOCATION TRUST (formerly, Tactical Allocation Trust) seeks total return, consisting of long-term capital appreciation and current income, by investing in equity and fixed income securities of issuers located within and outside the U.S.


The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.

The GLOBAL BOND TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's asset primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.


The DIVERSIFIED BOND TRUST seeks high total return consistent with the conservation of capital by investing, under normal market conditions, at least
80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities.



The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing in a diversified portfolio of investment grade bonds and tends to focus its investment on corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.


The TOTAL RETURN TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.


The REAL RETURN BOND TRUST seeks maximum return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments and by corporations.


The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by U. S. entities.


The SMALL CAP INDEX TRUST seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to track the performance of the Russell 2000 Index*.



The INTERNATIONAL INDEX TRUST seeks to approximate the aggregate total return of a foreign equity market index by attempting to track the performance of the Morgan Stanley European Australian Far East Free Index (the "MSCI EAFE
Index")*.



The MID CAP INDEX TRUST seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index by attempting to track the performance of the S&P Mid Cap 400 Index*.


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The TOTAL STOCK MARKET INDEX seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the Wilshire 5000 Equity Index*.



The 500 INDEX TRUST seeks to approximate the aggregate total return of a broad
U.S. domestic equity market index by attempting to track the performance of the S&P 500 Composite Stock Price Index*.


The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital
(current income is not a consideration) by investing 100% of the Lifestyle
Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying
Portfolios which invest primarily in equity securities.

The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.


*"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid
Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R),"
"Russell 2000(R) Growth" and "Russell 3000(R)" are trademarks of Frank Russell
Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "Morgan
Stanley European Australian Far East Free" and "EAFE(R)" are trademarks of
Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.


ISSUING A POLICY

REQUIREMENTS

To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction.

Policies may be issued on a basis which does not take into account the insured's sex and/or smoking status, with prior approval from the Company. A Policy will generally be issued only on the lives of insureds from ages 0 through 90.

Each Policy is issued with a Policy Date, an Effective Date and an Issue Date
(see Definitions). The Issue Date is the date from which the Suicide and Validity provisions of the Policy are determined and is the expected date of actual delivery of the Policy to the policyowner. The Effective Date is the date on which the first monthly deductions are taken, and is the date on which the underwriters approve the Policy issuance. The Policy Date is the date coverage takes effect under the Policy, provided the Company receives the minimum initial premium at its Service Office, is the date from which charges for the first monthly deduction are calculated, and is the date from which Policy Years, Policy Months and Policy Anniversaries are determined.

If an application accepted by the Company is not accompanied by a check for the initial premium and no request to backdate the Policy has been made:

(i) the Policy Date and the Effective Date will be the date the Company receives the check at its service office, and

(ii) the Issue Date will be the date the Company issues the Policy.

                                       19


The initial premium must be received within 60 days after the Issue Date, and the policyowner must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, the Policy will be canceled and any partial premiums paid will be returned to the applicant.

MINIMUM INITIAL FACE AMOUNT

Manulife USA will generally issue a Policy only if it has a Face Amount of at least $250,000.

BACKDATING A POLICY

Under limited circumstances, the Company may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not a policy is backdated, Net Premiums received prior to the Effective Date of a Policy will be credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio.

As of the Effective Date, the premiums paid plus interest credited, net of the premium charge, will be allocated among the Investment Accounts and/or Fixed Account in accordance with the policy owner's instructions unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period.

TEMPORARY INSURANCE AGREEMENT

In accordance with the Company's underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $5,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the Lives Insured meet the Company's usual and customary underwriting standards for the coverage applied for.

The acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to request additional information or to reject an application for any reason.

Persons failing to meet standard underwriting classification may be eligible for a Policy with an additional rating assigned to it.

RIGHT TO EXAMINE THE POLICY

A Policy may be returned for a refund within 10 days after it is received. Some states provide a longer period of time to exercise this right. The Policy will indicate if a longer time period applies. During the "Right to Examine the Policy Period," premiums may be allocated to the Money Market Trust. After this period has expired, premiums will then be allocated among the Investment Accounts and/or Fixed Account in accordance with the policyowner's instructions.

If the policyowner elects to cancel the Policy under this provision, the Policy can be mailed or delivered to the Manulife USA agent who sold it or to the Service Office. Immediately upon such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after receipt of the returned Policy at its Service Office, the Company will refund to the policyholder an amount equal to either:

         (1)      the amount of all premiums paid, or

         (2)      (a) the difference between payments made and amounts allocated to the Separate Account and the Fixed Account; plus

                  (b) the value of the amount allocated to the Separate Account and the Fixed Account as of the date the returned Policy is received by the Company; minus

                  (c) any partial withdrawals made and policy loans taken.

Whether the amount described in (1) or (2) is refunded depends upon the requirements of the applicable state.

If a policyowner requests an increase in face amount which results in new surrender charges, he or she will have the same rights as described above to cancel the increase. If canceled, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. A policyowner may request a refund of all or any portion of premiums paid during the free look period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

The Company reserves the right to delay the refund of any premium paid by check until the check has cleared.

LIFE INSURANCE QUALIFICATION

This product uses the Guideline Premium Test to qualify as a life insurance contract for purposes of Section 7702 of the Internal Revenue Code of 1986, as amended.

GUIDELINE PREMIUM TEST

The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy's death benefit must also be at least equal to the Minimum Death Benefit (described below).

Changes to the Policy may affect the maximum amount of premiums, such as:

- A change in the policy's Face Amount.

- A change in the death benefit option.

- Partial Withdrawals.

- Addition or deletion of supplementary benefits.

Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company will require the policyowner to take a partial withdrawal. In addition, these changes could reduce the future premium limitations.

MINIMUM DEATH BENEFIT

The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable Minimum Death Benefit Percentage for the Attained Age of the youngest of the Lives Insured, or the Attained Age such person would have reached if living. The Minimum Death Benefit Percentages are shown in the Table of Minimum Death Benefit Percentages.

TABLE OF MINIMUM DEATH BENEFIT PERCENTAGES

ATTAINED AGE                                                    APPLICABLE PERCENTAGE
-------------------------------------------------------------------------------------
40 and under..............................................              250%
45........................................................              215%
50........................................................              185%
55........................................................              150%
60........................................................              130%
65........................................................              120%
70........................................................              115%
75........................................................              105%
90........................................................              105%
95 and above..............................................              100%

To determine the Applicable Percentage in the above table, use the Attained Age of the youngest of the Lives Insured, or the Attained Age such person would have reached if living. For ages not shown, the Applicable Percentage can be found by reducing the values proportionately

DEATH BENEFITS


(Policies issued in Maryland should refer to the section of the Prospectus entitled "Additional Information for Policies Issued in Maryland.")


If the Policy is in force at the time of the death of the last-to-die of the Lives Insured, the Company will pay an insurance benefit. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any supplementary benefits added to the Policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment. If the Life Insured should die after the Company's receipt of a request for surrender, no insurance benefit will be payable, and the Company will pay only the Net Cash Surrender Value.

DEATH BENEFIT OPTIONS

There are two death benefit options, described below.

DEATH BENEFIT OPTION 1

Under Option 1 the death benefit is the Face Amount of the Policy at the date of death or, if greater, the Minimum Death Benefit.

DEATH BENEFIT OPTION 2

Under Option 2 the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death or, if greater, the Minimum Death Benefit.

CHANGING THE DEATH BENEFIT OPTION

The death benefit option may be changed on the first day of any policy month once each Policy Year after the first Policy Year.. The change will occur on the first day of the next Policy Month after a written request for a change is received at the Service Office. The Company reserves the right to limit a request for a change if the change would cause the Policy to fail to qualify as life insurance for tax purposes.

A change in the death benefit option will result in a change in the Policy's Face Amount, in order to avoid any change in the amount of the death benefit, as follows:

CHANGE FROM OPTION 1 TO OPTION 2

The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change. The Policy will not be assessed a Surrender Charge for a reduction in Face Amount solely due to a change in the death benefit option.

CHANGE FROM OPTION 2 TO OPTION 1

The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change.

CHANGING THE FACE AMOUNT

Subject to the limitations stated in this Prospectus, a policyowner may, upon written request, increase or decrease the Face Amount of the Policy. The Company reserves the right to limit a change in Face Amount so as to prevent the Policy from failing to qualify as life insurance for tax purposes.

INCREASE IN FACE AMOUNT

Increases in Face Amount may be made once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000. An increase will become effective at the beginning of the policy month following the date Manulife USA approves the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. The Company reserves the right to refuse a requested increase if any of the Lives Insureds' Attained Ages at the effective date of the increase would be greater than the maximum issue age for new Policies at that time.

NEW SURRENDER CHARGES FOR AN INCREASE

An increase in face amount will usually result in the Policy being subject to new surrender charges. There will be no new surrender charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a Policy, a policyowner will have free look right with respect to any increase resulting in new surrender charges.

An additional premium may be required for a face amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the face amount increase.

INCREASE WITH PRIOR DECREASES

If, at the time of the increase, there have been prior decreases in Face Amount, these prior decreases will be restored first. The insurance coverage eliminated by the decrease of the oldest face amount will be deemed to be restored first.

DECREASE IN FACE AMOUNT

Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000. A written request from a policy owner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date Manulife USA approves the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and thereafter to the next most recent increases successively. A decrease in Face Amount will be subject to surrender charges. See "Charges and Deductions - Surrender Charges"

Factors that Affect the Death Benefit



In the case of Death Benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen and the charges deducted. For a discussion of how these factors affect Policy Value see the "Risk/Benefit Summary." These factors do not affect the Face Amount of the Policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the Policy does not lapse.


PREMIUM PAYMENTS

INITIAL PREMIUMS

No premiums will be accepted prior to receipt of a completed application by the Company. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium (which is set forth in the Table of Values in your policy).

On the later of the Effective Date or the date the premium is received, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policyowner's instructions; unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period.

SUBSEQUENT PREMIUMS

After the payment of the initial premium, premiums may be paid at any time and in any amount until the youngest of the Lives Insured has reached Attained Age 100, or the date such person would have reached Attained Age 100, if living, subject to the limitations on premium amount described below.

A Policy will be issued with a planned premium, which is based on the amount of premium the policyowner wishes to pay. Manulife USA will send notices to the policyowner setting forth the planned premium at the payment interval selected by the policyowner. However, the policyowner is under no obligation to make the indicated payment.

The Company may refuse any premium payment that would cause the Policy to fail to qualify as life insurance under the Internal Revenue Code. The Company also reserves the right to request evidence of insurability if a premium payment would result in an increase in the Death Benefit that is greater than the increase in Policy Value.


Payment of premiums will not guarantee that the Policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the Policy to lapse. However, in states where permitted, the Policy does have a No-Lapse Guarantee (as well as Optional Extended No-Lapse Guarantee), which would prevent the Policy from lapsing during the guarantee period, provided certain criteria , as described under "No-Lapse Guarantee" are satisfied.


All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day the premiums were received at the Service Office; unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.

MAXIMUM PREMIUM LIMITATION

In no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance.

If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.

PREMIUM ALLOCATION

Premiums may be allocated to either the Fixed Account for accumulation at a rate of interest equal to at least 3% or to one or more of

Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any number between zero and 100, provided the total allocation equals 100. A policyowner may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office.

CHARGES AND DEDUCTIONS

AMOUNT DEDUCTED FROM PREMIUM


Manulife USA deducts an amount from each premium payment, equal to 15% of the premium during the first ten Policy Years


SURRENDER CHARGES


The Company will deduct a Surrender Charge if during the first fifteen years following the Policy Date, or the effective date of a Face Amount increase:


         -     the Policy is surrendered for its Net Cash Surrender Value,

         - a partial withdrawal is made in excess of the Withdrawal Tier Amount (see below for a description of this amount),

         -     there is a decrease in Face Amount, or

         -     the Policy Lapses.


Unless otherwise allowed by the Company and specified by the policyowner, the surrender charge is deducted from the amount to be paid to the policyowner upon surrender or lapse of the Policy or if a partial withdrawal is made. The surrender charge, together with a portion of the premium charge, is paid to the Company and is designed to compensate the Company for some of the expenses it incurs in selling and distributing the Policies, including agents' commission, advertising, agent training and the printing of prospectuses and sales literature.


SURRENDER CHARGE CALCULATION

The Surrender Charge for the initial Face Amount or for the amount of any increase in Face Amount is determined by the following formula (the calculation is also described in words below):

Surrender Charge = (Surrender Charge Rate) x (Grading Percentage)

Surrender Charge Rate (the calculation is also described in words below)


Surrender Charge Rate = (Factor) x (Surrender Face Amount / 1000) + (82.5%)
                        x (Surrender Charge Premium)


DEFINITIONS OF THE FORMULA FACTORS ABOVE

Surrender Face Amount

If the Face Amount at the time of surrender is equal to or less than the initial Face Amount, then the Surrender Face Amount is equal to the Face Amount at the time of surrender. However, if the Face Amount has increased, then the surrender charge is calculated separately on (a) the initial Face Amount and (b) on the amount of Face Amount above the initial Face Amount. In the case of (a), the Surrender Face Amount is equal to the initial Face Amount and in the case of (b) the Surrender Face Amount is equal to the Face Amount above the initial Face Amount.

The Factor is set forth in the following chart:


ISSUE AGE                                                                  FACTOR
---------                                                                  ------
38 or younger.........................................................      3.75
39....................................................................      4.25
40....................................................................      4.75
41....................................................................      5.25
42....................................................................      5.75
43....................................................................      6.25
44....................................................................      6.75
45....................................................................      7.25
46....................................................................      7.75
47....................................................................      8.25
48 or older...........................................................      8.50


The Surrender Charge Premium is the lesser of:

(a)      the premiums paid during the first policy year;

(b) the premium amount used to measure the maximum Surrender Charge under the Policy;


(c) the net level annual premium ("Net Level Premium") required to provide level insurance to attained age 100 of the younger insured based on guaranteed maximum mortality charges and an interest rate of $40; and



(d)      $27.50 per $1000 of Face Amount.


Grading Percentage

The grading percentage is based on the issue age of the youngest insured and the Policy Year in which the transaction causing the assessment of the charge occurs as set forth in the table below:


                                                                             SURRENDER CHARGE GRADING PERCENTAGE
                                                                  -----------------------------------------------------
ISSUE AGES OF YOUNGER INSURED                                     0-75       76        77        78       79        80+
-----------------------------------------------------------------------------------------------------------------------
Policy Year 1...............................................       93%       92%       92%       91%      90%       90%
Policy Year 2...............................................       86%       85%       84%       83%      81%       80%
Policy Year 3...............................................       80%       78%       76%       75%      72%       70%
Policy Year 4...............................................       73%       71%       69%       66%      63%       60%
Policy Year 5...............................................       66%       64%       61%       58%      54%       50%
Policy Year 6...............................................       60%       57%       53%       50%      45%       40%
Policy Year 7...............................................       53%       50%       46%       41%      36%       30%
Policy Year 8...............................................       46%       42%       38%       33%      27%       20%
Policy Year 9...............................................       40%       35%       30%       25%      18%       10%
Policy Year 10..............................................       33%       28%       23%       16%       9%        0%
Policy Year 11 .............................................       26%       21%       15%        8%       0%
Policy Year 12..............................................       20%       14%        7%        0%
Policy Year 13..............................................       13%        7%        0%
Policy Year 14..............................................        6%        0%
Policy Year 15..............................................        0%


Formulas Described in Words

     Surrender Charge


The Surrender Charge is determined by multiplying the Surrender Charge Rate by the Grading Percentage, a percent which starts at 100% and grades down each policy year to zero over a period not to exceed fifteen years.

     Surrender Charge Rate


The Surrender Charge Rate is equal to the sum of (a) plus (b) where (a) equals the Factor multiplied by the Surrender Face Amount divided by 1000 and (b) equals 82.5% times the Surrender Charge Premium.


Illustration of Surrender Charge Calculation

     Assumptions

-  50 year old male and 40 year old female (standard risks and nonsmoker status)

-  Policy issued 7 years ago


- A total of $904 in premiums have been paid on the Policy in equal annual installments over the 7 year period



- the premium amount used to measure the maximum Surrender Charge under the Policy is $2188



-  Net Level Premium for the Policy is $2541


-  Face Amount of the Policy is $250,000

-  Policy is surrendered during the last month of the seventh policy year

     Surrender Charge


The Surrender Charge to be assessed would be $1025, determined as follows:


First, the Surrender Charge Rate is determined by applying the Surrender Charge Rate formula as set forth below.


Surrender Charge Rate = (Factor) x (Surrender Face Amount / 1000) + (82.5%)
                                 x (Surrender Charge Premium)



     1933.30 = (4.75) x ($250,000 / 1000) + (82.5%) x (904)



     The Surrender Charge Rate is equal to 1933.30.


Second, the Surrender Charge Rate is entered into the Surrender Charge formula and the Surrender Charge is determined as set forth below.

Surrender Charge = (Surrender Charge Rate) x (Grading Percentage)


     $1025 = (1933.30) x (53%)



     The Surrender Charge is equal to $1025.


The following calculation illustrates the maximum Surrender Charge that would be payable on a Policy under the assumptions set forth below.

Illustration of Maximum Surrender Charge Calculation

     Assumptions

-  50 year old male and 40 year old female (standard risks and nonsmoker status)

-  Policy issued 7 years ago


- a total of $2188 in premiums have been paid on the Policy in equal annual installments over the 7 year period



- the premium amount used to measure the maximum Surrender Charge under the Policy is $2188



-  Net Level Premium for the Policy is $2541


-  Face Amount of the Policy is $250,000

-  Policy is surrendered during the last month of the seventh policy year

     Maximum Surrender Charge


The maximum Surrender Charge to be assessed would be $1586, determined as follows:


First, the Surrender Charge Rate is determined by applying the Surrender Charge Rate formula as set forth below.


Surrender Charge Rate = (Factor) x (Surrender Face Amount / 1000) + (82.5%)
                                 x (Surrender Charge Premium)

     2992.60 = 4.75 x ($250,000 / 1000) + (82.5%) x (2188)



     The Surrender Charge Rate is equal to 2992.60.


Second, the Surrender Charge Rate is entered into the Surrender Charge formula and the Surrender Charge is determined as set forth below.

Surrender Charge = (Surrender Charge Rate) x (Grading Percentage)


     $1586 = (2992.60) x 53%



    The maximum Surrender Charge payable on the Policy is equal to $1586.


Depending upon the Face Amount of the Policy, the age of the youngest insured at issue, premiums paid under the Policy and the performance of the underlying investment options, the Policy may have no Cash Surrender Value and therefore, the policyowner may receive no surrender proceeds upon surrendering the Policy.

SURRENDER CHARGES ON A PARTIAL WITHDRAWAL

A partial withdrawal will result in the assessment of a portion of the Surrender Charges to which the Policy is subject. The portion of the Surrender Charges assessed will be based on the ratio of the amount of the withdrawal which exceeds the Withdrawal Tier Amount to the Net Cash Surrender Value of the Policy as at the date of the withdrawal. The Surrender Charges will be deducted from the Policy Value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account. If the amount in the accounts is not sufficient to pay the Surrender Charges assessed, then the amount of the withdrawal will be reduced. Whenever a portion of the surrender charges is deducted as a result of a partial withdrawal, the Policy's remaining surrender charges will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the partial withdrawal.

SURRENDER CHARGE ON DECREASE IN FACE AMOUNT


If the Face Amount of insurance is decreased, a pro-rata Surrender Charge will be deducted from the Policy Value. A decrease in Face Amount caused by a change from Death Benefit Option 1 to Option 2 will not incur a pro-rata Surrender Charge.


Each time a pro-rata Surrender Charge is deducted for a Face Amount decrease, the remaining Surrender Charge will be reduced in the same proportion that the Surrender Charge deducted bears to the total Surrender Charge immediately before the Face Amount decrease.

WITHDRAWAL TIER AMOUNT

The Withdrawal Tier Amount is equal to 10% of the Net Cash Surrender Value as at the last Policy Anniversary. In determining what, if any, portion of a partial withdrawal is in excess of the Withdrawal Tier Amount, all previous partial withdrawals that have occurred in the current Policy Year are included.

MONTHLY CHARGES

On the Policy Date and at the beginning of each Policy Month, a deduction is due from the Net Policy Value to cover certain charges in connection with the Policy until the youngest of the Lives Insured reaches Attained Age 100, or the date such person would have reached Attained Age 100, if living. If there is a Policy Debt under the Policy, loan interest and principal will continue to be payable at the beginning of each Policy Month. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. The charges consist of:

(i)  a monthly administration charge;

(ii) a monthly charge for the cost of insurance;

(iii) a monthly mortality and expense risk charge;

(iv) a monthly charge for any supplementary benefits added to the Policy.

Unless otherwise allowed by the Company and specified by the policyowner, the Monthly Deduction will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy value in each bears to the Net Policy Value.

ADMINISTRATION CHARGE


This charge will be equal to $0.175 per $1,000 of current face amount per Policy Month in the first Policy Year. The charge is paid to the Company and is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the Policy.


COST OF INSURANCE CHARGE


The monthly charge for the cost of insurance is paid to the Company and is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each Policy Month. The cost of insurance rate and the net amount at risk are determined separately for the initial Face Amount and for each increase in Face Amount. In determining the net amount at risk, if there have been increases in the Face Amount, the Policy Value shall first be considered a part of the initial Face Amount. If the Policy Value exceeds the initial Face Amount, it shall then be considered a part of the additional increases in Face Amount resulting from the increases, in the order the increases occurred.


For Death Benefit Options 1 and 2, the net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:


     (a) is the death benefit as of the first day of the Policy Month, divided by 1.0032737; and


     (b) is the Policy Value as of the first day of the Policy Month prior to deduction of monthly cost of insurance.


Since the net amount of risk for Death Benefit Option 2 is based on a formula that includes as factors the Policy Value, the net amount at risk is affected by the investment performance of the underlyling investment options chosen, payment of premiums and charges assessed.


The rates for the cost of insurance are blended and based upon the Attained Age, sex, and Risk Classification of the Lives Insured.

Cost of insurance rates will generally increase with the age of each of the Lives Insured. The first year cost of insurance rate is guaranteed.


The cost of insurance rates reflect the Company's expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within the class of Lives Insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the Lives Insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker/Non-Smoker Mortality Tables. Current cost of insurance rates may be less than the guaranteed rates.


CHARGES FOR SUPPLEMENTARY BENEFITS

If the Policy includes Supplementary Benefits, a charge will be made applicable to such Supplementary Benefit.

MORTALITY AND EXPENSE RISK CHARGE

A monthly charge is assessed against the Policy Value equal to a percentage of the Policy Value. This charge is to compensate the Company for the mortality and expense risks it assumes under the Policy. The mortality risk assumed is that Lives Insured may live for a shorter period of time than the Company estimated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will be greater than the Company estimated. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.

The charge varies by Policy Year as follows:


                                                                  GUARANTEED
                                                               MONTHLY MORTALITY  EQUIVALENT ANNUAL
                                                                  AND EXPENSE       MORTALITY AND
 POLICY YEAR                                                     RISKS CHARGE       RISKS CHARGE
---------------------------------------------------------------------------------------------------
 1-15.....................................................           0.10%              1.20%
 16+......................................................           0.025%             0.30%


CHARGES FOR TRANSFERS

A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year, other than transfers made pursuant to the Dollar Cost Averaging or Asset Allocation Balancer programs.

INVESTMENT MANAGEMENT FEES AND EXPENSES



The investment management fees and expenses of the portfolios of Manufacturers Investment Trust, the underlying variable investment options for the Policy, are set forth in the prospectus for the Trust which should accompany this prospectus. These fees and expenses are also set forth above in the "Table of Investment Management Fees and Expenses."


REDUCTION IN CHARGES

The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents, immediate family members of the foregoing, and employees or agents of Manufacturers Life and its subsidiaries. Manulife USA reserves the right to reduce any of the Policy's loads or charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which Manulife USA believes to be relevant to the expected reduction of its expenses.

Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. Manulife USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

In addition, groups and persons purchasing under a sponsored arrangement may apply for simplified underwriting. If simplified underwriting is granted, the cost of insurance charge may increase as a result of higher anticipated mortality experience.

SPECIAL PROVISIONS FOR EXCHANGES

The Company will permit owners of certain fixed life insurance contracts issued by the Company to exchange their contracts for the Policies described in this prospectus (and likewise, owners of Policies described in this prospectus may also exchange their Policies for certain fixed life insurance contracts issued by the Company). Policyowners considering an exchange should consult their tax advisers as to the tax consequences of an exchange.

COMPANY TAX CONSIDERATIONS

At the present time, the Company makes no specific charge to the Separate Account for any federal, state, or local taxes that the Company incurs that may be attributable to such Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

POLICY VALUE

DETERMINATION OF THE POLICY VALUE

A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.


The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the "Risk/Return Summary."


INVESTMENT ACCOUNTS

An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

FIXED ACCOUNT

Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by Manulife USA For a detailed description of the Fixed Account, see "The General Account -- Fixed Account".

LOAN ACCOUNT

Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is equal to the amount charged on the outstanding Policy Debt less the Loan Spread. For a detailed description of the Loan Account, see "Policy Loans -- Loan Account".

UNITS AND UNIT VALUES

CREDITING AND CANCELING UNITS

Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

UNIT VALUES

The value of a unit of each sub-account was initially fixed at $10.00 and $12.50 depending on the sub-account. For each subsequent Business Day the unit value for that sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the that sub-account on such subsequent Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:

(a) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

(b) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day;

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

TRANSFERS OF POLICY VALUE

At any time, a policyowner may transfer Policy Value from one sub-account to another or to the Fixed Account. Transfer requests must be in writing in a format satisfactory to the Company, or by telephone if a currently valid telephone transfer authorization form is on file.


The Company reserves the right to impose limitations on transfers, including the maximum amount that may be transferred. Prior to imposing any such limitations, the Company will provide written notice to the affected policyowners. In addition, transfer privileges are subject to any restrictions that may be imposed by the Trust.


While the Policy is in force, the policyowner may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

(a)  within eighteen months after the Issue Date; or

(b) within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts or within 60 days of the date of notification of such change, whichever is later.

TRANSFER CHARGES

A policyowner may make up to twelve transfers each Policy Year free of charge. Additional transfers in each Policy Year may be made at a cost of $25 per transfer. This charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

Transfers under the Dollar Cost Averaging and Asset Allocation Balancer programs do not count against the number of free transfers permitted per Policy Year.

TRANSFERS INVOLVING FIXED ACCOUNT


The maximum amount that may be transferred from the Fixed Account in any one Policy Year is the greater of $2,000 or 15% of the Fixed Account Value at the previous Policy Anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.


TELEPHONE TRANSFERS

Although failure to follow reasonable procedures may result in the Company being liable for any losses resulting from unauthorized or fraudulent telephone transfers, Manulife USA will not be liable for following instructions communicated by telephone that the Company reasonably believes to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

DOLLAR COST AVERAGING

The Company will offer policyowners a Dollar Cost Averaging program. Under the Dollar Cost Averaging program the policyowner will designate an amount which will be transferred at predetermined intervals from one Investment Account into any other Investment Account(s) or the Fixed Account. Currently, no charge will be made for this program. If insufficient funds exist to effect a Dollar Cost Averaging transfer, the transfer will not be effected and the policyowner will be so notified.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

ASSET ALLOCATION BALANCER TRANSFERS

Under the Asset Allocation Balancer program the policyowner will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will move amounts among the Investment Accounts as necessary to maintain the policyowner's chosen allocation. A change to the policyowner premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the policyowner either instructs Manulife USA otherwise or has elected the Dollar Cost Averaging program. Currently, there is no charge for this program; however, the Company reserves the right to institute a charge on 90 days' written notice to the policyowner.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

POLICY LOANS

At any time while this Policy is in force, a policyowner may borrow against the Policy Value of the Policy. The amount of any loan cannot exceed 90% of the Policy's Net Cash Surrender Value. In the state of Florida, the available loan value on any date is the Net Cash Surrender Value, less estimated interest and future Monthly Deductions, due to the next anniversary. The Policy serves as the only security for the loan. Policy loans may have tax consequences, see "Tax Treatment of Policy Benefits -- Policy Loan Interest."

LOAN VALUE

The Loan Value is equal to the Policy's Net Cash Surrender Value less the monthly deductions due to the next Policy Anniversary.

EFFECT OF POLICY LOAN

A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See "Lapse and Reinstatement." In addition, a policy loan may result in a Policy's failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a policy loan will affect the amount payable on the death of the last-to-die of the Lives Insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

INTEREST CHARGED ON POLICY LOANS


Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 5.25%. If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy.

The Policy will go into default at any time the Policy Debt exceeds the Policy Value. At least 61 days prior to termination, the Company will send the policyowner a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.

LOAN ACCOUNT


When a loan is made, an amount equal to the loan, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.


INTEREST CREDITED TO THE LOAN ACCOUNT


Interest will be credited to amounts in the Loan Account at an effective annual rate of at least 4%. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 1.25% and is guaranteed not to exceed this amount.


LOAN REPAYMENTS

Policy Debt may be repaid in whole or in part at any time prior to the death of the last-to-die of the Lives Insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. Loan repayments will be allocated first to the Fixed Account until the associated Loan sub-account is reduced to zero and then to each Investment Account in the same proportion as the value in the corresponding Loan Sub-Account bears to the value of the Loan Account.

Amounts paid to the Company not specifically designated in writing as loan repayments will be treated as premiums.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

POLICY SURRENDER

A Policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the Policy Debt. If there have been any prior Face Amount increases, the Surrender Charge will be the sum of the Surrender Charge for the Initial Face Amount plus the Surrender Charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which Manulife USA receives the Policy and a written request for surrender at its Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate.

PARTIAL WITHDRAWALS

A policyowner may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. The policyowner may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a Partial Withdrawal see "Charges and Deductions -- Surrender Charges."

REDUCTION IN FACE AMOUNT DUE TO A PARTIAL WITHDRAWAL

If Death Benefit Option 1 is in effect when a partial withdrawal is made, the Face Amount of the Policy will be reduced by the amount of the withdrawal plus any applicable Surrender Charges.

If the death benefit is based upon the Policy Value times the minimum death benefit percentage set forth under "Death Benefit Minimum Death Benefit," the Face Amount will be reduced only to the extent that the amount of the withdrawal plus the portion of the Surrender Charge assessed exceeds the difference between the death benefit and the Face Amount. When the Face Amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.

LAPSE AND REINSTATEMENT

LAPSE

Unless the No-Lapse Guarantee is in effect, a Policy will go into default if at the beginning of any Policy Month the Policy's Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A lapse could have adverse tax consequences as described under "Tax Treatment of the Policy -- Tax Treatment of Policy Benefits -- Surrender or Lapse." Manulife USA will notify the policyowner of the default and will allow a 61 day grace period in which the policyowner may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium load. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.

NO-LAPSE GUARANTEE

In those states where it is permitted, as long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, the Company will guarantee that the Policy will not go into default, even if adverse investment experience or other factors should cause the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a Policy Month.

The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.

The No-Lapse Guarantee Premium is set at issue and reflects any Additional Rating and Supplementary Benefits, if applicable. It is subject to change if the face amount of the Policy is changed, if there is a Death Benefit Option change, or if there is any change in the supplementary benefits added to the Policy or in the risk classification of any Lives Insured because of a change in smoking status.


If you pay only the premium required to satisfy the No-Lapse Guarantee, you may be foregoing the advantage of building up significant policy value under this policy. The financial consequences of having little or no policy value include: a lower death benefit under option 2 than would otherwise be the case, less available loan value, and less net cash surrender value available for partial withdrawals or surrender of the policy.



The No-Lapse Guarantee Period is described under "Definitions".

While the No-Lapse Guarantee is in effect, the Company will determine at the beginning of the Policy Month that the Policy would otherwise be in default, whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If it has not been satisfied, the Company will notify the policyowner of that fact and allow a 61-day grace period in which the policyowner may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification to the policyowner, will be equal to the lesser of:

(a) the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default, plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or

(b) the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium load.

If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the Policy will terminate.

NO-LAPSE GUARANTEE CUMULATIVE PREMIUM TEST

The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that the Policy would otherwise be in default, the sum of all premiums paid to date less any gross withdrawals and less any Policy Debt, is at least equal to the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.

OPTIONAL EXTENDED NO-LAPSE GUARANTEE


In states where approved, , an optional rider may be added to the Policy that extends the No-Lapse Guarantee Period to the earlier of: (a) termination of the Policy or the rider, (b) subject to any applicable state limitations, the number of years selected by the Policyowner and (c) age 100 of the life insureds. (The rider may be terminated at any time but cannot be reinstated once terminated.) In order for the Extended No-Lapse Guarantee to be applicable a Cumulative Premium Test must be satisfied. This test is described in the rider. The cost of the rider varies by issue age, sex, risk classification, smoking status and Face Amount and a change in the Face Amount of the Policy may affect the cost of the rider. The Extended No-Lapse Guarantee does not protect the Term Rider. The No-Lapse Guarantee doesn't protect the Term Rider beyond the second Policy Year.

DEATH DURING GRACE PERIOD

If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding Monthly Deductions due at the time of death.

REINSTATEMENT

A policyowner can reinstate a Policy which has terminated after going into default at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:

(a)  All Lives Insured's risk classifications are standard or preferred, and

(b)  All Lives Insured's Attained Ages are less than 46.

A policyowner can reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

(a) Evidence of all Lives Insured's insurability, or on the survivor(s) who were insured at the end of the grace period, satisfactory to the Company is provided to the Company;

(b) A premium equal to the amount that was required to bring the Policy out of default immediately prior to termination, plus the next two monthly deductions;

(c) The Policy cannot be reinstated if any of the Lives Insured die after the Policy has terminated.


If the reinstatement is approved, the date of reinstatement will be the later of the date the Company approves the policyowner's request or the date the required payment is received at the Company's Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated. Any Policy Debt not paid upon termination of the Policy will be reinstated if the Policy is reinstated.


THE GENERAL ACCOUNT

The general account of Manulife USA consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, Manulife USA has sole discretion over the investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of Manulife USA have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the S.E.C. has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

FIXED ACCOUNT

A policyowner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. Manulife USA will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

POLICY VALUE IN THE FIXED ACCOUNT

The Policy Value in the Fixed Account is equal to:

     (a)  the portion of the net premiums allocated to it; plus

     (b)  any amounts transferred to it; plus

     (c)  interest credited to it; less

     (d)  any charges deducted from it; less

     (e)  any partial withdrawals from it; less

     (f)  any amounts transferred from it.

INTEREST ON THE FIXED ACCOUNT

An allocation of Policy Value to the Fixed Account does not entitle the policyowner to share in the investment experience of the general account. Instead, Manulife USA guarantees that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. Consequently, if a policyowner pays the planned premiums, allocates all net premiums only to the general account and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.


OTHER PROVISIONS OF THE POLICY


Policies issued in Maryland should refer to the section of the Prospectus entitled "Additional Information for Policies Issued in Maryland.")


RETURN OF PREMIUM RIDER DEATH BENEFIT

The Policy may be issued with an optional Return of Premium Death Benefit rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the last-to-die of the Lives Insured after the Company receives due proof of death. The Return of Premium Death Benefit is calculated as follows:

The Return of Premium Rider death benefit is equal to initial premium. Any subsequent premiums will increase the rider death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable Surrender Charge (except that the rider death benefit will not be reduce to less than zero).

               Cessation of Increases. Increases in the Return of Premium Death Benefit coverage will cease at the earlier of:

               (a) the Policy Anniversary coincident with or next following the date we receive your written request for cessation of any further increases;

               (b) the beginning of the Policy Month coincident with or next following the date we approve your written request for a change to Death Benefit Option 2; or

               (c) the date as of which Monthly Deductions cease and no further premiums may be paid in determining the amount of the Return of Premium death benefit coverage.

         Decreases in Coverage. The Return of Premium Death Benefit may be decreased if requested by the policyowner. The decrease will take effect at the beginning of the Policy Month on or next following the date Company approves the request. The Return of Premium Rider Death Benefit coverage will be reduced by the amount of the requested decreased. Decreases in the death benefit are not subject to pro-rata Surrender Charges.

         Partial Withdrawals. If the Policyowner makes a written request for a partial withdrawal of net cash surrender value while this rider is in force, the Company will process the withdrawal so that it first reduces the amount of the Return of Premium Death Benefit coverage. Any withdrawals will be subject to a pro-rata surrender charge as described under "Charges and Deductions - Surrender Charges." In addition, the Face Amount will be reduced by the amount by which the withdrawal plus the Surrender Charge exceeds the amount of the Return of Premium Rider Death Benefit.


         No Lapse Guarantee. The No Lapse Guarantee provisions of the Policy apply to the Return of Premium Rider Death Benefit for the first two Policy Years only.


POLICYOWNER RIGHTS

Unless otherwise restricted by a separate agreement, the policyowner may:

         -     Vary the premiums paid under the Policy.

         -     Change the death benefit option.

         -     Change the premium allocation for future premiums.

         -     Transfer amounts between sub-accounts.

         -     Take loans and/or partial withdrawals.

         -     Surrender the contract.

         -     Transfer ownership to a new owner.

         - Name a contingent owner that will automatically become owner if the policyowner dies before the insured.

         -     Change or revoke a contingent owner.

         -     Change or revoke a beneficiary.

ASSIGNMENT OF RIGHTS

Manulife USA will not be bound by an assignment until it receives a copy of the assignment at its Service Office. Manulife USA assumes no responsibility for the validity or effects of any assignment.

BENEFICIARY

One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes -- primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, the beneficiary may be changed by the policyowner during the Lives Insured lifetime by giving written notice to Manulife USA in a form satisfactory to the Company. The change will take effect as of the date such notice is signed. If the Life Insured dies and there is no surviving beneficiary, the policyowner, or the policyowner's estate if the policyowner is the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, the Company will pay the insurance benefit as if the beneficiary had died before the Life Insured.

INCONTESTABILITY

Manulife USA will not contest the validity of a Policy after it has been in force during any Lives Insured's lifetime for two years from the Issue Date. It will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the Lives Insured for two years. If a Policy has been reinstated and been in force during the lifetime of the Lives Insured for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.

MISSTATEMENT OF AGE OR SEX

If the stated age or sex or both of any of the Lives Insured in the Policy are incorrect, Manulife USA will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

SUICIDE EXCLUSION

If any of the Lives Insured dies by suicide within two years after the Issue Date, the Policy will terminate and the Company will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

If any of the Lives Insured dies by suicide within two years after the effective date of an applied for increase in Face Amount, the Company will credit the amount of any Monthly Deductions taken for the increase and reduce the Face Amount to what it was prior to the increase. If the last death is by suicide, the Death Benefit for that increase will be limited to the Monthly Deductions taken for the increase.

The Company reserves the right to obtain evidence of the manner and cause of death of the Lives Insured.

SUPPLEMENTARY BENEFITS

Subject to certain requirements, one or more supplementary benefits may be added to a Policy, including the Estate Preservation Rider which provides additional term insurance at no extra charge during the first four Policy Years to protect against application of the "three year contemplation of death" rule and an option to split the Policy into two individual policies upon divorce, or certain federal tax law changes without evidence of insurability (the "Policy Split Option"). More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost of any supplementary benefits will be deducted as part of the monthly deduction. (For policies issued in the state of Maryland, there is an additional charge of 6 cents per $1,000 of Face Amount for the Estate Preservation Rider.)

TAX TREATMENT OF THE POLICY

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). No representation is made as to the likelihood of continuation of the present federal income tax laws nor of the current interpretations by the Service. MANULIFE USA DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY OR ANY TRANSACTION REGARDING THE POLICIES.

The Policies may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of such Policies in any such arrangement, the value of which depends in part on the tax consequences, is contemplated, a qualified tax adviser should be consulted for advice on the tax attributes of the particular arrangement.

The Company is taxed as a life insurance company. Because the operations of the Separate Account are a part of, and are taxed with, the Company's operations, the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under existing Federal income tax laws, the Company is not taxed on the investment income and capital gains of the Separate Account, but the Company may be eligible for certain tax credits or deductions relating to foreign taxes paid and dividends received by Trust portfolios. The Company's use of these tax credits and deductions will not adversely affect or benefit the Separate Account. The Company does not anticipate that it will be taxed on the income and gains of the Separate Account in the future, but if the Company is, it may impose a corresponding charge against the Separate Account.

LIFE INSURANCE QUALIFICATION

There are several requirements that must be met for a Policy to be considered a Life Insurance Contract under the Internal Revenue Code, and thereby to enjoy the tax benefits of such a contract:

1. The Policy must satisfy the definition of life insurance under Section 7702 of the Internal Revenue Code of 1986 (the "Code").

2. The investments of the Separate Account must be "adequately diversified" in accordance with Section 817(h) of the Code and Treasury Regulations.

3. The Policy must be a valid life insurance contract under applicable state law.

4. The Policyowner must not possess "incidents of ownership" in the assets of the Separate Account.

These four items are discussed in detail below.

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. For a Policy to be a life insurance contract, it must satisfy either the Cash Value Accumulation Test or the Guideline Premium and Cash Value Corridor Test. By limiting cash value at any time to the net single premium that would be required in order to fund future benefits under the Policy, the Cash Value Accumulation Test in effect requires a minimum death benefit for a given Policy Value. The Guideline Premium Test also requires a minimum death benefit, but in addition limits the total premiums that can be paid into a Policy for a given amount of death benefit.

With respect to a Policy that is issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

With respect to a Policy that is issued on a substandard basis (i.e., a rate class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such a Policy would not provide the tax advantages normally provided by a life insurance policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, the Company reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

DIVERSIFICATION

Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Trust, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how the Trust's assets are to be invested. The Company believes that the Separate Account will thus meet the diversification requirement, and the Company will monitor continued compliance with the requirement.

STATE LAW

A policy must qualify as a valid life insurance contract under applicable state law. State regulations require that the policyowner have appropriate insurable interest in the Life Insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for federal tax purposes.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance Policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their Policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets". As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Policy has many more portfolios to which policyowners may allocate premium payments and Policy Values than were available in the policies described in the rulings. These differences could result in an owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

TAX TREATMENT OF POLICY BENEFITS

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, partial withdrawal, surrender, change in ownership, the addition of an accelerated death benefit rider, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary.

DEATH BENEFIT

The death benefit under the Policy should be excludible from the gross income of the beneficiary under Section 101(a)(1) of the Code.

CASH VALUES

Generally, the policyowner will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, until there is a distribution. This includes additions attributable to interest, dividends, appreciation or gains realized on transfers among sub-accounts.

INVESTMENT IN THE POLICY

Investment in the Policy means:

- the aggregate amount of any premiums or other consideration paid for a Policy; minus

- the aggregate amount, other than loan amounts, received under the Policy which has been excluded from the gross income of the policyowner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract ("MEC"), to the extent such amount has been excluded from gross income, will be disregarded); plus

- the amount of any loan from, or secured by a Policy that is a MEC to the extent that such amount has been included in the gross income of the policyowner.

The repayment of a policy loan, or the payment of interest on a loan, does not affect the Investment in the Policy.

SURRENDER OR LAPSE

Upon a complete surrender or lapse of a Policy, if the amount received plus the amount of Policy Debt exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

If, at the time of lapse or surrender, a Policy has a loan, the loan is extinguished and the amount of the loan is a deemed payment to the policyholder. If the amount of this deemed payment exceeds the investment in the contract, the excess is taxable income and is subject to Internal Revenue Service reporting requirements."

DISTRIBUTIONS

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract" or "MEC".

DISTRIBUTIONS FROM NON-MEC'S

A distribution from a non-MEC is generally treated as a tax-free recovery by the policyowner of the Investment in the Policy to the extent of such Investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the Investment in the Policy. Loans from, or secured by, a non-MEC are not treated as distributions. Instead, such loans are treated as indebtedness of the policyowner.

FORCE OUTS

An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the policyowner in order for the Policy to continue to comply with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Changes include partial withdrawals and death benefit option changes.

DISTRIBUTIONS FROM MEC'S

Policies classified as MEC's will be subject to the following tax rules:

- First, all partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the Investment in the Policy at such time.

- Second, loans taken from or secured by such a Policy and assignments or pledges of any part of its value are treated as partial withdrawals from the Policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as a loan.

- Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

   -  is made on or after the date on which the policyowner attains age 59 1/2;

   -  is attributable to the policyowner becoming disabled; or

   - is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner's beneficiary.

   These exceptions are not likely to apply in situations where the Policy is not owned by an individual.

Definition of Modified Endowment Contracts

Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or materially changed after June 20, 1988.

In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven Policy Years exceed the "seven-pay premium limit". The seven-pay premium limit on any date is equal to the sum of the net level premiums that would have been paid on or before such date if the policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay premium").

The rules relating to whether a Policy will be treated as a MEC are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective policyowner should consult with a competent adviser to determine whether a transaction will cause the Policy to be treated as a MEC.

Material Changes

A policy that is not a MEC may become a MEC if it is "materially changed". If there is a material change to the policy, the seven year testing period for MEC status is restarted. The material change rules for determining whether a Policy is a MEC are complex. In general, however, the determination of whether a Policy will be a MEC after a material change generally depends upon the relationship among the death benefit of the Policy at the time of such change, the Policy Value at the time of the change, and the additional premiums paid into the Policy during the seven years starting with the date on which the material change occurs.

Reductions in Face Amount

If there is a reduction in benefits during any the first seven Policy Years, the seven-pay premium limit is recalculated as if the policy had been originally issued at the reduced benefit level. Failure to comply would result in classification as a MEC regardless of any efforts by the Company to provide a payment schedule that will not violate the seven pay test.

Exchanges

A life insurance contract received in exchange for a MEC will also be treated as a MEC.

Processing of Premiums

If a premium which would cause the Policy to become a MEC is received within 23 days of the next Policy Anniversary, the Company will not apply the portion of the premium which would cause MEC status ("excess premium") to the Policy when received. The excess premium will be placed in a suspense account until the next anniversary date, at which point the excess premium, along with interest, earned on the excess premium at a rate of 3.5% from the date the premium was received, will be applied to the Policy. (Any amount that would still be excess premium on the next anniversary will be refunded to the policyowner.) The policyowner will be advised of this action and will be offered the opportunity to have the premium credited as of the original date received or to have the premium returned. If the policyowner does not respond, the premium and interest will be applied to the Policy as of the next anniversary.

If a premium which would cause the Policy to become a MEC is received more than 23 days prior to the next Policy Anniversary, the Company will refund any excess premium to the policyowner. The portion of the premium which is not excess will be applied as of the date received. The policyowner will be advised of this action and will be offered the opportunity to return the premium and have it credited to the account as of the original date received.

If in connection with the application or issue of the Policy, the policyowner acknowledges that the policy is or will become a MEC, excess premiums that would cause MEC status will be credited to the account as of the original date received.

Multiple Policies

All MEC's that are issued by a Company (or its affiliates) to the same policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

Policy Split Options

This option permits a Policy to be split into two other individual Policies upon the occurrence of a divorce of the lives insured or certain changes in federal estate tax law. The purchase and exercise of the policy split option could have adverse tax consequences. For example, it is not clear whether a policy split will be treated as a nontaxable exchange under Sections 1031 through 1043 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. It is also not clear whether the cost of the policy split option, which is deducted monthly from Policy Value, will be treated as a taxable distribution. Before purchasing the policy split option or exercising rights provided by the policy split option, please consult with a competent tax adviser regarding the possible consequences.

POLICY LOAN INTEREST

Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. For policies purchased on or after January 1, 1996, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by the taxpayer will not be tax deductible unless the employee is a key person within the meaning of Section 264 of the Code. A deduction will not be permitted for interest on a loan under a Policy held on the life of a key person to the extent the aggregate of such loans with respect to contracts covering the key person exceed $50,000. The number of employees who can qualify as key persons depends in part on the size of the employer but cannot exceed 20 individuals.

Furthermore, if a non-natural person owns a Policy, or is the direct or indirect beneficiary under a Policy, section 264(f) of the Code disallows a pro-rata portion of the taxpayer's interest expense allocable to unborrowed Policy cash values attributable to insurance held on the lives of individuals who are not 20% (or more) owners of the taxpayer-entity, officers, employees, or former employees of the taxpayer.

The portion of the interest expense that is allocable to unborrowed Policy cash values is an amount that bears the same ratio to that interest expense as the taxpayer's average unborrowed Policy cash values under such life insurance policies bear to the sum of such average unborrowed Policy cash values and the average adjusted bases for all other assets of the taxpayer.

If the policyowner is an individual, and if the taxpayer is a business and is not the policyowner, but is the direct or indirect beneficiary under the Policy, then the amount of unborrowed cash value of the Policy taken into account in computing the portion of the taxpayer's interest expense allocable to unborrowed Policy cash values cannot exceed the benefit to which the taxpayer is directly or indirectly entitled under the Policy.

POLICY EXCHANGES

A policyowner generally will not recognize gain upon the exchange of a Policy for another life insurance policy covering the same lives insured and issued by the Company or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of Policy indebtedness as a result of the exchange. The reciept of cash or forgiveness of indebtedness is treated as "boot" which is taxable up to the amount of the gain in the policy. In no event will the gain recognized exceed the amount by which the Policy Value (including any unpaid loans) exceeds the policyowner's Investment in the Policy.

OTHER TRANSACTIONS

A transfer of the Policy, a change in the owner, a change in the beneficiary, and certain other changes to the Policy, as well as particular uses of the Policy (including use in a so called "split-dollar" arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if the owner transfers the Policy or designates a new owner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums or other amounts subsequently paid by the transferee. Further, in such a case, if the consideration received exceeds the transferor's Investment in the Policy, the difference will be taxed to the transferor as ordinary income.

Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the individual circumstances of each policyowner and beneficiary.

ALTERNATIVE MINIMUM TAX

Corporate owners may be subject to Alternative Minimum Tax on the annual increases in Cash Surrender Values and on the Death Benefit proceeds.

INCOME TAX REPORTING

In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following:

     -   the value each year of the life insurance protection provided;

     -   an amount equal to any employer-paid premiums;

     -   an amount equal to imputed interest on a deemed employer loan; or

     - some or all of the amount by which the current value exceeds the employer's interest in the Policy.

Participants should consult with their tax adviser to determine the tax consequences of these arrangements.

OTHER INFORMATION

PAYMENT OF PROCEEDS

As long as the Policy is in force, Manulife USA will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, the Company may delay payment during any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings),
(ii) trading on the New York Stock Exchange is restricted, (iii) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets or (iv) the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

REPORTS TO POLICYOWNERS

Within 30 days after each Policy Anniversary, Manulife USA will send the policyowner a statement showing, among other things:

-  the amount of death benefit;

- the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

- the value of the units in each Investment Account to which the Policy Value is allocated;

-  the Policy Debt and any loan interest charged since the last report;

- the premiums paid and other Policy transactions made during the period since the last report; and

-  any other information required by law.

Each policyowner will also be sent an annual and a semi-annual report for the Trust which will include a list of the securities held in each Portfolio as required by the 1940 Act.

DISTRIBUTION OF THE POLICIES

Manulife Financial Securities, LLC ("Manulife Financial Securities"), an indirect wholly-owned subsidiary of MFC, will act as the principal underwriter of, and continuously offer, the Policies pursuant to a Distribution Agreement with Manulife USA. Manulife Financial Securities is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. Manulife Financial Securities is located at 73 Tremont Street, Boston, MA 02108 and is organized as a Delaware limited liability company. The managing member of Manulife Financial Securities is Manulife USA. The Policies will be sold by registered representatives of either Manulife Financial Securities or other broker-dealers having distribution agreements with Manulife Financial Securities who are also authorized by state insurance departments to do so. The Policies will be sold in all states of the United States except New York.


A registered representative will receive commissions not to exceed 115% of premiums in the first year, and 2% of all premiums paid from the second to the tenth Policy Years. Representatives who meet certain productivity standards with regard to the sale of the Policies and certain other policies issued by Manulife USA or Manufacturers Life will be eligible for additional compensation.


RESPONSIBILITIES OF MANUFACTURERS LIFE

Manufacturers Life and Manulife USA, have entered into an agreement with Manulife Financial Securities pursuant to which Manufacturers Life or Manulife USA, on behalf of Manulife Financial Securities will pay the sales commissions in respect of the Policies and certain other policies issued by Manulife USA, prepare and maintain all books and records required to be prepared and maintained by Manulife Financial Securities with respect to the policies and such other policies, and send all confirmations required to be sent by Manulife Financial Securities with respect to the Policies and such other policies. Manulife Financial Securities will promptly reimburse Manufacturers Life or Manulife USA for all sales commissions paid by Manufacturers Life or Manulife USA and will pay Manufacturers Life or Manulife USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.

MFC has also entered into a Service Agreement with Manulife USA pursuant to which MFC will provide to Manulife USA with issue, administrative, general services and recordkeeping functions on behalf of Manulife USA with respect to all of its insurance policies including the Policies.

Finally, Manulife USA may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of an insured.

VOTING RIGHTS

As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular Portfolio of the Trust. Manulife USA is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, Manulife USA will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the Policies, will be voted by Manulife USA in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit Manulife USA to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by Manulife USA, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

Manulife USA may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that Manulife USA reasonably disapproves such changes in accordance with applicable federal regulations. If Manulife USA does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.

SUBSTITUTION OF PORTFOLIO SHARES

It is possible that in the judgment of the management of Manulife USA, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, Manulife USA may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC. and one or more state insurance departments may be required.

Manulife USA also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

RECORDS AND ACCOUNTS

The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the Portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.

STATE REGULATIONS

Manulife USA is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

Manulife USA is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

LITIGATION

No litigation is pending that would have a material effect upon the Separate Account or the Trust.


Illustrations



The tables illustrating the way in which a Policy's Death Benefit, Policy Value, and Cash Surrender Value could vary over an extended period of time set forth in the Statement of Additional Information.

FINANCIAL STATEMENTS


The financial statements of the Company and the Separate Account are set forth in the Statement of Additional Information.


FURTHER INFORMATION

A registration statement under the Securities Act of 1933 has been filed with the S.E.C. relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC's principal office in Washington D.C. upon payment of the prescribed fee. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission which is located at http://www.sec.gov.

For further information you may also contact Manulife USA's Home Office, the address and telephone number of which are on the first page of the prospectus.


OPTIONAL BENEFITS


OPTIONAL TERM RIDER


The Policy may be issued with an optional term insurance rider (the "Term Rider"). The benefit of the term rider is that the cost of insurance rates will always be less than or equal to the cost of insurance rates on the Policy. However, unlike the death benefit under the Policy, the death benefit under the Term Rider is not protected by the no lapse guarantee after the second Policy Year and terminates at age 100.



ADDITIONAL INFORMATION FOR POLICIES ISSUED IN MARYLAND



(Only Applicable to Policies Issued in Maryland)



MORTALITY AND EXPENSE RISKS CHARGE



For policies issued in Maryland, the "Mortality and Expense Risks Charge" is referred to as the "Asset Based Risk Charge."



OPTIONAL RETURN OF PREMIUM DEATH BENEFIT RIDER



For Policies issued in Maryland, the optional Return of Premium Death Benefit Rider will not be available. However, in Maryland, the Company will offer an elective Death Benefit Option 3 Rider. All sections discussing the death benefit options have been amended to include this additional disclosure.



         DEATH BENEFITS



         There are three death benefit options. Under Option 1, the death benefit is the Face Amount of the Policy at the date of death. Under Option 2, the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death. Under Option 3, the death benefit is the Face Amount plus the Premium Death Benefit Account at the date of death. If on the date of death of the insured, the Policy is being kept in force under the No-Lapse Guarantee provision, the death benefit will be the Face Amount of the Policy only. The No-Lapse Guarantee does not cover the Premium Death Benefit Account. The actual death benefit will be the greater of the death benefit under the applicable death benefit option or the Minimum Death Benefit. The Minimum Death Benefit is on any date the Policy Value on that date multiplied by the applicable minimum death benefit percentage for the Attained Age of the life insured. A table of Minimum Death Benefit Percentages is located under "Death Benefits - Minimum Death Benefit." You may change the death benefit option and increase or decrease the Face Amount subject to the limitations described in this Prospectus.

         Death Benefit Options



         There are three death benefit options, described below. The actual death benefit is the amount shown below under the applicable death benefit option or, if greater, the Minimum Death Benefit as described below.



         Death Benefit Option 1



         Under Option 1, the death benefit is the Face Amount of the Policy at the date of death.



         Death Benefit Option 2



         Under Option 2, the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death.



         Death Benefit Option 3



         Under Option 3, the death benefit is the Face Amount plus the Premium Death Benefit Account. The Premium Death Benefit Account is the sum of the premiums paid to date less any Gross Withdrawals, but not less than zero. Gross Withdrawals are the amounts of partial withdrawals plus any Surrender Charges applicable thereto.



         If any partial withdrawals are made, the death benefit, whether it is Option 1, 2 or 3, will be less than it would be if no withdrawals were made. Making a partial withdrawal will result in a reduction in the Face Amount of insurance for Death Benefit Option 1 and, in certain circumstances, Death Benefit Option 3. See "Policy Surrender and Partial Withdrawals - Reduction in Face Amount due to a Partial Withdrawal."



         If the life insured should die during a grace period, the death benefit will be reduced by the amount of any monthly deductions due, and the Policy Value will be calculated as of the date of the default giving rise to the grace period.



CHANGING THE DEATH BENEFIT OPTION



You may change the death benefit option as described below once each Policy Year after the first Policy Year by submitting a written request for a change to our Service Office. The change will become effective as of the beginning of the next Policy Month following the date we approve the request. The Company reserves the right to limit a request for a change if the change would cause the Policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Face Amount to decrease below $100,000.



A change in the death benefit option will result in a change in the Policy's Face Amount in order to avoid any change in the amount of the death benefit, as follows:



                  Change from Option 1 to Option 2



                  The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change.



                  Change from Option 2 to Option 1



                  The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change.



                  Change from Option 3 to Option 1



                  The new Face Amount will be equal to the Face Amount prior to the change plus the Premium Death Benefit Account as of the date of the change.



                  No new Surrender Charges will apply to an increase in Face Amount solely due to a change in the death benefit option.

         Cost of Insurance Charge



         The monthly cost of insurance charge is determined as the rate of the cost of insurance for a specific Policy Month, as described below, multiplied by the net amount at risk.



         For Death Benefit Option 1, the net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:



                  (a) is the death benefit as of the first day of the Policy
                      Month, divided by 1.0032737; and



                  (b) is the Policy Value as of the first day of the Policy
                      Month after the deduction of monthly cost of insurance.



         For Death Benefit Option 2, the net amount at risk is equal to the Face Amount of insurance.



         For Death Benefit Option 3, the net amount at risk is equal to the greater of zero or the result of (a) minus (b), where:



                  (a) is the Face Amount of insurance plus the Premium Death
                      Benefit Account as of the first day of the Policy Month, divided by 1.0032737; and



                  (b) is the Policy Value as of the first day of the Policy
                      Month after the deduction of all charges other than the monthly cost of insurance.



         The rates for the cost of insurance, as of the Policy Date and subsequently for each Face Amount increase, are based on the life insured's Age, Sex and Risk Classification, the duration that coverage has been in force and the net amount at risk.



         The Company applies unisex rates where appropriate under the law. This currently includes policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs.



         The cost of insurance rates reflect the Company's expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within any class of life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the life insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on a unismoker version of the 1980 Commissioners Smoker Distinct Mortality tables.



         Reduction in Face Amount due to a Partial Withdrawal



         If Death Benefit Option 1 is in effect when a partial withdrawal is made and the death benefit equals the Face Amount, the Face Amount of the Policy will be reduced by the amount of the withdrawal plus any applicable Surrender Charge. Otherwise, if the death benefit is the Minimum Death Benefit as described under "Death Benefit - Minimum Death Benefit," the Face Amount will be reduced by the amount, if any, by which the withdrawal plus the pro-rata Surrender Charge exceeds the difference between the death benefit and the Face Amount.



         If Death Benefit Option 2 is in effect, partial withdrawals do not affect the Face Amount of a Policy.



         If Death Benefit Option 3 is in effect when a partial withdrawal is made, the withdrawal plus the pro-rata Surrender Charge exceeds the Premium Death Benefit Account and the death benefit equals the Face Amount plus the Premium Death Benefit Account, the Face Amount of the Policy will be reduced by the amount by which the withdrawal plus the pro-rata Surrender Charge exceeds the Premium Death Benefit Account. If the death benefit is the Minimum Death Benefit, the Face Amount will be reduced by the amount, if any, by which such excess exceeds the difference between the death benefit and the Face Amount plus the Premium Death Benefit Account.



         When the Face Amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.

                                   APPENDIX A


                                   DEFINITIONS



Additional Rating



is an increase to the Cost of Insurance Rate for any of the Lives Insured who do not meet, at a minimum, the Company's underwriting requirements for the standard Risk Classification.



Age



on any date is each of the Lives Insured's age on their birthday closest to the policy date.



Attained Age



is the Age plus the number of whole years that have elapsed since the Policy
Date.



Business Day



is any day that the New York Stock Exchange is open for trading. The net asset value of the underlying shares of a Sub-Account will be determined as of the end of each Business Day. The Company will deem each Business Day to end at the close of regularly scheduled trading of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on that day.



Cash Surrender Value



is the Policy Value less the Surrender Charge and any outstanding Monthly Deductions due.



Effective Date



is the date the underwriters approve issuance of the policy. If the policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. In either case, the Company will take the first Monthly Deduction on the Effective Date.



Fixed Account



is that part of the Policy Value which reflects the value the policyowner has in the general account of the Company.



Gross Withdrawal



is the amount of partial Net Cash Surrender Value the policyowner requests plus any Surrender Charge applicable to the withdrawal.



Investment Account



is that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.



Issue Date



is the date the Company issued the Policy. The Issue Date is also the date from which the Suicide and Validity provisions of the Policy are measured.



Life Insured



is the last-to-die of the Lives Insured.



Lives Insured



are the persons whose lives are insured under this policy. References to the youngest of the Lives Insured means the youngest person insured under this policy when it is first issued.



Loan Account



is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.



Net Cash Surrender Value



is the Cash Surrender Value less the Policy Debt.



Net Policy Value



is the Policy Value less the value in the Loan Account.

Net Premium



is the gross premium paid less any amounts deducted from the premium. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.

No-Lapse Guarantee



When the Policy is in the No-Lapse Guarantee Period, as long as the No-Lapse Guarantee Cumulative Premium Test is met, the Policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.



No-Lapse Guarantee Period



is the period, set at issue, during which the No-Lapse Guarantee is provided. The No-Lapse Guarantee period is fixed (a) for issue ages up to age 70 (of the younger insured), at the first to occur of 20 years and age 75, or (b) at 5 years for issue ages from 71 to 90 (of the younger insured), depending upon applicable state law requirements. Certain states may have a shorter guarantee period. (The No Lapse Guarantee Period for a particular Policy is stated in the Policy.)



No-Lapse Guarantee Premium



is set at issue and is recalculated whenever there is a policy change.



No-Lapse Guarantee Cumulative Premium



is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount will change if any of the following changes occur under the
Policy:



-  the face amount of insurance changes.



-  a Supplementary Benefit is added, changed or terminated.



- the risk classification of any of the Lives Insured changes because of a change in smoking status.



- a temporary Additional Rating is added (due to a face amount increase), or terminated.



-  the Death Benefit Option Changes.



No-Lapse Guarantee Cumulative Premium Test



is a test that is satisfied if the sum of all premiums paid, less any gross partial withdrawals and less any Policy Debt, is greater than or equal to the sum of the monthly No-Lapse Guarantee Premiums due since the Policy Date.



Policy Date



is the date coverage takes effect under the Policy, provided the Company receives the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.



Policy Debt



as of any date equals (a) plus (b) plus (c) minus (d), where:



     (a)  is the total amount of loans borrowed as of such date;



     (b) is the total amount of any unpaid loan interest charges which have been borrowed against the policy on a Policy Anniversary;



     (c) is any interest charges accrued from the last Policy Anniversary to the current date; and



     (d)  is the total amount of loan repayments as of such date.



Policy Value



is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.



Service Office Address



is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.



Surrender Charge Period



is the period following the Issue Date or following any increase in Face Amount during which the Company will assess surrender charges. Surrender charges will apply during this period if the policy terminates due to default, if the policyowner surrenders the policy or makes a partial withdrawal.



Written Request



is the policyowner's request to the Company which must be in a form satisfactory to the Company, signed and dated by the policyowner, and received at the Service Office.

                                     PART B

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT A

                                       OF

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

         A FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY

         This Statement of Additional Information is not a Prospectus. It contains information in addition to that described in the Prospectus and should be read in conjunction with the Prospectus dated the same date as this Statement of Additional Information. The Prospectus may be obtained by writing The Manufacturers Life Insurance Company (U.S.A.) at the mailing address of the Service Office 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5 or telephoning 1 (800) 827-4546.

  The date of this Statement of Additional Information is September __, 2003.

                The Manufacturers Life Insurance Company (U.S.A.)
                           38500 North Woodward Avenue
                        Bloomfield Hills, Michigan 48304

ManUSA SVUL2003 SAI

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

General Information and History...........................
Services
       Independent Auditors...............................
Principal Underwriters....................................
Additional Information About Charges......................
Illustrations.............................................
Financial Statements......................................

                         GENERAL INFORMATION AND HISTORY

MANULIFE USA

We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company ("Manufacturers Life") and its subsidiaries, collectively known as Manulife Financial. The Manufacturers Life Insurance Company is one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. However, neither Manufacturers Life nor any of its affiliated companies guarantees the investment performance of the Separate Account.

SEPARATE ACCOUNT A

The Manufacturers Life Insurance Company of America ("ManAmerica") established its Separate Account Three (the "Separate Account") on August 22, 1986 as a separate account under Pennsylvania law. Since December 9, 1992, it has been operated under Michigan law. On January 1, 2002, ManAmerica transferred substantially all of its assets and liabilities to Manulife USA As a result of this transaction, Manulife USA became the owner of all of ManAmerica's assets, including the assets of the Separate Account and assumed all of ManAmerica's obligations including those under the Policies. The ultimate parent of both ManAmerica and Manulife USA is Manulife Financial Corporation ("MFC"). The Separate Account holds assets that are segregated from all of Manulife USA's other assets. The Separate Account is currently used only to support variable life insurance policies.

                                    SERVICES

INDEPENDENT AUDITORS



         The independent auditors of the Company and separate account are Ernst & Young LLP, located at 2001 Market Street, Philadelphia, PA 19103.



         The consolidated financial statements of The Manufacturers Life Insurance Company (U.S.A.) at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, and the financial statements of The Manufacturers Life Insurance Company (U.S.A.) Separate Account A at December 31, 2002 and 2001, and for each of the periods ended December 31, 2002 and 2001, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


                              PRINCIPAL UNDERWRITER

         Manulife Financial Securities LLC, ("Manulife Financial Securities") an indirect wholly-owned subsidiary of Manufacturers Life, serves as principal underwriter of the policies. (Prior to January 1, 2002, ManEquity, Inc., which was also an indirect wholly-owned subsidiary of Manufacturers Life, served as principal underwriter of the policies.) Policies are offered on a continuous basis. Manulife Financial Securities is located at 73 Tremont Street, Boston, MA 02108. The Policies will be sold by registered representatives of either Manulife Financial Securities or other broker-dealers having distribution agreements with Manulife Financial Securities who are also authorized by state insurance departments to do so. The Policies will be sold in all states of the United States except New York.

         The aggregate dollar amount of underwriting commissions paid to Manulife Financial Securities in 2002 was $275,138,774. Manulife Financial Securities did not retained any of these amounts during such periods.

         The aggregate dollar amount of underwriting commissions paid to ManEquity in 2001 and 2000 was $56,463,871 and $62,735,766, respectively. The aggregate dollar amount of underwriting commissions retained by ManEquity in 2001 and 2000 were $1,267,599 and $1,762,026, respectively. ManEquity did not retained any of these amounts during such periods.

A registered representative will receive commissions not to exceed 115% of premiums in the first year, and 2% of all premiums paid from the second to the tenth policy Years. Representatives who meet certain productivity standards with regard to the sale of the Policies and certain other policies issued by Manulife USA or Manufacturers Life will be eligible for additional compensation.

                      ADDITIONAL INFORMATION ABOUT CHARGES

         A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information . This information is then used to determine the cost of insurance charge.

REDUCTION IN CHARGES

The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. Manulife USA reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which Manulife USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. Manulife USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

                                  ILLUSTRATIONS

SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS

The following tables have been prepared to help show how values under the Policy change with investment performance. The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on an insured of given age would vary over time if the return on the assets of the Portfolios was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for deductions from premiums, surrender charges, and monthly deductions.


The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each Policy Year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by Manufacturers Investment Trust are deducted from the gross return. The illustrations reflect an average of those Portfolios' current expenses (excluding those of the Equity Index Trust), which is approximately 0.991% per annum. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of -0.991%, 5.009% and 11.009%.


The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the Policy Anniversary and that no transfers, partial withdrawals, Policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

There are two tables shown for a Policy issued to a male non-smoker issue age 55 and a female non-smoker issue age 50:

-    one based on current cost of insurance charges assessed by the Company, and

- one based on the maximum cost of insurance charges based on the 1980 Commissioners Smoker Distinct Mortality Tables.

Illustrations do not include optional riders that may be available. Current cost of insurance charges are not guaranteed and may be changed.

The tables reflect a policyholder with certain characteristics (such as age and sex) and assuming certain expenses and rates of return. The actual results of a particular policyholder will vary based on the policyholders characteristics, the actual expenses of the policy and the actual rates of returns of the assets held in the subaccounts. Illustrations for smokers would show less favorable results than the illustrations shown below.

 Upon request, Manulife USA will furnish a comparable illustration based on the proposed life insured's issue age, sex (unless unisex rates are required by law, or are requested) and risk classes, any additional ratings and the death benefit option, face amount and planned premium requested.

From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include Cash Surrender Values and Death Benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolio for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.

 The Policies have been offered to the public only since approximately May 1, 1999. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies' being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                  MALE NON-SMOKER ISSUE AGE 55 (PREFERRED) AND
                   FEMALE NON-SMOKER ISSUE AGE 50 (PREFERRED)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $4,500 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES

                              0% Hypothetical                       6% Hypothetical                   12% Hypothetical
                           Gross Investment Return              Gross Investment Return            Gross Investment Return
                           -----------------------              -----------------------            -----------------------

 End Of   Accumulated                Cash                                  Cash                               Cash
 Policy    Premiums      Policy    Surrender      Death        Policy    Surrender     Death     Policy     Surrender      Death
Year (1)      (2)         Value    Value (3)     Benefit       Value     Value (3)    Benefit    Value      Value (3)     Benefit
    1        4,725       2,687            0      500,000        2,880           0     500,000      3,073            0      500,000
    2        9,686       6,318            0      500,000        6,902          54     500,000      7,509          662      500,000
    3       14,896       9,844        3,474      500,000       11,049       4,679     500,000     12,349        5,979      500,000
    4       20,365      13,281        7,468      500,000       15,339       9,526     500,000     17,644       11,832      500,000
    5       26,109      16,626       11,371      500,000       19,772      14,517     500,000     23,434       18,179      500,000
    6       32,139      19,872       15,095      500,000       24,346      19,568     500,000     29,758       24,981      500,000
    7       38,471      23,017       18,797      500,000       29,060      24,840     500,000     36,664       32,444      500,000
    8       45,120      26,057       22,394      500,000       33,915      30,252     500,000     44,202       40,539      500,000
    9       52,101      28,995       25,810      500,000       38,917      35,732     500,000     52,436       49,251      500,000
   10       59,431      31,831       29,203      500,000       44,068      41,441     500,000     61,432       58,805      500,000
   15      101,959      47,473       47,473      500,000       75,834      75,834     500,000    125,007      125,007      500,000
   20      156,237      62,965       62,965      500,000      118,738     118,738     500,000    237,976      237,976      500,000
   25      225,511      74,212       74,212      500,000      170,625     170,625     500,000    428,329      428,329      500,000
   30      313,924      78,324       78,324      500,000      232,590     232,590     500,000    751,697      751,697      789,282
   35      426,763      68,723       68,723      500,000      306,128     306,128     500,000  1,293,976    1,293,976    1,358,675
   40      570,779      29,616       29,616      500,000      395,629     395,629     500,000  2,197,944    2,197,944    2,307,841
   45      754,583           0 (4)        0 (4)        0 (4)  515,368     515,368     520,522  3,703,188    3,703,188    3,740,220
   50      989,169                                            684,153     684,153     684,153  6,273,734    6,273,734    6,273,734

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the basic No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the basic No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                  MALE NON-SMOKER ISSUE AGE 55 (PREFERRED) AND
                   FEMALE NON-SMOKER ISSUE AGE 50 (PREFERRED)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $4,500 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES

                             0% Hypothetical                       6% Hypothetical                      12% Hypothetical
                          Gross Investment Return              Gross Investment Return               Gross Investment Return
                          -----------------------              -----------------------               -----------------------

 End Of   Accumulated                Cash                                  Cash                                  Cash
 Policy    Premiums     Policy     Surrender     Death       Policy      Surrender     Death        Policy     Surrender    Death
Year (1)      (2)       Value      Value (3)    Benefit      Value       Value (3)    Benefit       Value      Value (3)   Benefit
    1        4,725       2,687            0     500,000       2,880            0      500,000          3,073           0    500,000
    2        9,686       6,318            0     500,000       6,902           54      500,000          7,509         662    500,000
    3       14,896       9,823        3,453     500,000      11,028        4,658      500,000         12,327       5,957    500,000
    4       20,365      13,197        7,384     500,000      15,251        9,438      500,000         17,552      11,740    500,000
    5       26,109      16,429       11,173     500,000      19,563       14,308      500,000         23,213      17,957    500,000
    6       32,139      19,508       14,730     500,000      23,953       19,176      500,000         29,336      24,559    500,000
    7       38,471      22,422       18,202     500,000      28,409       24,188      500,000         35,953      31,733    500,000
    8       45,120      25,155       21,493     500,000      32,914       29,251      500,000         43,093      39,431    500,000
    9       52,101      27,692       24,507     500,000      37,452       34,267      500,000         50,792      47,607    500,000
   10       59,431      30,012       27,384     500,000      41,999       39,371      500,000         59,080      56,453    500,000
   15      101,959      40,374       40,374     500,000      67,416       67,416      500,000        115,035     115,035    500,000
   20      156,237      39,508       39,508     500,000      89,861       89,861      500,000        202,554     202,554    500,000
   25      225,511      10,868       10,868     500,000      92,114       92,114      500,000        336,689     336,689    500,000
   30      313,924           0 (4)        0 (4)       0 (4)  33,971       33,971      500,000        569,617     569,617    598,098
   35      426,763                                                0 (4)        0 (4)        0 (4)    955,904     955,904  1,003,699
   40      570,779                                                                                 1,558,448   1,558,448  1,636,371
   45      754,583                                                                                 2,530,501   2,530,501  2,555,806
   50      989,169                                                                                 4,233,071   4,233,071  4,233,071

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the basic No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the basic No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                              FINANCIAL STATEMENTS

                             THE MANUFACTURERS LIFE
                                INSURANCE COMPANY
                                    (U.S.A.)








                              AUDITED CONSOLIDATED
                              FINANCIAL STATEMENTS

                                   YEARS ENDED
                        DECEMBER 31, 2002, 2001 AND 2000












================================================================================
                            [MANULIFE FINANCIAL-LOGO]

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                    AUDITED CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000




                                    CONTENTS




REPORT OF INDEPENDENT AUDITORS..............................................  1

AUDITED CONSOLIDATED FINANCIAL STATEMENTS
     CONSOLIDATED BALANCE SHEETS............................................  2
     CONSOLIDATED STATEMENTS OF INCOME......................................  3
     CONSOLIDATED STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS..............  4
     CONSOLIDATED STATEMENTS OF CASH FLOWS..................................  5
     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.............................  7

                         REPORT OF INDEPENDENT AUDITORS



THE BOARD OF DIRECTORS
THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)


We have audited the accompanying consolidated balance sheets of The Manufacturers Life Insurance Company (U.S.A.) and subsidiaries as of
December 31, 2002 and 2001, and the related consolidated statements of income, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Manufacturers Life Insurance Company (U.S.A.) and subsidiaries at December 31, 2002 and 2001, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States.

As described in note 1, The Manufacturers Life Insurance Company (U.S.A.) merged with Manulife Reinsurance Corporation (U.S.A.) on January 1, 2002. The comparative financial statements represent the combined financial statements of The Manufacturers Life Insurance Company (U.S.A.) and Manulife Reinsurance Corporation (U.S.A.).


                                                      Ernst & Young LLP


Philadelphia, Pennsylvania
March 28, 2003

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

As at December 31 ($US millions)

ASSETS                                                             2002         2001
                                                                 --------     --------

INVESTMENTS:
Securities available-for-sale, at fair value:
   Fixed-maturity (amortized cost: 2002  $10,816; 2001 $10,526)   $11,869      $11,004
   Equity (cost: 2002 $714; 2001 $809)                                679          845
Mortgage loans                                                      1,921        1,675
Real estate                                                         1,078        1,037
Policy loans                                                        2,369        2,226
Short-term investments                                                919          695
                                                                  -------      -------
TOTAL INVESTMENTS                                                 $18,835      $17,482
                                                                  -------      -------
Cash and cash equivalents                                         $   103      $   112
Deferred acquisition costs                                          2,731        2,375
Net deferred tax asset                                                 --           59
Due from affiliates                                                   561          580
Amounts recoverable from reinsurers                                 1,069          804
Other assets                                                          674          728
Separate account assets                                            29,929       30,217
                                                                  -------      -------
TOTAL ASSETS                                                      $53,902      $52,357
                                                                  =======      =======
LIABILITIES, CAPITAL AND SURPLUS

LIABILITIES:
Policyholder liabilities and accruals                             $19,302      $18,174
Notes payable                                                         370          390
Net deferred tax liability                                            196           --
Due to affiliate                                                       65          250
Other liabilities                                                     858          657
Separate account liabilities                                       29,929       30,217
                                                                  -------      -------
TOTAL LIABILITIES                                                 $50,720      $49,688
                                                                  =======      =======
CAPITAL AND SURPLUS:
Capital stock                                                     $     5      $     5
Retained earnings                                                   2,666        2,511
Accumulated other comprehensive income                                511          153
                                                                  -------      -------
TOTAL CAPITAL AND SURPLUS                                         $ 3,182      $ 2,669
                                                                  -------      -------
TOTAL LIABILITIES, CAPITAL AND SURPLUS                            $53,902      $52,357
                                                                  =======      =======

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31
($US millions)                                       2002       2001      2000
-------------------------------                    -------    -------   -------
REVENUE:
   Premiums                                        $ 1,002    $ 1,044   $ 1,001
   Fee income                                          930        903       958
   Net investment income                             1,157      1,184     1,207
   Net realized investment (losses) gains             (222)        56       129
   Other                                                 4         13        (3)
                                                   -------    -------   -------
TOTAL REVENUE                                      $ 2,871    $ 3,200   $ 3,292
                                                   -------    -------   -------
BENEFITS AND EXPENSES:
   Policyholder benefits and claims                $ 1,606    $ 1,734   $ 1,744
   Operating expenses and commissions                  575        617       652
   Amortization of deferred acquisition costs           92        276       217
   Interest expense                                     42         46        59
   Policyholder dividends                              370        348       339
                                                   -------    -------   -------
TOTAL BENEFITS AND EXPENSES                        $ 2,685    $ 3,021   $ 3,011
                                                   -------    -------   -------
INCOME BEFORE INCOME TAXES                             186        179       281
                                                   -------    -------   -------
INCOME TAX EXPENSE                                      31         34        70
                                                   -------    -------   -------
NET INCOME                                         $   155    $   145   $   211
                                                   =======    =======   =======


The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

                                                                              ACCUMULATED
                                                                                 OTHER           TOTAL
FOR THE YEARS ENDED DECEMBER 31                       CAPITAL    RETAINED    COMPREHENSIVE    CAPITAL AND
($US millions)                                         STOCK     EARNINGS    INCOME (LOSS)      SURPLUS
-------------------------------                       -------    --------    -------------    -----------
BALANCE, JANUARY 1, 2000 (PREVIOUSLY REPORTED)        $     5     $ 1,990       $   128         $ 2,123
Adjustments to reflect January 1, 2002 merger of
   The Manufacturers Life Insurance Company (U.S.A)
   and Manulife Reinsurance Corporation (U.S.A.)           --         165           (12)            153
                                                      -------     -------       -------         -------
BALANCE, JANUARY 1, 2000 (RESTATED)                   $     5     $ 2,155       $   116         $ 2,276
Comprehensive income                                       --         211           187             398
                                                      -------     -------       -------         -------
BALANCE, DECEMBER 31, 2000                            $     5     $ 2,366       $   303         $ 2,674
Comprehensive income                                       --         145          (150)             (5)
Capital contribution                                       --         125            --             125
Dividend to shareholder                                    --        (125)           --            (125)
                                                      -------     -------       -------         -------
BALANCE, DECEMBER 31, 2001                            $     5     $ 2,511       $   153         $ 2,669
Comprehensive income                                       --         155           358             513
                                                      -------     -------       -------         -------
BALANCE, DECEMBER 31, 2002                            $     5     $ 2,666       $   511         $ 3,182
                                                      =======     =======       =======         =======

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31
($US millions)                                                         2002        2001        2000
-------------------------------                                      --------    --------    --------
OPERATING ACTIVITIES:
   Operating cash inflows:
     Premiums                                                        $  1,018    $  1,014    $  1,013
     Fee income                                                           981         930         962
     Net investment income                                              1,153       1,211       1,180
     Other revenue                                                          4          13          (3)
                                                                     --------    --------    --------
     TOTAL OPERATING CASH INFLOWS                                    $  3,156    $  3,168    $  3,152
   Operating cash outflows:
         Benefit payments                                               1,480       1,378       1,341
      Insurance expenses and taxes                                      1,180       1,193       1,231
      Dividends paid to policyholders                                     358         333         408
      Change in other assets and other liabilities                       (422)        (83)       (324)
                                                                     --------    --------    --------
      TOTAL OPERATING CASH OUTFLOWS                                  $  2,596    $  2,821    $  2,656
                                                                     --------    --------    --------
Net cash provided by operating activities                            $    560    $    347    $    496
                                                                     --------    --------    --------
INVESTING ACTIVITIES:
Fixed-maturity securities sold, matured or repaid                    $  8,634    $ 10,623    $  7,053
Fixed-maturity securities purchased                                    (9,082)    (10,743)     (7,360)
Equity securities sold                                                     34         412       1,185
Equity securities purchased                                              (214)       (587)     (1,012)
Mortgage loans advanced                                                  (432)       (334)       (187)
Mortgage loans repaid                                                     186         200         274
Real estate sold                                                            1          39          98
Real estate purchased                                                     (60)        (29)        (58)
Policy loans advanced, net                                               (143)       (228)       (155)
Short-term investments                                                   (224)         33        (334)
Dividend Paid                                                               0        (125)          0
Other investments, net                                                     (4)        (29)         (3)
                                                                     --------    --------    --------
Net cash used in investing activities                                $ (1,304)   $   (768)   $   (499)
                                                                     --------    --------    --------
FINANCING ACTIVITIES:
Deposits and interest credited to policyholder account balances      $  1,778    $  1,768    $  1,336
Withdrawals from policyholder account balances                         (1,342)     (1,450)     (1,579)
Unearned revenue (Note 13)                                                168          --          --
Amounts due to affiliates                                                 101         150         200
Principal repayment of amounts due to affiliates                         (211)       (377)         --
Capital Contribution                                                        0         156           0
Net reinsurance recoverable                                               243         121          87
Borrowed (Repaid) Funds                                                    (2)         --          (2)
                                                                     --------    --------    --------
Net cash provided by financing activities                            $    735    $    368    $     42
                                                                     --------    --------    --------
Increase (decrease) in cash and cash equivalents during the period   $     (9)   $    (53)   $     39
Cash and cash equivalents at beginning of year                            112         165         126
                                                                     --------    --------    --------
BALANCE, END OF PERIOD                                               $    103    $    112    $    165
                                                                     ========    ========    ========

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

FOR THE YEARS ENDED DECEMBER 31
($US millions)                                                               2002     2001     2000
-------------------------------                                             ------   ------   ------
RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
   NET INCOME                                                                $ 155    $ 145    $ 211
   ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED BY
     OPERATING ACTIVITIES

     Realized gains/losses and provisions                                      222      (56)    (129)
     Net depreciation, amortization of bond premium discount and other          (5)      27      (27)
       investment related items
     Addition to policyholder liabilities and accruals                         126      356      403
     Deferred acquisition costs                                               (567)    (543)    (590)
     Amortization of deferred acquisition costs                                 92      276      217
     Increase in deferred tax liability, net                                    83       96        4
     Interest expense                                                           42       46       59
     Policyholder dividends                                                     12       15      (69)
     Change in other assets and other liabilities                              422       83      324
     Other, net                                                                (22)     (98)      93
                                                                             -----    -----    -----
NET CASH PROVIDED BY OPERATING ACTIVITIES                                    $ 560    $ 347    $ 496
                                                                             =====    =====    =====

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
                           (IN MILLIONS OF US DOLLARS)



1.   ORGANIZATION AND BASIS OF PRESENTATION

     The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA") is an indirect, wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded company. MFC and its subsidiaries are collectively known as "Manulife Financial".

     Effective January 1, 2002, Manulife Reinsurance Corporation (U.S.A.) ("MRC"), the former direct parent of ManUSA, and The Manufacturers Life Insurance Company of North America ("MNA"), a former subsidiary of ManUSA, were merged with and into ManUSA to continue under the name The Manufacturers Life Insurance Company (U.S.A.). MRC was the sole shareholder of ManUSA. Shares of ManUSA held by MRC were cancelled and ManUSA issued new shares to MRC's sole shareholder, The Manufacturers Investment Corporation ("MIC").

     Pursuant to the merger on January 1, 2002, MRC transferred its 100% interest in Manulife Reinsurance Limited (Bermuda) ("MRL"), a Bermuda based company, to MIC and as a result, MRL remains a sister company to ManUSA and a 100% controlled subsidiary of MIC.

     The amalgamation of ManUSA and MRC represents the combination of businesses under common control and has been accounted for using "pooling-of-interests" accounting. The accompanying comparative financial statements for 2001 and 2000 are restated based on the assumption that the companies have been combined since January 1, 2000 and exclude MRL which is currently a subsidiary of MIC. The following is a reconciliation of the amounts of revenue and net income previously reported for 2001 and 2000 with the restated amounts:


     FOR THE YEARS ENDED DECEMBER 31
     ($US millions)                                     2001         2000
     -------------------------------                   ------       ------
     TOTAL REVENUE:
     As previously reported by ManUSA                  $ 2,859     $ 3,044
     MRC, excluding MRL                                    341         248
                                                       -------     -------
     AS RESTATED                                       $ 3,200     $ 3,292
                                                       -------     -------
     NET INCOME:
     As previously reported by ManUSA                  $    41     $   248
     MRC, excluding MRL                                    104         (37)
                                                       -------     -------
     AS RESTATED                                       $   145     $   211
                                                       -------     -------

     Prior to January 1, 2002, ManUSA and MRC, in the normal course of business, entered into certain reinsurance and administrative transactions. These intercompany transactions have been eliminated in the accompanying consolidated financial statements and in the preceding table.

     In addition, on January 1, 2002, all of the inforce operations of The Manufacturers Life Insurance Company of America, a subsidiary of ManUSA, were transferred to ManUSA by way of an assumption reinsurance agreement and dividend declaration. As a result of this reorganization, products previously sold and administered under the name of MRC, MNA, and MLA are now offered and administered under the name of ManUSA. Also effective January 1, 2002, Manulife-Wood Logan Holding Co., Inc., Manulife Wood Logan, Inc., and Manulife Holding Corporation, all subsidiaries of ManUSA, were liquidated into ManUSA. All of these transactions have been reflected in these consolidated financial statements at carrying value.

     In December of 2000 through an issuance of shares, the Company acquired the remaining 21.6% minority interest in Manulife-Wood Logan Holding Co. Inc ("MWLH"), a subsidiary of the Company, from MRL Holding, LLC ("MRL-LLC"), an affiliated company. As this was a related party transaction, the purchase was accounted for at MRL-LLC's carrying value and no goodwill was generated.

     ManUSA and its subsidiaries, collectively known as the "Company", operate in the life insurance industry, offering a broad range of individual insurance, reinsurance, individual wealth management and group wealth management related products. These products are marketed primarily in the United States.


2.   SIGNIFICANT ACCOUNTING POLICIES

     A)   RECENT ACCOUNTING STANDARDS

     The Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 141, "Business Combinations," ("SFAS 141") and Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"). Both of these Statements were adopted by the Company effective for fiscal periods commencing January 1, 2002. SFAS 141 requires that all business combinations, other than those for businesses under common control, be accounted for using the purchase method and provides specific criteria for recognizing intangible assets separately from goodwill. Under SFAS 142, goodwill and intangible assets with an indefinite useful life are no longer amortized but are reviewed for impairment annually, or more frequently if impairment indicators arise. As at December 31, 2002, goodwill amounted to $40 (2001 - $37). The Company has reviewed the new standards and determined that its goodwill is not impaired.

     The following table presents the net income in accordance with the transitional provisions of SFAS 142 in effect since January 1, 2002:


     FOR THE YEARS ENDED DECEMBER 31
     ($US millions)                                               2001     2000
     -------------------------------                              ----     ----
     Net income as reported                                       $145     $211
     Addback:  Goodwill amortization, net of tax                     2        2
                                                                  ----     ----
     NET INCOME, EXCLUDING GOODWILL AMORTIZATION, NET OF TAX      $147     $213
                                                                  ----     ----

         The FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities," which addresses consolidation of certain variable interest entities by their primary beneficiary. This interpretation is effective for the fiscal or interim period beginning after June 15, 2003 for variable interest entities acquired before February 1, 2003, and immediately for variable interest entities created after January 31, 2003. This interpretation is not expected to have a material impact on the Company's financial results.

     C)  INVESTMENTS

         The Company classifies all of its fixed-maturity and equity securities as available-for-sale and records these securities at fair value. The cost of fixed-maturity securities is adjusted for the amortization of premiums and accretion of discounts, which are calculated using the effective interest method. For the mortgage-backed bond portion of the fixed-maturity securities portfolio, the Company recognizes amortization using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments.

         Realized gains and losses on sales of securities classified as available-for-sale are recognized in income using the specific-identification method. A decline in the value of a specific security that is considered other-than-temporary, results in a write-down of the cost basis of the security and a charge to income in the period of recognition. Unrealized gains and losses, other than unrealized losses that are considered to be other-than-temporary, are reflected directly in accumulated other comprehensive income after adjustments for deferred income taxes, deferred acquisition costs, policyholder liabilities and unearned revenue liability. In evaluating whether a decline in fair value is other than temporary, the Company considers various factors including the time and extent to which the fair value has been less than cost, the financial condition and near term prospects of the issuer and whether the debtor is current on contractually obligated interest and principal payments.

         Mortgage loans are reported at unpaid principal balances, net of a provision for losses. The provision for losses is established for mortgage loans both on a specific as well as on an aggregate basis. Mortgage loans are considered to be impaired when the Company has determined that it is probable that all amounts due under contractual terms will not be collected. Impaired loans are reported at the lower of unpaid principal or fair value of the underlying collateral.

         Real estate held for investment is carried at cost, less accumulated depreciation and provisions for impairment and write-downs, if applicable. Real estate held for sale is carried at the lower of cost or market value where changes in estimates of market value are recognized as realized gains or losses in the consolidated statements of income.

         Policy loans are reported at aggregate unpaid balances, which approximates fair value.

         Short-term investments, which include investments with maturities of less than one year and greater than ninety days at the date of acquisition, are reported at amortized cost which approximates fair value.

     D)  DERIVATIVES

         The Company adopted the Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended by Statement of Financial Accounting Standards No. 138, on January 1, 2001. As a result, all derivative instruments are reported on the Consolidated Balance Sheet at their fair value, with changes in fair value recorded in income or equity, depending on the nature of the derivative instrument. Changes in the fair value of derivatives not designated as hedges are recognized in current period earnings. There was no cumulative transition adjustment at the time of adoption.

         For fair value hedges, the Company is hedging changes in the fair value of assets, liabilities or firm commitments with changes in fair values of the derivative instruments. Both sets of changes are recorded through income. For cash flow hedges, the Company is hedging the variability of cash flows related to forecasted transactions. The effective portion of changes in the fair value of cash flow hedges is initially recorded in other comprehensive income and is subsequently reflected into income in the same period or periods during which the hedged transaction affects earnings. The Company estimates that deferred net losses of $3 after tax, included in other comprehensive income as at December 31, 2002, will be reclassified into earnings within the next twelve months. Cash flow hedges include hedges of certain forecasted transactions of varying periods up to a maximum of 40 years.

     E)  CASH EQUIVALENTS

         The Company considers all highly liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

     F)  DEFERRED ACQUISITION COSTS ("DAC")

         Commissions and other expenses, which vary with and are primarily related to the production of new business, are deferred to the extent recoverable from future gross profits and included as an asset. The portion of DAC associated with variable annuity and variable life insurance contracts, universal life insurance contracts, investment contracts, and participating life insurance contracts is charged to expense in relation to the estimated gross profits of those contracts. This amortization is adjusted retrospectively when current gross profits or estimates of future gross profits are revised. DAC associated with all other insurance and reinsurance contracts is amortized over the premium-paying period of the related policies. Assuming the unrealized gains or losses on securities had been realized at year-end, DAC is adjusted for the impact on current and estimated future gross profits. The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC is reviewed annually to determine recoverability from future gross profits and any unrecoverable portion is immediately expensed.

     G)  POLICYHOLDER LIABILITIES AND ACCRUALS

         Policyholder liabilities for traditional non-participating life insurance policies, reinsurance policies, and for accident and health policies are computed using the net level premium method. The calculations are based upon estimates as to future mortality, morbidity, persistency, maintenance expenses, and interest rate yields that were applicable in the year of issue. The assumptions include a provision for the risk of adverse deviation.

         For payout annuities in loss recognition, policyholder liabilities are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized gains associated with the underlying assets.

         For variable annuity and variable life contracts, universal life insurance contracts, and investment contracts with no substantial mortality or morbidity risk, policyholder liabilities equal the policyholder account values. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to the policyholders.

         For traditional participating life insurance policies, policyholder liabilities are computed using the net level premium reserve for death and endowment policy benefits. Mortality and interest assumptions are the same as the non-forfeiture benefit assumptions at the time the policy was issued. Interest rate assumptions used in the calculation of the liabilities for traditional participating life insurance policies range from 2.5% to 7.0%. As at December 31, 2002, participating insurance expressed as a percentage of gross actuarial reserves and account value is 47%.

         For those participating policies inforce as of September 23, 1999 and as a result of the demutualization of The Manufacturers Life Insurance Company ("MLI"), an indirect parent, separate sub-accounts were established within the participating accounts of the Company. These sub-accounts permit this participating business to be operated as a separate "closed block" of business. As at December 31, 2002, $7,691 (2001 - $7,441) of both assets and actuarial liabilities related to the participating policyholders' account is included in the closed block.

         ManUSA's Board of Directors approves the amount of policyholder dividends to be paid annually. The aggregate amount of policyholder dividends is calculated based on actual interest, mortality, morbidity and expense experience for the year, and on management's judgment as to the appropriate level of equity to be retained by the Company. The carrying value of this liability approximates the earned amount and fair value as at December 31, 2002.

     H)  SEPARATE ACCOUNTS

         Separate account assets and liabilities represent funds that are separately administered, principally for investment contracts related to group pension business as well as for variable annuity and variable life contracts, and for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying consolidated financial statements. However, fees charged on separate account policyholder funds are included in revenue of the Company.

     I)  REVENUE RECOGNITION

         Premiums on long-duration life insurance and reinsurance contracts are recognized as revenue when due. Premiums on short-duration contracts are earned over the related contract period. Net premiums on limited-payment contracts are recognized as revenue and the difference between the gross premium received and the net premium is deferred and recognized in income based on either a constant relationship to insurance inforce or the present value of annuity benefits, depending on the product type.

         Fee income from annuity contracts, pension contracts, and insurance contracts consist of charges for mortality, expense, surrender and administration that have been assessed against the policyholder account balances. To the extent such charges compensate the Company for future services, they are deferred and recognized in income over the period earned using the same assumptions as those associated with the amortization of DAC.

         Interest on fixed-maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premiums or discounts. Interest on restructured mortgage loans is recorded as income based on the rate to be paid; interest on delinquent mortgage loans is recorded as income on a cash basis. Dividends are recorded as income on the ex-dividend date.

     J)  POLICYHOLDER BENEFITS AND CLAIMS

         Benefits for variable annuity and variable life contracts, for universal life insurance contracts, and for investment pension contracts include interest credited to policyholder account values and benefit claims incurred during the period in excess of policyholder account values.

     K)  REINSURANCE

         The Company routinely utilizes reinsurance transactions to minimize exposure to large risks. Life reinsurance is accomplished through various plans including yearly renewable term, co-insurance, and modified co-insurance. Reinsurance premiums, policy charges for cost of insurance, and claims are accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, fees, and claims are reported net of reinsured amounts.

         The amount recoverable from reinsurers and pertaining to policyholder liabilities is presented as a separate asset on the consolidated balance sheets. For those claims paid and covered by a reinsurance treaty, a reinsurance receivable has been included as part of other assets.

     L)  STOCK-BASED COMPENSATION

         Certain of ManUSA's employees are provided compensation in the form of stock options and deferred share units in MFC, the indirect parent of the Company. The intrinsic value method of accounting is used by MFC. As a result, no expense is recognized in either MFC's or ManUSA's income for stock options as the exercise price thereon is set at the closing market price of MFC's common shares on the Toronto Stock Exchange on the business day immediately preceding the award grant date. The intrinsic value of the deferred share units granted by MFC to ManUSA employees is recognized in the accounts of ManUSA over the vesting periods of the units.

     M)  INCOME TAXES

         Income taxes have been provided for in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that likely will be in effect when the differences are expected to reverse. The measurement of deferred tax assets is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

         ManUSA joins its direct parent, MIC, and its subsidiaries, with the exception of The Manufacturers Life Insurance Company of New York ("MNY"), in filing a U.S. consolidated income tax return. MNY files a separate federal income tax return. Prior to the reorganization, MNY filed as a member of the consolidated tax return with its direct parent, MNA [note 1]. In accordance with the income tax-sharing agreements in effect for the applicable tax years, the Company's income tax provision (or benefit) is computed as if ManUSA and the companies filed separate income tax returns. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

     N)  FOREIGN EXCHANGE TRANSLATION

         The balance sheet and statement of income of the Company's foreign operations as well as non-U.S. dollar investments are translated into U.S. dollars using exchange rates in effect at the balance sheet date and average exchange rates prevailing during the respective periods. Translation adjustments are included in accumulated other comprehensive income.

     O)  COMPARATIVE FIGURES

         Certain of the prior year's figures have been reclassified to conform to the current year's presentation.

     P)  USE OF ESTIMATES

         The accompanying consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates.

         During 2002, the Company made significant adjustments to the amortized costs of its fixed-maturity and equity securities by recognizing $177 in other than temporary impairments in the investment portfolio, net of the related DAC and unearned revenue liability unlocking. Also in 2002, three items led to a combined net positive income effect from DAC and unearned revenue liability unlocking of $139. The latter changes included positive impacts from an extension of the DAC amortization period on its participating line of business, and improved mortality assumptions on its participating and universal life businesses, and a negative impact from equity market performance below historical assumptions on its variable annuity business.

3.       INVESTMENTS AND INVESTMENT INCOME

     A)  FIXED-MATURITY AND EQUITY SECURITIES

         At December 31, 2002, all fixed-maturity and equity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value is summarized as follows:


                                                                     GROSS                   GROSS
                                                                   UNREALIZED              UNREALIZED
          AS AT DECEMBER 31               AMORTIZED COST             GAINS                   LOSSES                   FAIR VALUE
                                       -------------------     -------------------     --------------------      -------------------
          ($US millions)                 2002        2001        2002        2001        2002         2001         2002        2001
                                       -------     -------     -------     -------     -------      -------      -------     -------
         FIXED-MATURITY SECURITIES:
         U.S. government               $ 2,562     $ 2,115     $   197     $    68     $    --      $   (11)     $ 2,759     $ 2,172
         Foreign governments             1,458       1,346         314         174          --           (2)       1,772       1,518
         Corporate                       6,326       6,303         638         322        (143)        (106)       6,821       6,519
         Asset - backed                    470         762          47          35          (1)          (2)         516         795
                                       -------     -------     -------     -------     -------      -------      -------     -------
         TOTAL FIXED-MATURITY
         SECURITIES                    $10,816     $10,526     $ 1,196     $   599     $  (144)     $  (121)     $11,868     $11,004
                                       -------     -------     -------     -------     -------      -------      -------     -------
         EQUITY SECURITIES             $   714     $   809     $    38     $    93     $   (73)     $   (57)     $   679     $   845
                                       -------     -------     -------     -------     -------      -------      -------     -------

         Proceeds from sales of fixed-maturity securities during 2002 were $8,481 (2001 - $10,710 and 2000 - $7,053). Gross gains and losses of
         $218 and $154 respectively, were realized on those sales (2001 - $230 and $100 respectively, 2000 - $80 and $258 respectively). In addition during 2002, other-than-temporary impairments of $109 (2001 - $73, 2000
         - $83) were recognized in income.


         Proceeds from the sale of equity securities during 2002 were $34 (2001
         - $412 and 2000 - $1,185). Gross gains and losses of $48 and $84 respectively, were realized on those sales (2001 - $20 and $31 respectively, 2000 - $319 and $60 respectively). In addition during 2002, other-than-temporary impairments of $135 (2001 - $48, 2000 - nil) were recognized in income.


         The cost amounts for both fixed-maturity securities and equity securities are net of the other-than-temporary impairment charges.

         The contractual maturities of fixed-maturity securities at December 31, 2002 are shown below.


         AS AT DECEMBER 31, 2002
         ($US millions)                                                   AMORTIZED COST        FAIR VALUE
                                                                          --------------        ----------
         Fixed-maturity securities, excluding mortgage-backed securities:
              One year or less                                               $   465             $    475
              Greater than 1; up to 5 years                                    1,668                1,764
              Greater than 5; up to 10 years                                   2,740                2,968
              Due after 10 years                                               5,473                6,150
         Asset - backed securities                                               470                  512
                                                                             -------             --------
         TOTAL FIXED-MATURITY SECURITIES                                     $10,816             $ 11,869
                                                                             =======             ========

         Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.

     B)  MORTGAGE LOANS

         Mortgage loans are reported at amortized cost, net of a provision for losses. The impaired mortgage loans and the related specifically identified allowance for mortgage loan losses were as follows:

          AS AT DECEMBER 31
          ($US millions)                                                            2002                  2001
          -------------------------------------------                              -------               ------
          IMPAIRED LOANS                                                           $   80                $   79
                                                                                   -------               ------

          Allowance, January 1                                                     $   50                $   51

          Deductions                                                                  (14)                   (1)
                                                                                   ------                ------
          ALLOWANCE, DECEMBER 31                                                   $   36                $   50
                                                                                   ======                ======


      C) INVESTMENT INCOME

         Income by type of investment was as follows:

          FOR THE YEARS ENDED DECEMBER 31
          ($US millions)                                                 2002            2001             2000
          --------------------------------------------                 --------         ------           ------
          Fixed-maturity securities                                    $  729           $  751           $  794

          Equity securities                                                11               11               11

          Mortgage loans                                                  139              128              126

          Investment real estate                                           88               91              105

          Other investments                                               228              239              231
                                                                       ------           ------           ------

          Gross investment income                                       1,195            1,224            1,267

          Investment expenses                                             (38)             (36)             (60)
                                                                       ------           ------           ------

          NET INVESTMENT INCOME                                        $1,157           $1,184           $1,207
                                                                       ======           ======           ======


      D) SIGNIFICANT EQUITY INTERESTS

         ManUSA holds a 27.7% indirect interest in Flex Leasing I, LLC and a 19.6% direct interest in Flex Leasing II, LLC. These investments are accounted for using the equity method whereby ManUSA recognizes its proportionate share of the respective investee's net income or loss. As at December 31, 2002, the sum of total assets for both these investees was $393 (2001 - $396), with total liabilities amounting to $322 (2001
         - $295). For the year ended December 31, 2002, total net loss for both these investees amounted to $0.5 (2001 - $4).

     E)  SECURITIES LENDING

         The Company engages in securities lending to generate additional income. Certain securities from its portfolio are loaned to other institutions for certain periods of time. Collateral, which exceeds the market value of the loaned securities, is lodged by the borrower with the Company and retained by the Company until the underlying security has been returned to the Company. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value fluctuates. As at December 31, 2002, the Company has loaned securities (which are included in invested assets) with a carrying value and market value of approximately $1,316 and $1,407 respectively (2001 - $1,122 and $1,148 respectively)

4.       COMPREHENSIVE INCOME

     A)  TOTAL COMPREHENSIVE INCOME WAS AS FOLLOWS:


          FOR THE YEARS ENDED DECEMBER 31
          ($US millions)                                                     2002            2001           2000
          ---------------------------------------------------------         ------          ------         ------
          NET INCOME                                                        $  155          $  145         $  211
                                                                            ------          ------         ------

          OTHER COMPREHENSIVE INCOME, NET OF DAC, DEFERRED INCOME TAXES
          AND OTHER AMOUNTS REQUIRED TO SATISFY POLICYHOLDER LIABILITIES:
            Unrealized holding gains (losses) arising during the year          269            (118)           228
            Minimum pension liability                                          (25)             (3)            -
            Foreign currency translation                                        44             (13)            (2)
            Less:
              Reclassification adjustment for realized gains and
                losses included in net income                                   70             (16)           (39)
                                                                            ------           -----          -----

          Other comprehensive income                                           358            (150)           187
                                                                            ------           -----          -----

          COMPREHENSIVE INCOME                                              $  513          $   (5)        $  398
                                                                            ------           -----          -----

           Other comprehensive income is reported net of tax expense (benefit) of $169, $(74), and $102 for 2002, 2001 and 2000, respectively.

     B)  ACCUMULATED OTHER COMPREHENSIVE INCOME IS COMPRISED OF THE FOLLOWING:


           AS AT DECEMBER 31
           ($US millions)                                                           2002                   2001
           -------------------------------------------                            -------                 -------
           UNREALIZED GAINS :
                Beginning balance                                                 $   173                 $   307
                Current period change                                                 339                    (134)
                                                                                  -------                 -------

                Ending balance                                                    $   512                 $   173
                                                                                  -------                 -------
           MINIMUM PENSION LIABILITY:
                Beginning balance                                                 $    (3)                $     -
                Current period change                                                 (25)                     (3)
                                                                                  -------                 -------

                Ending balance                                                    $   (28)                $    (3)
                                                                                  -------                 -------
           FOREIGN CURRENCY:
                Beginning balance                                                 $   (17)                $    (4)
                Current period change                                                  44                     (13)
                                                                                  -------                 -------

                Ending balance                                                    $    27                 $   (17)
                                                                                  -------                 -------

           ACCUMULATED OTHER COMPREHENSIVE INCOME                                 $   511                 $   153
                                                                                  =======                 =======

     C)  UNREALIZED GAINS ON SECURITIES AVAILABLE-FOR-SALE

         Net unrealized gains on fixed-maturity and equity securities included in other comprehensive income were as follows:


         AS AT DECEMBER 31
         ($US millions)                                                             2002                    2001
         --------------------------------------------                              ------                  ------
         Gross unrealized gains                                                    $1,234                  $  692

         Gross unrealized losses                                                     (217)                   (178)

         DAC and other amounts required to satisfy policyholder liabilities          (251)                   (244)

         Deferred income taxes                                                       (254)                    (97)
                                                                                   ------                  ------
         NET UNREALIZED GAINS ON SECURITIES AVAILABLE-FOR-SALE                     $  512                  $  173
                                                                                   ------                  ------



 5.      DEFERRED ACQUISITION COSTS

         The components of the change in DAC were as follows:


          FOR THE YEARS ENDED DECEMBER 31
          ($US millions)                                                            2002                   2001
          -------------------------------------------                              -------               --------
          Balance, January 1                                                       $ 2,375               $  2,133
          Capitalization                                                               568                    543
          Amortization                                                                 (92)                  (276)
          Effect of net unrealized gains on securities
            available-for-sale                                                        (118)                   (25)
                                                                                   -------               --------

          BALANCE, DECEMBER 31                                                     $ 2,731               $  2,375
                                                                                   -------               --------



 6.      INCOME TAXES

         The components of income tax expense were as follows:


          FOR THE YEARS ENDED DECEMBER 31
          ($US millions)                                                         2002             2001            2000
          -------------------------------------------                           ------           ------           -----
          Current (benefit) expense                                             $  (52)          $  (62)           $ 66

          Deferred expense                                                          83               96               4
                                                                                ------           ------            ----

          TOTAL INCOME TAX EXPENSE                                              $   31           $   34            $ 70
                                                                                ======           ======            ====


          Income before federal income taxes differs from taxable income principally due to tax-exempt investment income; dividends received tax deductions, differences in the treatment of policy acquisition costs, and differences in reserves for policy and contract liabilities for tax and financial reporting purposes.

         Deferred income tax assets (liabilities), result from tax effecting the differences between financial statement values and tax values of assets and liabilities at each balance sheet date. The Company's deferred income tax assets (liabilities) are as follows:

          AS AT DECEMBER 31
          ($US millions)                                                     2002           2001            2000
          --------------------------------------------                      -------        -------         ------
          DEFERRED TAX ASSETS:

               Policy reserves                                              $   576        $   689         $  652

               Investments                                                        5              1             19

               Policyholder dividends payable                                    13             13             11

               Net capital loss carried forward                                   -              -              6

               Net operating loss carried forward                               214             93             41

               Other deferred tax assets                                         60             49             40
                                                                            -------        -------         ------

          Total Deferred tax assets                                         $   868        $   845         $  769
                                                                            -------        -------         ------

          DEFERRED TAX LIABILITIES:

               Deferred acquisition costs                                   $   548        $   431         $  357

               Unrealized gains on securities available-for-sale                349            169            146

               Premiums receivable                                               27             32             23

               Investments                                                       90            117             52

               Other deferred tax liabilities                                    50             37             43
                                                                            -------        -------         ------

          Total Deferred tax liabilities                                    $ 1,064        $   786         $  621
                                                                            -------        -------         ------

          NET DEFERRED TAX (LIABILITIES) ASSETS                             $  (196)       $    59         $  148
                                                                            -------        -------         ------

         ManUSA files a consolidated federal income tax return with its direct parent MIC, and it's subsidiaries, excluding MNY, which files its own separate federal income tax return. Prior to the reorganization, MNY filed as a member of the consolidated tax return with its direct parent, MNA.

         A tax sharing agreement between ManUSA and the various companies sets forth the manner in which each company's provision (benefit) is computed. In accordance with the income tax-sharing agreements in effect for the applicable tax years, the Company's income tax provision (or benefit) is computed as if ManUSA and the companies filed separate income tax returns. The tax charge to each of the respective companies will not be more than that which each company would have paid on a separate return basis. Settlements of taxes are made through an increase or reduction to the payable to parent, subsidiaries and affiliates. Such settlements occur on a periodic basis.

         At December 31, 2002, the Company has operating loss carryforwards of $612 that will begin to expire in 2011, and $1.4 million of tax credits with no expiry limitation. At December 31, 2001 and December 31, 2000, the company had operating loss carryforwards of $266 and $117 respectively that will begin to expire in 2011, and $1.4 and $0.9 million respectively of tax credits with no expiry limitation.


7.       NOTE PAYABLE

         On December 29, 1997, the Company issued two surplus debentures for $240 bearing interest at 7.93% per annum to MIC. Both of these debentures mature on February 1, 2022.

         On April 1, 1998, the Company issued two additional surplus debentures for $150 bearing interest at 8.10% per annum to MIC. Both of these debentures mature on February 1, 2022. During 2002, a partial principal repayment of $20 on one of the debentures was made.

         Except in the event of insolvency or wind-up of the Company, these instruments may not be redeemed during the period of five years from date of issue without the approval of the Office of the Superintendent of Financial Institutions of Canada. Interest accrued and expensed was $31 for each of 2002, 2001, and 2000. Interest paid was $32, $31, and $31 for 2002, 2001, and 2000, respectively.


8.       CAPITAL AND SURPLUS

         Capital Stock is comprised of the following:


         AS AT DECEMBER 31
         ($US millions)                                                      2002                     2001
         ------------------------------------------------------              ----                     ----
         AUTHORIZED:
              50,000,000 Preferred shares, Par value $1.00                     -                       -
              50,000,000 Common shares, Par value $1.00
         ISSUED AND OUTSTANDING:
              100,000 Preferred shares
              4,728,934 Common shares                                          5                       5
                                                                             ---                      ---

          As part of the reorganization that was effected January 1, 2002, all of ManUSA's outstanding preferred shares and common shares that were held by MRC were redeemed and then reissued to MIC at the same stated value [note 1].

         ManUSA and its life insurance subsidiaries are subject to statutory limitations on the payment of dividends. Dividend payments in excess of prescribed limits cannot be paid without the prior approval of U.S. insurance regulatory authorities.

         Net income (loss) and net capital and surplus, as determined in accordance with statutory accounting principles for ManUSA, MRC and their life insurance subsidiaries were as follows:

                                                                                        US STATUTORY BASIS
                                                                            -------------------------------------------
         FOR THE YEARS ENDED DECEMBER 31
         ($US millions)                                                                    2001              2000
                                                                            2002       (NOT RESTATED)     (NOT RESTATED)
                                                                           ------      --------------     --------------
         THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.):
            Net (loss) income                                              $  (396)       $    55            $   200
            Net capital and surplus                                          1,078          1,280              1,384
         THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA:
            Net loss                                                       $     -        $  (117)           $   (59)
            Net capital and surplus                                              -            212                152
         THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA:
            Net loss                                                       $     -        $   (20)           $   (19)
            Net capital and surplus                                              -            100                120
         MANULIFE REINSURANCE CORPORATION (U.S.A.):
            Net income                                                     $     -        $   171            $     6
            Net capital and surplus                                              -          1,359              1,280
         THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK:
            Net loss                                                       $   (26)       $   (26)           $    (3)
            Net capital and surplus                                             52             34                 61
                                                                           -------        -------            -------

          In March 1998, the National Association of Insurance Commissioners adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification changes prescribed statutory accounting practices and results in changes to the accounting practices that the Company's life insurance subsidiaries use to prepare their statutory-basis financial statements. The states of domicile of these subsidiaries adopted Codification as the prescribed basis of accounting on which insurers must report their statutory-basis results. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification was reported as an increase to surplus in the statutory-basis financial statement of the respective life insurance subsidiaries. In total, statutory-basis surplus of the life insurance entities within the Company increased by $209.

         As a result of demutualization of MLI there are regulatory restrictions on the amounts of profit that can be transferred to shareholders. These restrictions generally take the form of a fixed percentage of the policyholder dividends. The transfers are governed by the terms of MLI's Plan of Demutualization.


9.       PENSION AND OTHER POST-EMPLOYMENT BENEFITS

     A)  EMPLOYEE RETIREMENT PLANS

         The Company sponsors a non-contributory pension plan entitled "The Manulife Financial U.S. Cash Balance Plan" (the "Plan"). Effective January 1, 2002, Manulife Wood Logan Inc. employees commenced earning a benefit under the Plan. Effective July 1, 2002, the Wood Logan Associates, Inc. Pension Plan, which was frozen as of December 31, 2001, was merged into the Plan.

         Pension benefits are provided to participants of the Plan after 3 years of vesting service with the Company and are a function of the length of service together with final average earnings. The normal form of payment under the Plan is a life annuity, payable at the normal retirement age of 65, and is actuarially equivalent to the cash balance account. Various optional forms of payment are available including a lump sum. Early retirement benefits are actuarially equivalent to the cash balance account, but are subsidized for participants who were age 45 with 5 or more years vesting service with the Company as at July 1, 1998 and who terminate employment after attaining age 50 and have completed 10 years of service.

         Cash balance accounts under the Plan are credited annually with contribution credits and semi-annually with interest credits. Future contribution credits will vary based on service. Interest credits are a function of the 1-year U.S. Treasury Constant Maturity Bond rate plus 0.25%, but no less than 5.25% per annum.

         Actuarial valuation of accumulated plan benefits are based on projected salaries, an assumed discount rate, and best estimates of investment yields on plan assets, mortality of participants, employee termination, and ages at retirement. Pension costs that relate to current service are funded as they accrue and are charged to earnings of the Company in the current period. Vested benefits are fully funded. Experience gains and losses are amortized to income of the Company over the estimated average remaining service lives of the plan participants. No contributions were made during the current or prior year because the Plan was subject to the full funding limitation under the Internal Revenue Code.

         At December 31, 2002, the projected benefit obligation to the participants of the Plan was $65 (2001 - $56), which was based on an assumed interest rate of 6.75% (2001 - 7.25%). The fair value of the Plan assets totaled $60 (2001 - $74).

9.       PENSION AND OTHER POST-EMPLOYMENT BENEFITS (CONTINUED)

         The Company also sponsors an unfunded supplemental cash balance plan entitled "The Manulife Financial U.S. Supplemental Cash Balance Plan (the "Supplemental Plan"). This non-qualified plan provides defined pension benefits in excess of limits imposed by law. Compensation is not limited and benefits are not restricted by the Internal Revenue Code.

         Benefits under the Supplemental Plan are provided to participants who terminate after 3 years of service. The default form of payment under this plan is a lump sum, although participants may elect to receive payment in the form of an annuity provided that such an election is made within the time period prescribed in the Supplemental Plan. If an annuity form of payment is elected, the amount payable is equal to the actuarial equivalent of the participant's balance under the Supplemental Plan, using the factors and assumptions for determining immediate annuity amounts applicable to the participant under the Plan.

         Cash balance contribution credits for the Supplemental Plan vary by service, and interest credits are a function of the 1-year U.S. Treasury Constant Maturity Bond rate plus 0.25%, but no less than 5.25% per annum. The annual contribution credits are made in respect of the participant's compensation that is in excess of the limit set by the Internal Revenue Code. Together, these contributions serve to restore to the participant the benefit that he / she would have been entitled to under the Plan's benefit formula except for the pay and benefit limitations in the Internal Revenue Code.

         At December 31, 2002, the projected benefit obligation to the participants of the Supplemental Plan was $25 (2001 - $25), which was based on an assumed interest rate of 6.75% (2001 - 7.25%).

     B)  401(k) PLAN

         The Company sponsors a defined contribution 401(k) savings plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. The Company contributed $2 for each of 2002, 2001, and 2000, respectively.

     C)  POSTRETIREMENT BENEFIT PLAN

         In addition to the retirement plans, the Company sponsors a postretirement benefit plan that provides retiree medical and life insurance benefits to those who have attained age 50 and have 10 or more years of service with the Company. This plan provides primary medical coverage for retirees and spouses under age 65. When the retirees or the covered spouses reach age 65, Medicare provides primary coverage and this plan provides secondary coverage. This plan is contributory with the amount of contribution based on the service of the employees as at the time of retirement. It provides the employee with a life insurance benefit of 100% of the salary just prior to retirement up to a maximum of $150,000. This life insurance benefit is reduced to 65% on the first of January following retirement, and is further reduced to 30% at age 70.

         The Company accounts for its retiree benefit plan using the accrual method. At December 31, 2002, the benefit obligation of the postretirement benefit plan was $23, which was based on an assumed interest rate of 6.75%. This plan is unfunded. Postretirement benefit plan expenses for 2002 were $2.

     D) FINANCIAL INFORMATION REGARDING THE EMPLOYEE RETIREMENT PLANS AND THE POST-RETIREMENT BENEFIT PLAN

     Information applicable to the Employee Retirement Plan and the Post-retirement Benefit Plan as estimated by a consulting actuary for the December 31 year-end is as follows:

                                                                        EMPLOYEE       POSTRETIREMENT
                                                                       RETIREMENT          BENEFIT
                                                                          PLANS             PLAN
     AS AT DECEMBER 31                                               ---------------   ---------------
     ($US millions)                                                   2002     2001     2002     2001
     -----------------                                               ------   ------   ------   ------
     CHANGE IN BENEFIT OBLIGATION
     Benefit obligation at beginning of year                         $ (81)   $ (77)   $ (21)   $ (18)
     Service cost                                                       (4)      (3)      (1)      (1)
     Interest cost                                                      (6)      (5)      (1)      (1)
     Amendments                                                         --       --       --       --
     Actuarial loss                                                     (6)      (2)      (1)      (2)
     Benefits paid                                                       7        6        1        1
                                                                     -----    -----    -----    -----
     Benefit obligation at end of year                               $ (90)   $ (81)   $ (23)   $ (21)
                                                                     -----    -----    -----    -----
     CHANGE IN PLAN ASSETS
     Fair value of plan assets at beginning of year                  $  74    $  84    $  --    $  --
     Actual return on plan assets                                      (10)      (6)      --       --
     Employer contribution                                               3        2        1        1
     Benefits paid                                                      (7)      (6)      (1)      (1)
                                                                     -----    -----    -----    -----
     Fair value of plan assets at end of year                        $  60    $  74    $  --    $  --
                                                                     -----    -----    -----    -----

     Funded status                                                   $ (30)   $  (7)   $ (23)   $ (21)
     Unrecognized transition asset                                      (3)      (6)      --       --
     Unrecognized actuarial loss (gain)                                 52       31      (11)     (12)
     Unrecognized prior service cost                                     3        3       --       --
                                                                     -----    -----    -----    -----
     Net amount recognized                                           $  22    $  21    $ (34)   $ (33)
                                                                     -----    -----    -----    -----
     Amounts recognized in consolidated balance sheets consist of:
        Prepaid benefit cost                                         $  --    $  38    $  --    $  --
        Accrued benefit liability                                      (24)     (22)     (34)     (33)
        Intangible asset                                                 3        1       --       --
        Accumulated other comprehensive income                          43        4       --       --
                                                                     -----    -----    -----    -----
     Net amount recognized                                           $  22    $  21    $ (34)   $ (33)
                                                                     -----    -----    -----    -----



                                                                        EMPLOYEE       POST-RETIREMENT
                                                                       RETIREMENT          BENEFIT
                                                                          PLANS             PLAN
                                                                     ---------------   ---------------
     AS AT DECEMBER 31                                                2002     2001     2002     2001
     -----------------                                               ------   ------   ------   ------
     WEIGHTED AVERAGE ASSUMPTIONS
     Discount rate                                                    6.75%    7.25%    6.75%    7.25%
     Expected return on plan assets                                   8.50%    9.00%     N/A      N/A
     Rate of compensation increase                                    5.00%    5.00%    5.00%    5.00%
     Cost-of-living increase                                          3.00%    3.00%     N/A      N/A

     D) FINANCIAL INFORMATION REGARDING THE EMPLOYEE RETIREMENT PLANS AND THE POST-RETIREMENT BENEFIT PLAN (CONTINUED)

     On December 31, 2002, the accrued postretirement benefit plan obligation was $23. The postretirement benefit obligation for eligible active employees was $4. The amount of the postretirement benefit obligation for ineligible active employees was $7. For measurement purposes as at December 31, 2002, a 9.50% and 11.50% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2003 for pre-65 and post-65 coverages, respectively. These rates were assumed to decrease gradually to 5.0% in 2012 and 2016, respectively, and remain at that level thereafter.

                                                                      EMPLOYEE       POST-RETIREMENT
                                                                     RETIREMENT          BENEFIT
                                                                        PLANS             PLAN
     AS AT DECEMBER 31                                             ---------------   ---------------
     ($US millions)                                                   2002     2001     2002     2001
     -----------------                                               ------   ------   ------   ------
     COMPONENTS OF NET PERIODIC BENEFIT COST FOR PLAN
     SPONSOR
     Service cost                                                    $   4    $   3    $   1    $   1
     Interest cost                                                       6        5        1        1
     Expected return on plan assets                                     (7)      (7)      --       --
     Amortization of net transition obligation                          (2)      (2)      --       --
     Recognized actuarial loss (gain)                                   --       --       (1)      (1)
                                                                     -----    -----    -----    -----
     NET PERIODIC BENEFIT COST                                       $   1    $  (1)   $   1    $   1
                                                                     -----    -----    -----    -----

     For the pension plans with accumulated benefit obligations in excess of plan assets, the projected benefit obligation, the accumulated benefit obligation, and the fair value of plan assets were $90, $84, and $61 respectively as at December 31, 2002 and $26, $25, and $2 respectively as of December 31, 2001.

     Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage-point change in assumed health care cost trend rates would have the following effects on 2002 values:



                                                            ONE-PERCENTAGE-          ONE-PERCENTAGE-
     ($US millions)                                         POINT INCREASE           POINT DECREASE
     -------------                                          ---------------          ---------------
     Effect on total of service and interest cost                $ --                     $ --
     components
     Effect on post-retirement benefit obligation                $  3                     $ (3)

10.  STOCK BASED COMPENSATION

     There are no stock based compensation plans involving stock of ManUSA. However, employees of ManUSA participate in the Executive Stock Option Plan of MFC (the "ESOP"). Under this plan, stock options are periodically granted to selected individuals. The stock options provide the holder with the right to purchase common shares at an exchange price equal to the closing market price of MFC's common shares on the Toronto Stock Exchange on the business day immediately preceding the date the options were granted. The options vest over a period not exceeding 4 years and expire not more than 10 years from the grant date. A total of 36,800,000 MFC common shares have been reserved for issuances under the ESOP.

         Details of outstanding options relating to the employees of ManUSA are as follows:


                                                     2002                       2001
                                            -----------------------   -----------------------
                                                          Weighted                  Weighted
                                                           average                   average
                                             Number of    exercise    Number of     exercise
                                             options        price      options         price
         For the years ended December 31    (thousands)     (Cdn)     (thousands)      (Cdn)
                                            -----------   ---------   -----------   ---------
         Outstanding, January 1                1,000       $ 38.36        337        $ 31.60
         Granted                                 764       $ 42.76        663        $ 41.80
         Exercised                               (20)      $ 31.91         --             --
         Forfeited/Cancelled                     (72)      $ 40.12         --             --
                                              ------       -------     ------        -------
         Outstanding, December 31              1,672       $ 40.37      1,000        $ 38.36
                                              ======       =======     ======        =======
         Exercisable, as at December 31          374       $ 35.44        169        $ 31.60
                                              ======       =======     ======        =======

         The exercise price of stock options outstanding range from Cdn $31.60 to Cdn $46.95 and have a weighted average contractual remaining life of
         8.3 years.

         The weighted average fair value of each option granted in the year has been estimated at $13.85 (Canadian) (2001 - $14.12 (Canadian)) using the Black-Scholes option pricing model. The pricing model uses the following weighted average assumptions: risk-free interest rate of 5.2% (2001 - 5.3%), dividend yield of 1.4% (2001 - 1.2%), expected volatility of 25% (2001 - 25%) and expected life of 7 years (2001 - 7 years). These stock options have no impact on ManUSA's income because the options had no intrinsic value at the grant date and are accounted for by MFC as fixed awards under APB 25.

         In 2000, MFC also granted deferred share units (the "DSUs") to certain employees of the ESOP. The DSUs vest over a 4-year period and each unit entitles the holder to receive one common share of MFC on retirement or termination of employment. The DSUs attract dividends in the form of additional DSUs at the same rate as dividends on the common shares of MFC. No DSUs were granted during 2002 and 2001. The number of DSUs outstanding was 154,608 as at December 31, 2002 (2001 - 156,800).
         ManUSA recorded compensation expense of $1 related to DSUs granted by MFC to its employees (2001 - $1, 2000 - $1).

         Effective January 1, 2001, MFC established the Global Share Ownership Plan (the "GSOP") in which ManUSA employees can participate. Under this plan, qualifying employees of ManUSA can choose to have up to 5% of their annual base earnings applied toward the purchase of common shares of MFC. Subject to certain conditions, MFC will match 50% of the employee's eligible contributions. The MFC contributions vest immediately. All contributions will be used by the plan's trustee to purchase common shares in the open market. Amounts matched by MFC in respect of ManUSA employees are charged and expensed to ManUSA via the service agreement between ManUSA and MFC.

         The Company also has deferred compensation incentive plans open to all branch managers and qualified agents.

11.      DERIVATIVE FINANCIAL INSTRUMENTS

         The Company uses a variety of off-balance sheet derivative financial instruments as part of its efforts to manage exposures to foreign currency, interest rate, and other market risks arising from its on-balance sheet financial instruments and future commitments. These instruments include interest rate exchange agreements, cross currency swaps, and foreign currency forward contracts.

         The Company enters into interest rate exchange agreements to reduce and manage interest rate risk associated with individual assets and liabilities, and its overall aggregate portfolio. These interest rate exchange agreements consist primarily of interest rate swap agreements and interest rate floors and are regarded as fair value hedges.

         The Company uses cross currency swaps to reduce both foreign exchange and interest rate risk associated with outstanding non-U.S. dollar denominated debt. These instruments are regarded as fair value hedges.

         The Company uses foreign currency forward contracts to hedge some of the foreign exchange risk, as it generates revenue and holds assets in U.S. dollars, but incurs a significant portion of its maintenance and acquisition expenses in Canadian dollars. A foreign currency forward contract obligates the Company to deliver a specified amount of currency on a future date at a specified exchange rate. The value of the foreign exchange forward contracts at any given point fluctuates according to the underlying level of exchange rate and interest rate differentials. These instruments are regarded as cash flow hedges.

         These instruments are designated and effective as hedges, as there is a high correlation between changes in market value of the derivative and the underlying hedged item at inception and over the life of the hedge.

         The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e. the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) and replacement cost risk (i.e. the cost to replace the contract at current market rates should the counterparty default prior to the settlement date). To limit exposure associated with counterparty nonperformance on interest rate exchange agreements, the Company enters into master netting agreements with its counterparties.

         Outstanding derivative instruments with off-balance sheet risks are as follows:


                                                  NOTIONAL OR
         AS AT DECEMBER 31                     CONTRACT AMOUNTS       CARRYING VALUE            FAIR VALUE
                                              -----------------     ------------------      ------------------
         ($US millions)                        2002       2001       2002        2001        2002        2001
                                              ------     ------     ------      ------      ------      ------
         Interest rate & currency swaps &
          floors                              $1,039     $1,098     $  (15)     $    2      $  (15)     $    2
         Interest rate option written             22         22         (2)         (1)         (2)         (1)
         Equity Contracts                          2         37         --          --          --          --
         Currency forwards                     1,040        909          5         (11)          5         (11)
                                              ------     ------     ------      ------      ------      ------
         TOTAL DERIVATIVES                    $2,103     $2,066     $  (12)     $  (10)     $  (12)     $  (10)
                                              ------     ------     ------      ------      ------      ------

         Fair value of off-balance sheet derivative financial instruments reflect the estimated amounts that the Company would receive or pay to terminate the contract at the balance sheet date, including the current unrealized gains (losses) on the instruments. Fair values of the agreements were based on estimates obtained from the individual counter parties.

12.      FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying values and the estimated fair values of the Company's financial instruments at December 31, 2002 were as follows:


         ($US millions)                           CARRYING VALUE   FAIR VALUE
                                                  --------------   ----------
          ASSETS:
             Fixed-maturity and equity securities     $12,548       $12,548
             Mortgage loans                             1,921         2,173
             Policy loans                               2,369         2,369
             Separate account assets                   29,929        29,929
          LIABILITIES:
             Insurance investment contracts           $ 2,012       $ 2,027
             Derivative financial instruments              12            12
             Separate account liabilities              29,929        29,929
                                                      -------       -------

         The following methods and assumptions were used to estimate the fair values of the above financial instruments:

         FIXED-MATURITY AND EQUITY SECURITIES: Fair values of fixed-maturity and equity securities were based on quoted market prices where available. Where no quoted market price was available, fair values were estimated using values obtained from independent pricing services or, in the case of fixed-maturity private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

         MORTGAGE LOANS: Fair value of mortgage loans was estimated using discounted cash flows and took into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

         POLICY LOANS:  Carrying values approximate fair values.

         INSURANCE INVESTMENT CONTRACTS: Fair value of insurance investment contracts, which do not subject the Company to significant mortality or morbidity risks, were estimated using cash flows discounted at market rates.

         DERIVATIVE FINANCIAL INSTRUMENTS: Fair values of derivative financial instruments were based on estimates obtained from the individual counterparties.

         SEPARATE ACCOUNT ASSETS AND LIABILITIES: The carrying values in the consolidated balance sheets for separate account assets and liabilities approximate their fair value. Fair value was determined by applying the above outlined methodology to the relevant assets underlying the respective separate accounts.

13.      RELATED PARTY TRANSACTIONS

         The Company has formal service agreements with MFC, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting and certain other administrative services. Costs incurred under the agreements were $277 in 2002. Prior to 2001, the agreements were with MLI, a Canadian 100% directly owned subsidiary of MFC. Costs incurred under these agreements were $272 and $301 for 2001 and 2000, respectively.

         MFC also provides a claims paying guarantee to certain U.S. policyholders.

         On December 20, 2002, the Company entered into a reinsurance agreement with MRL, to reinsure a block of variable annuity business. As there was limited transfer of mortality risk between the Company and MRL, the agreement was classified as financial reinsurance and given deposit-type accounting treatment. Under the terms of the agreement, the Company received a ceding commission of $168, which is classified as unearned revenue and reported in other liabilities. The amount will be amortized to income as payments are made to MRL.

         On September 23, 1997, the Company entered into a reinsurance agreement with MRL to reinsure a closed block of participating life insurance business. As there was limited transfer of mortality risk between the Company and MRL, the agreement was classified as financial reinsurance and given deposit-type accounting treatment. Title to the assets supporting this block of business was transferred to MRL under the terms of the agreement. Included in amounts due from affiliates is $487 (2001 - $506) representing the receivable from MRL for the transferred assets which is accounted for in a similar manner as invested assets available-for-sale.

         Pursuant to a promissory note dated December 19, 2000, issued pursuant to a Credit Agreement of the same date, the Company received a loan of $250 ($375 Canadian) from an affiliate, Manulife Hungary Holdings KFT ("MHHL"). The maturity date with respect to any borrowing is 365 days following the date of the advance of a loan. The loan bears interest at a fluctuating rate equivalent to LIBOR plus 25 basis points and is payable quarterly commencing March 28, 2001. On December 30, 2002, the Company repaid $177 ($279 Canadian) of the principal balance outstanding. The remaining principal outstanding as at December 31, 2002 is $61 (96 Canadian). ManUSA entered into an agreement with MLI to swap $250 ($375 Canadian) at 3-month Banker's Acceptance note plus
         31.34 basis points for US $240 at 3-month LIBOR plus 32.5 basis points. A notional amount of a currency swap between ManUSA and MLI, equal to the loan repayment was terminated at the time of the loan's repayment with no gain or loss.

         A promissory note dated August 7, 2001, was issued by MNA to an affiliate MHHL, pursuant to a Credit Agreement of the same date, with respect to an initial loan of $3.8. The maturity date with respect to any borrowing is 365 days after the date of the advance of a loan. The loan bears interest at a fluctuating rate equal or equivalent to LIBOR plus 25 basis points and is payable quarterly started March 28, 2001.

         Pursuant to a promissory note dated May 7, 1999, ENNAL Inc., a wholly owned non-life subsidiary of the Company, loaned $83 ($125 Canadian) to MLI. The loan bears interest at a rate of 5.6% per annum and is payable annually on December 15. The principal balance together with all unpaid interest are due and payable on December 15, 2003.

         On December 28, 2002, the Company entered into a promissory note agreement with MHHL to borrow $62 ($96 Canadian). Terms of the agreement include a maturity date of December 28, 2003 and interest rate set at the 3-month Banker's Acceptance rate plus 32 basis points. Interest is payable quarterly starting March 28, 2003.

         As at December 31, 2002, the Company has a total of 5 inter-company loans with MRL ranging in carrying value from a payable of $27 to a receivable of $18 (2001 - 8 loans receivable ranging in value from $2 to $20). The loans mature from January 30, 2003 to May 11, 2006 and bear interest rates ranging from 1.26% to 7.65%.

14.      REINSURANCE

         In the normal course of business, the Company assumes and cedes reinsurance as a party to several reinsurance treaties with major unrelated insurance companies. The Company remains liable for amounts ceded in the event that reinsurers do not meet their obligations.

         The effects of reinsurance on premiums with insurance companies were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($US millions)                         2002          2001          2000
                                              -------       -------       -------
         Direct premiums                      $ 1,011       $   991       $   999
         Reinsurance assumed                      323           369           324
         Reinsurance ceded                       (332)         (320)         (322)
                                              -------       -------       -------
         TOTAL PREMIUMS                       $ 1,002       $ 1,040       $ 1,001
                                              -------       -------       -------

         Reinsurance recoveries on ceded reinsurance contracts were $311, $416, and $343 during 2002, 2001 and 2000, respectively.

15.      CONTINGENCIES AND COMMITMENTS

         The Company and its subsidiaries are subject to legal actions arising in the ordinary course of business. These legal actions are not expected to have a material adverse effect on the consolidated financial position of the Company.

         During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The minimum aggregate rental commitments on the ground lease together with other rental office space commitments for the next five years are as follows: $13 for 2003, and $10 for 2004 and thereafter. There were no other material operating leases in existence at the end of 2002.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A
(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA SEPARATE ACCOUNT THREE)

Audited Financial Statements

Years ended December 31, 2002 and 2001 with Report of Independent Auditors

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                          Audited Financial Statements

                     Years ended December 31, 2002 and 2001

                                    CONTENTS

Report of Independent Auditors............................................   1

Audited Financial Statements

Statement of Assets and Contract Owners' Equity...........................   2
Statements of Operations and Changes in Contract Owners' Equity...........   4
Notes to Financial Statements.............................................  28

                         Report of Independent Auditors

To the Contract Owners of
The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (formerly The Manufacturers Life Insurance Company of America Separate Account Three)

We have audited the accompanying statement of assets and contract owners' equity of The Manufacturers Life Insurance Company (U.S.A.) Separate Account A (comprising, respectively, the Aggressive Growth Trust, All Cap Core Trust, All Cap Growth Trust, All Cap Value Trust, Balanced Trust, Blue Chip Growth Trust, Capital Appreciation Trust, Capital Opportunities Trust, Core Value Trust, Diversified Bond Trust, Dynamic Growth Trust, Emerging Small Company Trust, Equity-Income Trust, Equity Index Trust, Financial Services Trust, Fundamental Value Trust, Global Bond Trust, Global Equity Trust, Global Equity Select Trust, Growth & Income Trust, Health Sciences Trust, High Grade Bond Trust, High Yield Trust, Income & Value Trust, International Equity Select Trust, International Index Trust, International Small Cap Trust, International Stock Trust, International Value Trust, Internet Technologies Trust, Investment Quality Bond Trust, Large Cap Growth Trust, Lifestyle Aggressive 1000 Trust, Lifestyle Balanced 640 Trust, Lifestyle Conservative 280 Trust, Lifestyle Growth 820 Trust, Lifestyle Moderate 460 Trust, Mid Cap Growth Trust, Mid Cap Index Trust, Mid Cap Opportunities Trust, Mid Cap Stock Trust, Mid Cap Value Trust, Money Market Trust, Overseas Trust, Pacific Rim Emerging Markets Trust, Quantitative Equity Trust, Quantitative Mid Cap Trust, Real Estate Securities Trust, Science & Technology Trust, Select Growth Trust, Small Cap Index Trust, Small Company Blend Trust, Small Company Value Trust, Small-Mid Cap Trust, Small-Mid Cap Growth Trust, Strategic Bond Trust, Strategic Growth Trust, Strategic Opportunities Trust, Tactical Allocation Trust, Telecommunications Trust, Total Return Trust, Total Stock Market Index Trust, U.S. Government Securities Trust, U.S. Large Cap Value Trust, Utilities Trust, Value Trust and 500 Index Trust Sub-Accounts) of The Manufacturers Life Insurance Company (U.S.A.) as of December 31, 2002, and the related statements of operations and changes in contract owners' equity for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodians and/or investment advisors. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company (U.S.A.) Separate Account A at December 31, 2002, and the results of its operations and the changes in its contract owners' equity for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                       /s/ Ernst & Young LLP


Philadelphia, Pennsylvania

March 28, 2003

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                 Statement of Assets and Contract Owners' Equity

                                December 31, 2002

ASSETS
Investments at fair value:
  Sub-Accounts:
    Aggressive Growth Trust - 554,648 shares (cost $9,184,019)            $   5,502,103
    All Cap Core Trust - 1,017,440 shares (cost $18,167,917)                 10,611,901
    All Cap Growth Trust - 1,084,146 shares (cost $19,690,047)               12,088,231
    All Cap Value Trust - 82,296 shares (cost $813,128)                         748,895
    Balanced Trust - 2,030,339 shares (cost $34,672,535)                     23,064,651
    Blue Chip Growth Trust - 2,482,268 shares (cost $44,138,455)             29,762,395
    Capital Appreciation Trust - 92,870 shares (cost $695,696)                  576,722
    Capital Opportunities Trust - 64,422 shares (cost $601,031)                 501,850
    Core Value Trust - 24,610 shares (cost $250,890)                            230,102
    Diversified Bond Trust - 1,212,256 shares (cost $12,717,521)             13,201,469
    Dynamic Growth Trust - 466,811 shares (cost $2,385,472)                   1,591,827
    Emerging Small Company Trust - 2,489,717 shares (cost $64,460,672)       45,935,275
    Equity-Income Trust - 2,664,741 shares (cost $41,340,992)                33,629,032
    Equity Index Trust - 4,609,120 shares (cost $73,991,326)                 49,640,226
    Financial Services Trust - 60,681 shares (cost $642,037)                    579,506
    Fundamental Value Trust - 423,651 shares (cost $4,631,059)                4,160,248
    Global Bond Trust - 186,398 shares (cost $2,351,504)                      2,570,429
    Global Equity Trust - 850,403 shares (cost $9,034,551)                    8,835,687
    Global Equity Select Trust - 2,724 shares (cost $31,508)                     28,388
    Growth & Income Trust - 2,271,454 shares (cost $60,379,448)              39,523,291
    Health Sciences Trust - 122,769 shares (cost $1,443,264)                  1,206,815
    High Grade Bond Trust - 27,850 shares (cost $367,243)                       383,495
    High Yield Trust - 968,349 shares (cost $8,335,603)                       8,211,601
    Income & Value Trust - 1,429,523 shares (cost $14,534,080)               11,950,809
    International Equity Select Trust - 6,389 shares (cost $71,188)              67,850
    International Index Trust - 145,609 shares (cost $1,201,851)              1,013,441
    International Small Cap Trust - 419,246 shares (cost $4,047,364)          3,945,106
    International Stock Trust - 2,270,044 shares (cost $16,826,568)          16,979,927
    International Value Trust - 533,277 shares (cost $4,716,140)              4,586,178
    Internet Technologies Trust - 408,758 shares (cost $1,044,133)              972,843
    Investment Quality Bond Trust - 2,089,209 shares (cost $24,220,886)      25,759,942
    Large Cap Growth Trust - 1,786,687 shares (cost $20,998,182)             13,596,687
    Lifestyle Aggressive 1000 Trust - 594,358 shares (cost $6,753,364)        4,838,074
    Lifestyle Balanced 640 Trust - 1,682,521 shares (cost $20,124,302)       17,329,966
    Lifestyle Conservative 280 Trust - 141,042 shares (cost $1,772,625)       1,792,639
    Lifestyle Growth 820 Trust - 2,692,657 shares (cost $33,110,602)         24,987,853
    Lifestyle Moderate 460 Trust - 302,587 shares (cost $3,592,438)           3,395,023

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                 Statement of Assets and Contract Owners' Equity

                                December 31, 2002

ASSETS (CONTINUED)
Investments at fair value:
  Sub-Accounts:
    Mid Cap Growth Trust - 151,604 shares (cost $1,136,383)                   $   1,105,190
    Mid Cap Index Trust - 247,305 shares (cost $3,031,693)                        2,675,839
    Mid Cap Opportunities Trust - 108,892 shares (cost $984,751)                    804,712
    Mid Cap Stock Trust - 325,090 shares (cost $3,074,171)                        2,711,254
    Mid Cap Value Trust - 546,695 shares (cost $6,788,259)                        6,418,204
    Money Market Trust - 10,364,912 shares (cost $103,649,118)                  103,649,118
    Overseas Trust - 773,991 shares (cost $5,303,246)                             5,178,003
    Pacific Rim Emerging Markets Trust - 1,054,626 shares (cost $7,149,472)       6,127,376
    Quantitative Equity Trust - 2,727,914 shares (cost $61,675,264)              33,798,849
    Quantitative Mid Cap Trust - 52,149 shares (cost $493,444)                      411,458
    Real Estate Securities Trust - 1,643,558 shares (cost $25,562,132)           25,376,534
    Science & Technology Trust - 1,666,402 shares (cost $19,556,755)             12,664,658
    Select Growth Trust - 23,445 shares (cost $208,488)                             193,187
    Small Cap Index Trust - 281,108 shares (cost $2,995,318)                      2,468,125
    Small Company Blend Trust - 429,457 shares (cost $4,303,711)                  3,504,368
    Small Company Value Trust - 759,986 shares (cost $10,411,153)                 9,803,823
    Small-Mid Cap Trust - 9,571 shares (cost $107,499)                               94,277
    Small-Mid Cap Growth Trust - 12,700 shares (cost $107,783)                       92,840
    Strategic Bond Trust - 630,302 shares (cost $6,670,542)                       6,863,987
    Strategic Growth Trust - 148,582 shares (cost $1,329,963)                     1,178,257
    Strategic Opportunities Trust - 2,526,780 shares (cost $40,931,360)          19,557,281
    Tactical Allocation Trust - 67,230 shares (cost $671,448)                       518,345
    Telecommunications Trust - 60,465 shares (cost $292,070)                        250,928
    Total Return Trust - 906,913 shares (cost $12,584,331)                       13,086,755
    Total Stock Market Index Trust - 262,356 shares (cost $2,410,535)             2,001,779
    U.S. Government Securities Trust - 1,394,980 shares (cost $19,030,329)       19,836,614
    U.S. Large Cap Value Trust - 1,153,599 shares (cost $13,761,970)             10,855,368
    Utilities Trust - 59,910 shares (cost $445,206)                                 425,957
    Value Trust - 990,772 shares (cost $15,449,795)                              12,374,748
    500 Index Trust - 1,848,042 shares (cost $16,801,866)                        14,045,123
                                                                              -------------
Total assets                                                                  $ 741,873,434
                                                                              =============

CONTRACT OWNERS' EQUITY
Variable life contracts                                                       $ 741,873,434
                                                                              =============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity

                                                                  SUB-ACCOUNT
                                        ----------------------------------------------------------------
                                               AGGRESSIVE GROWTH
                                                     TRUST                      ALL CAP CORE TRUST
                                        ----------------------------------------------------------------
                                          YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                          DEC. 31/02       DEC. 31/01       DEC. 31/02       DEC. 31/01
                                        ----------------------------------------------------------------
Income:
Net investment income during the year   $           -    $           -    $           -    $           -
Realized gain (loss) during the year         (925,973)        (276,574)      (3,645,232)      (1,453,148)
Unrealized appreciation (depreciation)
   during the year                           (884,506)      (1,883,802)          29,129       (2,298,076)
                                        ----------------------------------------------------------------
Net increase (decrease) in assets from
   operations                              (1,810,479)      (2,160,376)      (3,616,103)      (3,751,224)
                                        ----------------------------------------------------------------

Changes from principal transactions:
   Transfer of net premiums                 1,332,627        2,281,980        2,840,398        4,107,592
   Transfer on terminations                  (514,959)        (523,329)      (1,595,881)      (1,766,097)
   Transfer on policy loans                   (72,586)         (10,538)        (139,370)         (20,212)
   Net interfund transfers                   (470,248)          45,823       (1,438,473)        (491,472)
                                        ----------------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                     274,834        1,793,936         (333,326)       1,829,811
                                        ----------------------------------------------------------------

Total increase (decrease) in assets        (1,535,645)        (366,440)      (3,949,429)      (1,921,413)

Assets beginning of year                    7,037,748        7,404,188       14,561,330       16,482,743
                                        ----------------------------------------------------------------
Assets end of year                      $   5,502,103    $   7,037,748    $  10,611,901    $  14,561,330
                                        ================================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                                       SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
      ALL CAP GROWTH                    ALL CAP VALUE                                                 BLUE CHIP GROWTH
           TRUST                            TRUST                    BALANCED TRUST                        TRUST
----------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
 DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01*     DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01
----------------------------------------------------------------------------------------------------------------------------
$          -    $    998,403    $         19    $         75    $    650,234    $    713,899    $          -    $  2,422,196
  (4,313,449)       (510,682)       (204,466)           (953)     (2,123,840)       (899,745)     (2,278,693)        (52,580)

     199,577      (5,318,988)        (91,804)         27,571      (2,724,751)     (3,301,218)     (6,980,882)     (7,668,299)
----------------------------------------------------------------------------------------------------------------------------

  (4,113,872)     (4,831,267)       (296,251)         26,693      (4,198,357)     (3,487,064)     (9,259,575)     (5,298,683)
----------------------------------------------------------------------------------------------------------------------------

   2,218,841       3,956,889         286,243          95,130       3,363,708       3,553,693       6,320,675       9,261,206
  (1,363,245)     (1,517,045)        (69,859)         (7,785)     (4,308,253)     (3,771,443)     (3,703,726)     (3,366,434)
     (61,997)        (29,837)         (2,586)              -         (89,439)         16,306         (78,836)        (24,895)
  (1,751,367)        628,230         404,933         312,377      (2,678,680)       (910,650)        358,523         526,751
----------------------------------------------------------------------------------------------------------------------------

    (957,768)      3,038,237         618,731         399,722      (3,712,664)     (1,112,094)      2,896,636       6,396,628
----------------------------------------------------------------------------------------------------------------------------

  (5,071,640)     (1,793,030)        322,480         426,415      (7,911,021)     (4,599,158)     (6,362,939)      1,097,945

  17,159,871      18,952,901         426,415               -      30,975,672      35,574,830      36,125,334      35,027,389
----------------------------------------------------------------------------------------------------------------------------
$ 12,088,231    $ 17,159,871    $    748,895    $    426,415    $ 23,064,651    $ 30,975,672    $ 29,762,395    $ 36,125,334
============================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                        SUB-ACCOUNT
                                                ------------------------------------------------------------
                                                   CAPITAL APPRECIATION             CAPITAL OPPORTUNITIES
                                                           TRUST                            TRUST
                                                ------------------------------------------------------------
                                                 YEAR ENDED     PERIOD ENDED     YEAR ENDED     PERIOD ENDED
                                                 DEC. 31/02      DEC. 31/01*     DEC. 31/02      DEC. 31/01*
                                                ------------------------------------------------------------
Income:
Net investment income during the year           $          -    $          -    $          -    $          -
Realized gain (loss) during the year                 (60,404)         (3,268)         (8,993)         (3,137)
Unrealized appreciation (depreciation)
   during the year                                  (120,788)          1,814        (105,428)          6,247
                                                ------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                       (181,192)         (1,454)       (114,421)          3,110
                                                ------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                         285,685         120,978         194,888         111,183
    Transfer on terminations                         (68,349)         (6,905)        (25,769)          2,937
    Transfer on policy loans                          (6,926)              -               -               -
    Net interfund transfers                          247,659         187,226          84,015         245,907
                                                ------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                           458,069         301,299         253,134         360,027
                                                ------------------------------------------------------------

Total increase (decrease) in assets                  276,877         299,845         138,713         363,137

Assets beginning of year                             299,845               -         363,137               -
                                                ------------------------------------------------------------
Assets end of year                              $    576,722    $    299,845    $    501,850    $    363,137
                                                ============================================================

 * Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

See accompanying notes.

                                                         SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
                                                                                                           EMERGING
      CORE VALUE TRUST             DIVERSIFIED BOND TRUST           DYNAMIC GROWTH TRUST             SMALL COMPANY TRUST
----------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED     PERIOD ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
 DEC. 31/02     DEC. 31/01**     DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01
----------------------------------------------------------------------------------------------------------------------------
$      1,007    $        123    $    526,225    $    228,405    $          -    $      2,669    $          -    $  2,989,181
        (859)             46           5,528         (51,790)       (750,975)       (362,746)       (867,854)        523,643

     (23,591)          2,802         360,853         124,248         174,955        (438,379)    (18,817,305)    (24,618,446)
----------------------------------------------------------------------------------------------------------------------------

     (23,443)          2,971         892,606         300,863        (576,020)       (798,456)    (19,685,159)    (21,105,622)
----------------------------------------------------------------------------------------------------------------------------

     143,297           2,313       1,501,717       1,625,526         467,476         690,350       6,493,290       8,226,969
     (18,810)           (830)     (1,488,923)       (338,697)       (143,351)       (127,695)     (7,988,413)     (7,911,365)
           -               -         (96,278)        (18,695)        (10,009)        (28,461)       (116,641)       (330,245)
      79,518          45,086       5,753,617       1,805,608        (122,857)        759,188      (3,013,104)     (2,344,218)
----------------------------------------------------------------------------------------------------------------------------

     204,005          46,569       5,670,133       3,073,742         191,259       1,293,382      (4,624,868)     (2,358,859)
----------------------------------------------------------------------------------------------------------------------------

     180,562          49,540       6,562,739       3,374,605        (384,761)        494,926     (24,310,027)    (23,464,481)

      49,540               -       6,638,730       3,264,125       1,976,588       1,481,662      70,245,302      93,709,783
----------------------------------------------------------------------------------------------------------------------------
$    230,102    $     49,540    $ 13,201,469    $  6,638,730    $  1,591,827    $  1,976,588    $ 45,935,275    $ 70,245,302
============================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                         SUB-ACCOUNT
                                                ------------------------------------------------------------
                                                     EQUITY-INCOME TRUST             EQUITY INDEX TRUST
                                                ------------------------------------------------------------
                                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                 DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01
                                                ------------------------------------------------------------
Income:
Net investment income during the year           $  1,349,315    $  3,013,469    $    647,555    $  1,793,940
Realized gain (loss) during the year                (434,536)        165,555      (1,228,558)        319,126
Unrealized appreciation (depreciation)
    during the year                               (5,952,967)     (2,788,075)    (14,294,327)    (11,632,054)
                                                ------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                    (5,038,188)        390,949     (14,875,330)     (9,518,988)
                                                ------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                       4,041,638       4,698,752       7,285,810      10,090,870
    Transfer on terminations                      (2,850,017)     (2,328,113)     (7,071,986)     (6,060,140)
    Transfer on policy loans                        (249,726)        (50,148)        919,863        (122,471)
    Net interfund transfers                        6,195,339       2,870,548      (1,531,921)     (3,841,934)
                                                ------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                         7,137,234       5,191,039        (398,234)         66,325
                                                ------------------------------------------------------------

Total increase (decrease) in assets                2,099,046       5,581,988     (15,273,564)     (9,452,663)

Assets beginning of year                          31,529,986      25,947,998      64,913,790      74,366,453
                                                ------------------------------------------------------------
Assets end of year                              $ 33,629,032    $ 31,529,986    $ 49,640,226    $ 64,913,790
                                                ============================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                                         SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
     FINANCIAL SERVICES              FUNDAMENTAL VALUE
           TRUST                           TRUST                     GLOBAL BOND TRUST              GLOBAL EQUITY TRUST
----------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED     PERIOD ENDED     YEAR ENDED     PERIOD ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
 DEC. 31/02      DEC. 31/01*     DEC. 31/02      DEC. 31/01*     DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01
----------------------------------------------------------------------------------------------------------------------------
$         10    $         86    $      2,588    $          -    $          -    $          -    $    127,745    $  1,777,032
     (22,964)         (4,404)        (62,394)         (4,158)        147,039          (3,942)     (2,839,362)     (1,809,979)

     (69,931)          7,400        (476,467)          5,656         221,756           1,055         761,544      (1,826,021)
----------------------------------------------------------------------------------------------------------------------------

     (92,885)          3,082        (536,273)          1,498         368,795          (2,887)     (1,950,073)     (1,858,968)
----------------------------------------------------------------------------------------------------------------------------

     131,251          77,874       1,494,972         347,214         335,185         513,599       1,587,921       2,464,096
    (112,354)         (8,872)       (226,426)        (41,760)       (190,880)        (75,372)     (1,012,082)     (1,351,234)
        (456)           (746)         (9,142)         (2,237)         (6,317)           (121)          2,211         (21,958)
     339,761         242,851       1,386,726       1,745,676         793,892         100,923        (507,473)        305,763
----------------------------------------------------------------------------------------------------------------------------

     358,202         311,107       2,646,130       2,048,893         931,880         539,029          70,577       1,396,667
----------------------------------------------------------------------------------------------------------------------------

     265,317         314,189       2,109,857       2,050,391       1,300,675         536,142      (1,879,496)       (462,301)

     314,189               -       2,050,391               -       1,269,754         733,612      10,715,183      11,177,484
----------------------------------------------------------------------------------------------------------------------------
$    579,506    $    314,189    $  4,160,248    $  2,050,391    $  2,570,429    $  1,269,754    $  8,835,687    $ 10,715,183
============================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                       SUB-ACCOUNT
                                                ------------------------------------------------------------
                                                    GLOBAL EQUITY SELECT               GROWTH & INCOME
                                                           TRUST                            TRUST
                                                  ----------------------------------------------------------
                                                 YEAR ENDED     PERIOD ENDED     YEAR ENDED      YEAR ENDED
                                                 DEC. 31/02     DEC. 31/01**     DEC. 31/02      DEC. 31/01
                                                ------------------------------------------------------------
Income:
Net investment income during the year           $        321    $          -    $  1,898,492    $  2,743,694
Realized gain (loss) during the year                      48              32        (342,763)        551,538
Unrealized appreciation (depreciation)
    during the year                                   (4,537)          1,417     (14,246,266)     (9,504,160)
                                                ------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                        (4,168)          1,449     (12,690,537)     (6,208,928)
                                                ------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                             703               -       6,719,947       9,769,331
    Transfer on terminations                          (2,770)           (343)     (4,476,502)     (4,241,463)
    Transfer on policy loans                               -               -        (207,203)       (138,888)
    Net interfund transfers                           21,528          11,989      (1,533,612)         34,361
                                                ------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                            19,461          11,646         502,630       5,423,341
                                                ------------------------------------------------------------

Total increase (decrease) in assets                   15,293          13,095     (12,187,907)       (785,587)

Assets beginning of year                              13,095               -      51,711,198      52,496,785
                                                ------------------------------------------------------------
Assets end of year                              $     28,388    $     13,095    $ 39,523,291    $ 51,711,198
                                                ============================================================

 * Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

See accompanying notes.

                                                        SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
       HEALTH SCIENCES                HIGH GRADE BOND                                                 INCOME & VALUE
           TRUST                           TRUST                      HIGH YIELD TRUST                     TRUST
----------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED     PERIOD ENDED     YEAR ENDED     PERIOD ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
 DEC. 31/02      DEC. 31/01*     DEC. 31/02     DEC. 31/01**     DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01
----------------------------------------------------------------------------------------------------------------------------
$      2,696    $          -    $      2,161    $      5,145    $    478,585    $    499,808    $    245,476    $    315,493
     (64,358)           (530)          1,063              36      (1,074,481)       (929,040)       (467,202)       (145,567)

    (281,929)         45,481          21,819          (5,568)        274,981         126,462      (1,770,201)        (68,156)
----------------------------------------------------------------------------------------------------------------------------

    (343,591)         44,951          25,043            (387)       (320,915)       (302,770)     (1,991,927)        101,770
----------------------------------------------------------------------------------------------------------------------------

     220,811         328,733         187,120          85,889       1,287,962       1,141,776       2,008,993       1,711,255
    (145,071)         (7,534)        (46,115)         (3,708)       (520,967)       (337,768)     (1,284,241)       (688,096)
      (4,473)           (746)              -               -         (63,045)        (16,667)        (24,760)          3,689
     461,725         652,010          58,822          76,831       1,656,929       1,071,298       4,967,192       1,164,672
----------------------------------------------------------------------------------------------------------------------------

     532,992         972,463         199,827         159,012       2,360,879       1,858,639       5,667,184       2,191,520
----------------------------------------------------------------------------------------------------------------------------

     189,401       1,017,414         224,870         158,625       2,039,964       1,555,869       3,675,257       2,293,290

   1,017,414               -         158,625               -       6,171,637       4,615,768       8,275,552       5,982,262
----------------------------------------------------------------------------------------------------------------------------
$  1,206,815    $  1,017,414    $    383,495    $    158,625    $  8,211,601    $  6,171,637    $ 11,950,809    $  8,275,552
============================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                        SUB-ACCOUNT
                                                ------------------------------------------------------------
                                                    INTERNATIONAL EQUITY             INTERNATIONAL INDEX
                                                         SELECT TRUST                       TRUST
                                                ------------------------------------------------------------
                                                 YEAR ENDED     PERIOD ENDED     YEAR ENDED      YEAR ENDED
                                                 DEC. 31/02     DEC. 31/01**     DEC. 31/02      DEC. 31/01
                                                ------------------------------------------------------------
Income:
Net investment income during the year           $          -    $          -    $     14,133    $      8,893
Realized gain (loss) during the year                    (799)              -         (88,752)        (29,221)
Unrealized appreciation (depreciation)
   during the year                                    (3,556)            218        (107,281)        (74,519)
                                                ------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                         (4,355)            218        (181,900)        (94,847)
                                                ------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                          32,858           1,388         249,032         494,384
    Transfer on terminations                          (8,806)            (91)       (102,173)        (40,269)
    Transfer on policy loans                               -               -          (8,904)         (2,092)
    Net interfund transfers                           36,506          10,132         281,413         259,859
                                                ------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                            60,558          11,429         419,368         711,882
                                                ------------------------------------------------------------

Total increase (decrease) in assets                   56,203          11,647         237,468         617,035

Assets beginning of year                              11,647               -         775,973         158,938
                                                ------------------------------------------------------------
Assets end of year                              $     67,850    $     11,647    $  1,013,441    $    775,973
                                                ============================================================

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

See accompanying notes.

                                        SUB-ACCOUNT
--------------------------------------------------------------------------------------------
    INTERNATIONAL SMALL              INTERNATIONAL STOCK             INTERNATIONAL VALUE
        CAP TRUST                           TRUST                           TRUST
--------------------------------------------------------------------------------------------
 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
 DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01
--------------------------------------------------------------------------------------------
$          -    $          -    $     89,227    $  1,090,518    $     40,048    $     54,398
    (547,710)     (3,288,079)     (6,916,278)     (7,216,325)       (649,103)       (210,611)

    (113,151)      1,314,459       2,437,782         365,926        (197,713)         34,326
--------------------------------------------------------------------------------------------

    (660,861)     (1,973,620)     (4,389,269)     (5,759,881)       (806,768)       (121,887)
--------------------------------------------------------------------------------------------

     851,709       1,084,447       3,138,095       3,898,723       1,342,951         950,753
    (389,753)       (413,237)     (2,430,485)     (2,219,458)       (357,626)       (169,012)
     (31,160)        (14,848)         29,077           1,343         (38,872)            577
    (288,008)       (844,387)     (1,668,332)       (282,829)      1,170,340       1,002,770
--------------------------------------------------------------------------------------------

     142,788        (188,025)       (931,645)      1,397,779       2,116,793       1,785,088
--------------------------------------------------------------------------------------------

    (518,073)     (2,161,645)     (5,320,914)     (4,362,102)      1,310,025       1,663,201

   4,463,179       6,624,824      22,300,841      26,662,943       3,276,153       1,612,952
--------------------------------------------------------------------------------------------
$  3,945,106    $  4,463,179    $ 16,979,927    $ 22,300,841    $  4,586,178    $  3,276,153
============================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                        SUB-ACCOUNT
                                                ------------------------------------------------------------
                                                   INTERNET TECHNOLOGIES          INVESTMENT QUALITY BOND
                                                           TRUST                            TRUST
                                                ------------------------------------------------------------
                                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                 DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01
                                                ------------------------------------------------------------
Income:
Net investment income during the year           $          -    $          -    $  1,353,592    $  1,683,400
Realized gain (loss) during the year                (697,864)       (208,650)        110,791         (24,658)
Unrealized appreciation (depreciation)
   during the year                                   434,172         (88,889)        979,844         313,096
                                                ------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                       (263,692)       (297,539)      2,444,227       1,971,838
                                                ------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                         138,010         546,771       2,488,567       3,770,528
    Transfer on terminations                         (55,951)        (79,753)     (4,400,628)     (3,002,758)
    Transfer on policy loans                          (1,892)        (24,220)       (257,143)         81,759
    Net interfund transfers                          328,249          38,743      (4,169,516)        266,094
                                                ------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                           408,416         481,541      (6,338,720)      1,115,623
                                                ------------------------------------------------------------

Total increase (decrease) in assets                  144,724         184,002      (3,894,493)      3,087,461

Assets beginning of year                             828,119         644,117      29,654,435      26,566,974
                                                ------------------------------------------------------------
Assets end of year                              $    972,843    $    828,119    $ 25,759,942    $ 29,654,435
                                                ============================================================

See accompanying notes.

                                         SUB-ACCOUNT
--------------------------------------------------------------------------------------------
     LARGE CAP GROWTH             LIFESTYLE AGGRESSIVE 1000        LIFESTYLE BALANCED 640
           TRUST                            TRUST                           TRUST
--------------------------------------------------------------------------------------------
 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
 DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01
--------------------------------------------------------------------------------------------
$     46,916    $    543,947    $     38,112    $    388,350    $    491,796    $    840,004
  (2,035,949)       (336,972)       (404,742)       (133,768)       (419,900)        (20,180)

  (1,965,657)     (2,863,856)       (823,576)       (953,443)     (1,635,213)     (1,277,862)
--------------------------------------------------------------------------------------------

  (3,954,690)     (2,656,881)     (1,190,206)       (698,861)     (1,563,317)       (458,038)
--------------------------------------------------------------------------------------------

   3,642,062       4,635,266       1,413,841       1,704,419       4,189,999       4,382,335
  (2,101,896)     (1,385,959)       (578,241)       (497,645)     (1,620,961)     (1,205,129)
    (112,887)        (28,148)          1,093         (10,477)       (131,520)        (34,338)
   1,024,894       1,438,904        (119,572)        162,573       2,450,789       1,404,753
--------------------------------------------------------------------------------------------

   2,452,173       4,660,063         717,121       1,358,870       4,888,307       4,547,621
--------------------------------------------------------------------------------------------

  (1,502,517)      2,003,182        (473,085)        660,009       3,324,990       4,089,583

  15,099,204      13,096,022       5,311,159       4,651,150      14,004,976       9,915,393
--------------------------------------------------------------------------------------------
$ 13,596,687    $ 15,099,204    $  4,838,074    $  5,311,159    $ 17,329,966    $ 14,004,976
============================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                           SUB-ACCOUNT
                                                 ----------------------------------------------------------------
                                                   LIFESTYLE CONSERVATIVE 280           LIFESTYLE GROWTH 820
                                                             TRUST                             TRUST
                                                 ----------------------------------------------------------------
                                                  YEAR ENDED      YEAR ENDED       YEAR ENDED        YEAR ENDED
                                                  DEC. 31/02      DEC. 31/01       DEC. 31/02        DEC. 31/01
                                                 ----------------------------------------------------------------
Income:
Net investment income during the year            $    23,186      $    7,507      $   552,668       $ 2,133,146
Realized gain (loss) during the year                 (11,940)         (2,326)      (1,064,972)         (779,392)
Unrealized appreciation (depreciation)
  during the year                                     15,872           3,395       (4,167,998)       (3,528,898)
                                                 --------------------------------------------------------------
Net increase (decrease) in assets from
  operations                                          27,118           8,576       (4,680,302)       (2,175,144)
                                                 --------------------------------------------------------------
Changes from principal transactions:
    Transfer of net premiums                         765,139         374,546        5,628,368         7,605,366
    Transfer on terminations                        (149,160)        (27,728)      (2,523,489)       (4,069,271)
    Transfer on policy loans                          (7,864)              -           43,416           256,322
    Net interfund transfers                          706,817        (127,414)         558,588           522,569
                                                 --------------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                          1,314,932         219,404        3,706,883         4,314,986
                                                 --------------------------------------------------------------
Total increase (decrease) in assets                1,342,050         227,980         (973,419)        2,139,842

Assets beginning of year                             450,589         222,609       25,961,272        23,821,430
                                                 --------------------------------------------------------------
Assets end of year                               $ 1,792,639      $  450,589      $24,987,853       $25,961,272
                                                 ==============================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                                      SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------
   LIFESTYLE MODERATE 460            MID CAP GROWTH                MID CAP INDEX               MID CAP OPPORTUNITIES
           TRUST                         TRUST                         TRUST                           TRUST
------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED      YEAR ENDED    YEAR ENDED    PERIOD ENDED    YEAR ENDED    YEAR ENDED      YEAR ENDED     PERIOD ENDED
 DEC. 31/02      DEC. 31/01    DEC. 31/02    DEC. 31/01*     DEC. 31/02    DEC. 31/01      DEC. 31/02     DEC. 31/01*
------------------------------------------------------------------------------------------------------------------------
$    98,141      $  110,107    $        -    $          -    $   14,056    $   15,781      $        -     $          -
   (150,444)        (36,040)     (295,509)         (7,118)     (118,644)      (80,613)        (38,584)          (1,753)

    (65,525)        (89,626)      (27,530)         (3,663)     (388,989)       38,888        (232,099)          52,061
----------------------------------------------------------------------------------------------------------------------

   (117,828)        (15,559)     (323,039)        (10,781)     (493,577)      (25,944)       (270,683)          50,308
----------------------------------------------------------------------------------------------------------------------

    616,361         828,356       317,891         141,446       575,191       563,684         279,619           62,205
   (243,885)       (146,711)     (128,006)        (10,451)     (287,551)      (70,740)        (49,626)          (6,427)
    (40,805)         68,632          (870)         (1,491)      (17,834)       (4,490)         (2,588)               -
    764,216          91,509       686,999         433,492       399,069     1,487,325         259,198          482,706
----------------------------------------------------------------------------------------------------------------------

  1,095,887         841,786       876,014         562,996       668,875     1,975,779         486,603          538,484
----------------------------------------------------------------------------------------------------------------------

    978,059         826,227       552,975         552,215       175,298     1,949,835         215,920          588,792

  2,416,964       1,590,737       552,215               -     2,500,541       550,706         588,792                -
----------------------------------------------------------------------------------------------------------------------
$ 3,395,023      $2,416,964    $1,105,190    $    552,215    $2,675,839    $2,500,541      $  804,712     $    588,792
======================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                         SUB-ACCOUNT
                                                 ------------------------------------------------------------
                                                        MID CAP STOCK                  MID CAP VALUE
                                                            TRUST                          TRUST
                                                 ------------------------------------------------------------
                                                   YEAR ENDED     YEAR ENDED     YEAR ENDED     PERIOD ENDED
                                                   DEC. 31/02     DEC. 31/01     DEC. 31/02     DEC. 31/01*
                                                 ------------------------------------------------------------
Income:
Net investment income during the year            $          -     $        -     $        -     $      3,568
Realized gain (loss) during the year                 (387,796)      (182,164)       (12,207)            (203)
Unrealized appreciation (depreciation)
   during the year                                   (406,211)       118,888       (445,480)          75,425
                                                 -----------------------------------------------------------
Net increase (decrease) in assets from
   operations                                        (794,007)       (63,276)      (457,687)          78,790
                                                 -----------------------------------------------------------
Changes from principal transactions:
    Transfer of net premiums                          661,915      1,002,409      1,463,395          258,014
    Transfer on terminations                         (278,251)      (187,920)      (294,274)         (26,156)
    Transfer on policy loans                           (3,557)       (10,150)        (3,271)               -
    Net interfund transfers                          (429,933)     1,070,600      4,004,246        1,395,147
                                                 -----------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                            (49,826)     1,874,939      5,170,096        1,627,005
                                                 -----------------------------------------------------------
Total increase (decrease) in assets                  (843,833)     1,811,663      4,712,409        1,705,795

Assets beginning of year                            3,555,087      1,743,424      1,705,795                -
                                                 -----------------------------------------------------------
Assets end of year                               $  2,711,254     $3,555,087     $6,418,204     $  1,705,795
                                                 ===========================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                                     SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
        MONEY MARKET                                               PACIFIC RIM               QUANTITATIVE EQUITY
            TRUST                   OVERSEAS TRUST            EMERGING MARKETS TRUST                TRUST
---------------------------------------------------------------------------------------------------------------------
 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
 DEC. 31/02     DEC. 31/01     DEC. 31/02     DEC. 31/01     DEC. 31/02     DEC. 31/01      DEC. 31/02     DEC. 31/01
---------------------------------------------------------------------------------------------------------------------
$  1,049,861   $  2,437,207   $     37,812   $    592,006   $      9,477   $     32,951   $    122,979   $  8,592,412
           -              -       (981,955)    (2,314,964)      (422,944)    (2,930,761)    (1,980,143)       160,429

           -              -       (162,004)       310,847       (471,015)     1,175,536    (12,113,316)   (24,331,381)
---------------------------------------------------------------------------------------------------------------------

   1,049,861      2,437,207     (1,106,147)    (1,412,111)      (884,482)    (1,722,274)   (13,970,480)   (15,578,540)
---------------------------------------------------------------------------------------------------------------------

  71,558,208     65,123,257      1,092,382      1,448,316      1,032,251      1,289,621      4,867,231      8,102,224
 (13,063,665)   (10,140,660)      (514,911)      (455,736)      (782,951)      (685,431)    (5,569,766)    (5,795,856)
  (3,081,934)    (3,343,393)       (50,262)       (34,360)        25,859        (12,847)      (118,116)      (608,974)
 (36,769,174)   (34,019,575)      (564,681)      (150,626)      (863,605)      (518,291)    (3,766,812)      (298,597)
---------------------------------------------------------------------------------------------------------------------

  18,643,435     17,619,629        (37,472)       807,594       (588,446)        73,052     (4,587,463)     1,398,797
---------------------------------------------------------------------------------------------------------------------

  19,693,296     20,056,836     (1,143,619)      (604,517)    (1,472,928)    (1,649,222)   (18,557,943)   (14,179,743)

  83,955,822     63,898,986      6,321,622      6,926,139      7,600,304      9,249,526     52,356,792     66,536,535
---------------------------------------------------------------------------------------------------------------------
$103,649,118   $ 83,955,822   $  5,178,003   $  6,321,622   $  6,127,376   $  7,600,304   $ 33,798,849   $ 52,356,792
=====================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                      SUB-ACCOUNT
                                               ----------------------------------------------------------
                                                  QUANTITATIVE MID CAP           REAL ESTATE SECURITIES
                                                         TRUST                           TRUST
                                               ----------------------------------------------------------
                                                YEAR ENDED    PERIOD ENDED    YEAR ENDED     YEAR ENDED
                                                DEC. 31/02    DEC. 31/01*     DEC. 31/02     DEC. 31/01
                                               ----------------------------------------------------------
Income:
Net investment income during the year          $          -   $          -   $    838,368   $    746,285
Realized gain (loss) during the year                 (3,894)          (395)      (273,455)      (395,929)
Unrealized appreciation (depreciation)
  during the year                                   (92,704)        10,718        (16,051)       290,049
                                               ---------------------------------------------------------
Net increase (decrease) in assets from
  operations                                        (96,598)        10,323        548,862        640,405
                                               ---------------------------------------------------------
Changes from principal transactions:
    Transfer of net premiums                        130,290        163,892      3,005,346      2,755,868
    Transfer on terminations                        (32,674)          (800)    (2,751,255)    (3,131,725)
    Transfer on policy loans                         (2,586)             -       (242,827)      (157,802)
    Net interfund transfers                         179,072         60,539      1,114,502         99,125
                                               ---------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                            274,102        223,631      1,125,766       (434,534)
                                               ---------------------------------------------------------

Total increase (decrease) in assets                 177,504        233,954      1,674,628        205,871

Assets beginning of year                            233,954              -     23,701,906     23,496,035
                                               ---------------------------------------------------------
Assets end of year                             $    411,458   $    233,954   $ 25,376,534   $ 23,701,906
                                               =========================================================

 * Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

See accompanying notes.

                                                      SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
    SCIENCE & TECHNOLOGY                                                                      SMALL COMPANY BLEND
           TRUST                   SELECT GROWTH TRUST         SMALL CAP INDEX TRUST                 TRUST
---------------------------------------------------------------------------------------------------------------------
 YEAR ENDED     YEAR ENDED     YEAR ENDED     PERIOD ENDED   YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
 DEC. 31/02     DEC. 31/01     DEC. 31/02     DEC. 31/01**   DEC. 31/02     DEC. 31/01     DEC. 31/02     DEC. 31/01
---------------------------------------------------------------------------------------------------------------------
$          -   $  1,203,870   $          1   $          -   $     21,634   $     37,973   $      7,477   $     11,383
 (20,821,540)    (8,654,548)        (1,832)            34        (56,920)      (108,835)      (161,345)      (642,184)

  11,862,457     (5,654,641)       (17,629)         2,328       (521,453)         4,431       (969,767)       732,967
---------------------------------------------------------------------------------------------------------------------

  (8,959,083)   (13,105,319)       (19,460)         2,362       (556,739)       (66,431)    (1,123,635)       102,166
---------------------------------------------------------------------------------------------------------------------

   4,321,989      6,810,840        141,305              -        485,246        695,528        754,502        953,171
  (2,022,018)    (2,006,086)       (14,050)          (365)      (227,587)       (58,515)      (411,371)      (213,793)
      (9,703)      (163,297)             -              -        (16,181)        (2,104)        (4,211)        (3,343)
  (2,297,568)       798,743         54,520         28,875        377,213      1,682,151        298,167      1,358,981
---------------------------------------------------------------------------------------------------------------------

      (7,300)     5,440,200        181,775         28,510        618,691      2,317,060        637,087      2,095,016
---------------------------------------------------------------------------------------------------------------------

  (8,966,383)    (7,665,119)       162,315         30,872         61,952      2,250,629       (486,548)     2,197,182

  21,631,041     29,296,160         30,872              -      2,406,173        155,544      3,990,916      1,793,734
---------------------------------------------------------------------------------------------------------------------
$ 12,664,658   $ 21,631,041   $    193,187   $     30,872   $  2,468,125   $  2,406,173   $  3,504,368   $  3,990,916
=====================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                         SUB-ACCOUNT
                                                ------------------------------------------------------------
                                                     SMALL COMPANY VALUE
                                                            TRUST                    SMALL-MID CAP TRUST
                                                ------------------------------------------------------------
                                                 YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                 DEC. 31/02      DEC. 31/01      DEC. 31/02     DEC. 31/01**
                                                ------------------------------------------------------------
Income:
Net investment income during the year           $     51,112    $      7,567    $          -    $          1
Realized gain (loss) during the year                 138,410          24,674             109              18
Unrealized appreciation (depreciation)
   during the year                                  (966,745)        211,763         (15,018)          1,796
                                                ------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                       (777,223)        244,004         (14,909)          1,815
                                                ------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                       1,741,472       1,403,524          34,148             925
    Transfer on terminations                        (745,209)       (454,034)        (11,579)           (399)
    Transfer on policy loans                         (25,701)        (89,164)              -               -
    Net interfund transfers                        3,729,853       1,656,901          63,844          20,432
                                                ------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                         4,700,415       2,517,227          86,413          20,958
                                                ------------------------------------------------------------

Total increase (decrease) in assets                3,923,192       2,761,231          71,504          22,773

Assets beginning of year                           5,880,631       3,119,400          22,773               -
                                                ------------------------------------------------------------
Assets end of year                              $  9,803,823    $  5,880,631    $     94,277    $     22,773
                                                ============================================================

 * Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

See accompanying notes.

                                                        SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
    SMALL-MID CAP GROWTH                                                                          STRATEGIC OPPORTUNITIES
           TRUST                    STRATEGIC BOND TRUST             STRATEGIC GROWTH TRUST                TRUST
----------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED     PERIOD ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED     YEAR ENDED      YEAR ENDED
 DEC. 31/02     DEC. 31/01**     DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01*     DEC. 31/02      DEC. 31/01
----------------------------------------------------------------------------------------------------------------------------
$          -    $          -    $    439,180    $    394,888    $          -    $          -    $          -    $  4,829,644
      (2,152)              -        (122,905)        (81,265)        (85,800)         (6,143)     (3,605,530)       (939,512)

     (14,998)             55         239,414          15,518        (150,656)         (1,050)     (8,656,230)     (9,296,726)
----------------------------------------------------------------------------------------------------------------------------

     (17,150)             55         555,689         329,141        (236,456)         (7,193)    (12,261,760)     (5,406,594)
----------------------------------------------------------------------------------------------------------------------------

      71,762               -         942,965       1,083,745         387,637         132,161       3,832,141       6,338,370
      (6,324)              -        (780,782)       (553,860)       (100,684)        (15,101)     (2,840,905)     (3,388,636)
           -               -         (80,353)        (21,625)           (107)              -          39,934        (108,983)
      37,742           6,755         335,682         100,755         487,244         530,756        (472,002)        (32,555)
----------------------------------------------------------------------------------------------------------------------------

     103,180           6,755         417,512         609,015         774,090         647,816         559,168       2,808,196
----------------------------------------------------------------------------------------------------------------------------

      86,030           6,810         973,201         938,156         537,634         640,623     (11,702,592)     (2,598,398)

       6,810               -       5,890,786       4,952,630         640,623               -      31,259,873      33,858,271
----------------------------------------------------------------------------------------------------------------------------
$     92,840    $      6,810    $  6,863,987    $  5,890,786    $  1,178,257    $    640,623    $ 19,557,281    $ 31,259,873
============================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                    SUB-ACCOUNT
                                           --------------------------------------------------------
                                              TACTICAL ALLOCATION             TELECOMMUNICATIONS
                                                    TRUST                            TRUST
                                           --------------------------------------------------------
                                           YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                           DEC. 31/02     DEC. 31/01     DEC. 31/02     DEC. 31/01*
                                           --------------------------------------------------------
Income:
Net investment income during the year      $      12      $   3,024      $       -      $       -
Realized gain (loss) during the year         (68,373)        (7,137)       (43,148)          (773)
Unrealized appreciation (depreciation)
   during the year                           (75,107)       (53,200)       (40,340)          (802)
                                           ------------------------------------------------------
Net increase (decrease) in assets from
   operations                               (143,468)       (57,313)       (83,488)        (1,575)
                                           ------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                 153,663        168,737        157,382         10,085
    Transfer on terminations                 (74,521)       (42,733)       (17,310)        (1,870)
    Transfer on policy loans                    (169)        (5,586)        (2,556)             -
    Net interfund transfers                  129,574         72,993        133,297         56,963
                                           ------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                   208,547        193,411        270,813         65,178
                                           ------------------------------------------------------

Total increase (decrease) in assets           65,079        136,098        187,325         63,603

Assets beginning of year                     453,266        317,168         63,603              -
                                           ------------------------------------------------------
Assets end of year                         $ 518,345      $ 453,266      $ 250,928      $  63,603
                                           ======================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                                            SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
                                        TOTAL STOCK MARKET                 U.S. GOVERNMENT                U.S. LARGE CAP VALUE
     TOTAL RETURN TRUST                    INDEX TRUST                     SECURITIES TRUST                       TRUST
------------------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
 DEC. 31/02       DEC. 31/01       DEC. 31/02       DEC. 31/01       DEC. 31/02       DEC. 31/01       DEC. 31/02       DEC. 31/01
------------------------------------------------------------------------------------------------------------------------------------
$    417,872     $    151,288     $     19,669     $     17,140     $    406,738     $    358,458     $     31,099     $     93,316
      94,299          268,978         (199,209)        (100,210)         120,368            6,248         (464,603)          22,912

     437,603          (81,071)        (351,089)         (34,713)         606,111           76,680       (2,728,677)        (309,297)
-----------------------------------------------------------------------------------------------------------------------------------

     949,774          339,195         (530,629)        (117,783)       1,133,217          441,386       (3,162,181)        (193,069)
-----------------------------------------------------------------------------------------------------------------------------------

   1,985,778        1,878,907          474,296          871,757        2,833,525        2,243,613        2,776,970        3,065,164
  (1,137,000)        (306,084)        (161,428)        (125,929)      (1,915,536)        (522,634)      (1,435,002)        (705,239)
     (58,114)            (732)         (43,148)         (11,062)        (121,007)         (29,512)         (61,424)          (5,200)
   4,121,515        2,952,686           (6,661)       1,358,533        9,382,907        1,043,244        1,399,207        1,630,192
-----------------------------------------------------------------------------------------------------------------------------------

   4,912,179        4,524,777          263,059        2,093,299       10,179,889        2,734,711        2,679,751        3,984,917
-----------------------------------------------------------------------------------------------------------------------------------

   5,861,953        4,863,972         (267,570)       1,975,516       11,313,106        3,176,097         (482,430)       3,791,848

   7,224,802        2,360,830        2,269,349          293,833        8,523,508        5,347,411       11,337,798        7,545,950
-----------------------------------------------------------------------------------------------------------------------------------
$ 13,086,755     $  7,224,802     $  2,001,779     $  2,269,349     $ 19,836,614     $  8,523,508     $ 10,855,368     $ 11,337,798
===================================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                    SUB-ACCOUNT
                                          ---------------------------------------------------------------

                                                 UTILITIES TRUST                     VALUE TRUST
                                          ---------------------------------------------------------------
                                           YEAR ENDED      PERIOD ENDED      YEAR ENDED       YEAR ENDED
                                           DEC. 31/02       DEC. 31/01*      DEC. 31/02       DEC. 31/01
                                          ---------------------------------------------------------------
Income:
Net investment income during the year     $         13     $        466     $    275,944     $    393,971
Realized gain (loss) during the year           (36,138)          (1,344)         199,936          245,518
Unrealized appreciation (depreciation)
   during the year                              (4,190)         (15,058)      (4,092,163)        (370,126)
                                          ---------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                  (40,315)         (15,936)      (3,616,283)         269,363
                                          ---------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                   154,420           41,489        2,166,916        3,138,784
    Transfer on terminations                   (21,037)          (3,751)      (1,400,089)      (1,041,187)
    Transfer on policy loans                    (2,595)               -          (37,041)        (100,503)
    Net interfund transfers                    242,363           71,319          807,484        3,077,899
                                          ---------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                     373,151          109,057        1,537,270        5,074,993
                                          ---------------------------------------------------------------

Total increase (decrease) in assets            332,836           93,121       (2,079,013)       5,344,356

Assets beginning of year                        93,121                -       14,453,761        9,109,405
                                          ---------------------------------------------------------------
Assets end of year                        $    425,957     $     93,121     $ 12,374,748     $ 14,453,761
                                          ===============================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

          SUB-ACCOUNT
--------------------------------
        500 INDEX TRUST                          TOTAL
-------------------------------------------------------------------
 YEAR ENDED        YEAR ENDED         YEAR ENDED       YEAR ENDED
 DEC. 31/02        DEC. 31/01         DEC. 31/02       DEC. 31/01
-------------------------------------------------------------------
$         294     $     102,526     $  12,423,846     $  44,389,613
   (1,373,262)         (372,741)      (65,446,106)      (33,338,270)

   (2,043,158)         (439,691)      (91,870,100)     (115,320,231)
-------------------------------------------------------------------

   (3,416,126)         (709,906)     (144,892,360)     (104,268,888)
-------------------------------------------------------------------

    3,842,670         6,226,392       187,490,656       211,514,608
   (1,447,257)         (643,218)      (92,714,622)      (78,331,448)
     (112,966)           (7,178)       (4,908,505)       (5,224,156)
    1,672,028         3,290,126        (4,415,882)       (1,064,286)
-------------------------------------------------------------------

    3,954,475         8,866,122        85,451,647       126,894,718
-------------------------------------------------------------------

      538,349         8,156,216       (59,440,713)       22,625,830

   13,506,774         5,350,558       801,314,147       778,688,317
-------------------------------------------------------------------
$  14,045,123     $  13,506,774     $ 741,873,434     $ 801,314,147
===================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                          Notes to Financial Statements

                                December 31, 2002

1. ORGANIZATION

The Manufacturers Life Insurance Company (U.S.A.) Separate Account A (the "Account") is a separate account administered and sponsored by The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA" or the "Company"). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the "Act") and has sixty-seven investment sub-accounts. Each investment sub-account invests solely in shares of a particular Manufacturers Investment Trust (the "Trust") portfolio. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals exclusively with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the "Contracts") issued by the Company.

The Account was established by The Manufacturers Life Insurance Company of America ("MLA"), a life insurance company organized in 1983 under Michigan Law. Effective January 1, 2002, MLA transferred all of its variable business to ManUSA via an assumption reinsurance agreement and as a result, products originally sold and administered under the name of MLA are now offered and administered under the name of ManUSA. Accordingly and effective January 1, 2002, the Account changed its name to The Manufacturers Life Insurance Company (U.S.A.) Separate Account A from The Manufacturers Life Insurance Company of America Separate Account Three.

The Company is a stock life insurance company incorporated under the laws of Michigan in 1979. Both the Company and MLA are indirect, wholly owned subsidiaries of Manulife Financial Corporation ("MFC"), a Canadian based publicly traded life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable contracts are general corporate obligations of the Company.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

1. ORGANIZATION (CONTINUED)

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

   PREVIOUS NAME                   NEW NAME                  EFFECTIVE DATE
   -------------                   --------                  --------------
    Growth Trust              All Cap Core Trust            November 25, 2002
Mid Cap Blend Trust      Strategic Opportunities Trust         May 1, 2001

The following sub-accounts of the Account were added as investment options for variable life insurance contract holders of the Company:

                                                     COMMENCEMENT OF OPERATIONS OF
                                                           THE SUB-ACCOUNTS
                                                     -----------------------------
All Cap Value Trust                                           May 1, 2001
Capital Appreciation Trust                                    May 1, 2001
Capital Opportunities Trust                                   May 1, 2001
Core Value Trust                                              July 16, 2001
Financial Services Trust                                      May 1, 2001
Fundamental Value Trust                                       May 1, 2001
Global Equity Select Trust                                    July 16, 2001
Health Sciences Trust                                         May 1, 2001
High Grade Bond Trust                                         July 16, 2001
International Equity Select Trust                             July 16, 2001
Mid Cap Growth Trust                                          May 1, 2001
Mid Cap Opportunities Trust                                   May 1, 2001
Mid Cap Value Trust                                           May 1, 2001
Quantitative Mid Cap Trust                                    May 1, 2001
Select Growth Trust                                           July 16, 2001
Small-Mid Cap Trust                                           July 16, 2001
Small-Mid Cap Growth Trust                                    July 16, 2001
Strategic Growth Trust                                        May 1, 2001
Telecommunications Trust                                      May 1, 2001
Utilities Trust                                               May 1, 2001

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company's general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company's general account has not been registered as an investment company under the Act.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "Code"). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contract.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

The 2001 financial highlights have been recomputed to conform to current year presentation.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

3. CONTRACT CHARGES

The Company deducts certain charges from gross premium before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, a charge for mortality and expense risk, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

4. PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2002 were as follows:

                                                PURCHASES                SALES
                                               ---------------------------------
SUB-ACCOUNTS:
    Aggressive Growth Trust                    $ 1,226,113            $  951,278
    All Cap Core Trust                           2,965,959             3,299,284
    All Cap Growth Trust                         3,453,155             4,410,923
    All Cap Value Trust                          1,388,037               769,287
    Balanced Trust                               2,384,697             5,447,127
    Blue Chip Growth Trust                       7,523,994             4,627,359
    Capital Appreciation Trust                     653,431               195,362
    Capital Opportunities Trust                    282,381                29,247
    Core Value Trust                               221,579                16,568
    Diversified Bond Trust                       8,041,773             1,845,416
    Dynamic Growth Trust                           604,855               413,595
    Emerging Small Company Trust                 3,532,024             8,156,892
    Equity-Income Trust                         11,799,059             3,312,510
    Equity Index Trust                           6,496,086             6,246,766
    Financial Services Trust                       532,430               174,218
    Fundamental Value Trust                      3,076,347               427,629
    Global Bond Trust                            2,419,111             1,487,231
    Global Equity Trust                         14,071,258            13,872,937
    Global Equity Select Trust                      22,473                 2,692
    Growth & Income Trust                        6,674,822             4,273,699
    Health Sciences Trust                          868,827               333,139
    High Grade Bond Trust                          246,320                44,333
    High Yield Trust                             8,078,992             5,239,527
    Income & Value Trust                         6,912,788             1,000,128
    International Equity Select Trust               70,343                 9,784
    International Index Trust                      970,548               537,047
    International Small Cap Trust               48,005,739            47,862,952
    International Stock Trust                   52,696,753            53,539,170

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

4. PURCHASES AND SALES (CONTINUED)

                                                                PURCHASES               SALES
                                                              -----------------------------------
SUB-ACCOUNTS:
    International Value Trust                                 $ 41,477,172          $ 39,320,330
    Internet Technologies Trust                                    808,913               400,498
    Investment Quality Bond Trust                                6,678,032            11,663,160
    Large Cap Growth Trust                                       4,768,189             2,269,100
    Lifestyle Aggressive 1000 Trust                              1,580,265               825,032
    Lifestyle Balanced 640 Trust                                 7,192,116             1,812,013
    Lifestyle Conservative 280 Trust                             1,736,322               398,203
    Lifestyle Growth 820 Trust                                   7,539,230             3,279,679
    Lifestyle Moderate 460 Trust                                 1,811,835               617,806
    Mid Cap Growth Trust                                         3,897,782             3,021,769
    Mid Cap Index Trust                                          2,446,182             1,763,252
    Mid Cap Opportunities Trust                                    965,788               479,185
    Mid Cap Stock Trust                                          1,375,804             1,425,629
    Mid Cap Value Trust                                          5,373,200               203,104
    Money Market Trust                                         257,957,075           238,263,779
    Overseas Trust                                              57,715,437            57,715,097
    Pacific Rim Emerging Markets Trust                           6,433,093             7,012,062
    Quantitative Equity Trust                                    3,009,147             7,473,631
    Quantitative Mid Cap Trust                                     322,884                48,782
    Real Estate Securities Trust                                 5,546,538             3,582,403
    Science & Technology Trust                                   9,387,135             9,394,435
    Select Growth Trust                                            194,505                12,729
    Small Cap Index Trust                                        2,465,417             1,825,093
    Small Company Blend Trust                                    2,721,399             2,076,835
    Small Company Value Trust                                    6,433,766             1,682,239
    Small-Mid Cap Trust                                             97,401                10,989
    Small-Mid Cap Growth Trust                                     109,392                 6,211
    Strategic Bond Trust                                         2,451,914             1,595,223
    Strategic Growth Trust                                       1,125,454               351,364
    Strategic Opportunities Trust                                3,537,630             2,978,461
    Tactical Allocation Trust                                      369,988               161,429
    Telecommunications Trust                                       374,553               103,741
    Total Return Trust                                           7,569,550             2,239,499
    Total Stock Market Index Trust                               1,240,345               957,618
    U.S. Government Securities Trust                            12,592,474             2,005,846
    U.S. Large Cap Value Trust                                   4,634,682             1,923,833
    Utilities Trust                                                524,502               151,337
    Value Trust                                                  4,232,812             2,419,600
    500 Index Trust                                              7,968,357             4,013,588
                                                              ----------------------------------
                                                              $681,886,174          $584,010,684
                                                              ==================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS

                                                         SUB-ACCOUNT
                              ------------------------------------------------------------------

                                 AGGRESSIVE GROWTH TRUST                ALL CAP CORE TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year           457,854           356,548         1,000,241           890,331
Units issued                        91,010           159,435           254,656           303,742
Units redeemed                     (71,867)          (58,129)         (279,876)         (193,832)
                              ------------------------------------------------------------------
Units, end of year                 476,997           457,854           975,021         1,000,241
                              ==================================================================

Unit value, end of year       $      11.53      $      15.37      $      10.88      $      14.56

Net assets, end of year       $  5,502,103      $  7,037,748      $ 10,611,901      $ 14,561,330

Investment income ratio(1)            0.00%             0.00%             0.00%             0.00%
Total return(2)                     -24.96%           -25.98%           -25.23%           -21.37%

                                                         SUB-ACCOUNT
                              ------------------------------------------------------------------

                                   ALL CAP GROWTH TRUST                ALL CAP VALUE TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED        PERIOD ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01*
                              ------------------------------------------------------------------
Units, beginning of year           890,563           749,807            33,810                 -
Units issued                       207,809           296,702           130,547            38,277
Units redeemed                    (268,429)         (155,946)          (82,080)           (4,467)
                              ------------------------------------------------------------------
Units, end of year                 829,943           890,563            82,277            33,810
                              ==================================================================

Unit value, end of year       $      14.57      $      19.27      $       9.10      $      12.61

Net assets, end of year       $ 12,088,231      $ 17,159,871      $    748,895      $    426,415

Investment income ratio(1)            0.00%             0.00%             0.00%             0.04%
Total return(2)                     -24.41%           -23.77%           -27.83%             0.90%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          SUB-ACCOUNT
                              ------------------------------------------------------------------

                                      BALANCED TRUST                  BLUE CHIP GROWTH TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year         1,289,838         1,330,346         1,766,660         1,462,754
Units issued                        78,206           120,133           435,842           464,723
Units redeemed                    (246,501)         (160,641)         (280,916)         (160,817)
                              ------------------------------------------------------------------
Units, end of year               1,121,543         1,289,838         1,921,586         1,766,660
                              ==================================================================

Unit value, end of year       $      20.57      $      24.01      $      15.49      $      20.45

Net assets, end of year       $ 23,064,651      $ 30,975,672      $ 29,762,395      $ 36,125,334

Investment income ratio(1)            2.52%             2.21%             0.00%             0.00%
Total return(2)                     -14.36%           -10.20%           -24.26%           -14.61%

                                                         SUB-ACCOUNT
                              ------------------------------------------------------------------

                                CAPITAL APPRECIATION TRUST          CAPITAL OPPORTUNITIES TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED       PERIOD ENDED       YEAR ENDED       PERIOD ENDED
                               DEC. 31/02        DEC. 31/01*       DEC. 31/02        DEC. 31/01*
                              ------------------------------------------------------------------
Units, beginning of year            27,016                 -            33,938                 -
Units issued                        71,060            28,389            33,649            35,424
Units redeemed                     (23,189)           (1,373)           (3,165)           (1,486)
                              ------------------------------------------------------------------
Units, end of year                  74,887            27,016            64,422            33,938
                              ==================================================================

Unit value, end of year       $       7.70      $      11.10      $       7.79      $      10.70

Net assets, end of year       $    576,722      $    299,845      $    501,850      $    363,137

Investment income ratio(1)            0.00%             0.00%             0.00%             0.00%
Total return(2)                     -30.61%           -11.21%           -27.20%           -14.40%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         SUB-ACCOUNT
                              ------------------------------------------------------------------

                                     CORE VALUE TRUST                  DIVERSIFIED BOND TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED       PERIOD ENDED       YEAR ENDED        YEAR ENDED
                               DEC. 31/02       DEC. 31/01**       DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year             4,163                 -           429,951           226,375
Units issued                        21,882             4,212           480,462           228,999
Units redeemed                      (1,621)              (49)         (115,912)          (25,423)
                              ------------------------------------------------------------------
Units, end of year                  24,424             4,163           794,501           429,951
                              ==================================================================

Unit value, end of year       $       9.42      $      11.90      $      16.62      $      15.44

Net assets, end of year       $    230,102      $     49,540      $ 13,201,469      $  6,638,730

Investment income ratio(1)            0.81%             0.65%             4.60%             4.79%
Total return(2)                     -20.82%            -4.81%             7.61%             7.09%

                                                         SUB-ACCOUNT
                              ------------------------------------------------------------------
                                                                      EMERGING SMALL COMPANY
                                   DYNAMIC GROWTH TRUST                       TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year           414,500           185,672         1,260,898         1,307,969
Units issued                       158,309           282,492            79,736            87,218
Units redeemed                    (106,850)          (53,664)         (176,022)         (134,289)
                              ------------------------------------------------------------------
Units, end of year                 465,959           414,500         1,164,612         1,260,898
                              ==================================================================

Unit value, end of year       $       3.42      $       4.77      $      39.44      $      55.71

Net assets, end of year       $  1,591,827      $  1,976,588      $ 45,935,275      $ 70,245,302

Investment income ratio(1)            0.00%             0.16%             0.00%             0.00%
Total return(2)                     -28.36%           -40.24%           -29.20%           -22.24%

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         SUB-ACCOUNT
                              ------------------------------------------------------------------

                                    EQUITY-INCOME TRUST                EQUITY INDEX TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year         1,655,611         1,380,099         3,430,166         3,447,963
Units issued                       569,731           422,684           339,080           347,501
Units redeemed                    (189,076)         (147,172)         (393,038)         (365,298)
                              ------------------------------------------------------------------
Units, end of year               2,036,266         1,655,611         3,376,208         3,430,166
                              ==================================================================

Unit value, end of year       $      16.52      $      19.04      $      14.70      $      18.92

Net assets, end of year       $ 33,629,032      $ 31,529,986      $ 49,640,226      $ 64,913,790

Investment income ratio(1)            1.28%             1.68%             1.13%             1.04%
Total return(2)                     -13.28%             1.29%           -22.30%           -12.26%

                                                         SUB-ACCOUNT
                              ------------------------------------------------------------------

                                 FINANCIAL SERVICES TRUST          FUNDAMENTAL VALUE TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED       PERIOD ENDED       YEAR ENDED       PERIOD ENDED
                               DEC. 31/02        DEC. 31/01*       DEC. 31/02        DEC. 31/01*
                              ------------------------------------------------------------------
Units, beginning of year            27,008                 -           174,799                 -
Units issued                        51,032            32,470           287,654           176,723
Units redeemed                     (17,379)           (5,462)          (39,187)           (1,924)
                              ------------------------------------------------------------------
Units, end of year                  60,661            27,008           423,266           174,799
                              ==================================================================

Unit value, end of year       $       9.55      $      11.63      $       9.83      $      11.73

Net assets, end of year       $    579,506      $    314,189      $  4,160,248      $  2,050,391

Investment income ratio(1)            0.00%             0.07%             0.08%             0.00%
Total return(2)                     -17.88%            -6.93%           -16.20%            -6.16%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          SUB-ACCOUNT
                              ------------------------------------------------------------------

                                     GLOBAL BOND TRUST                   GLOBAL EQUITY TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year            93,604            54,365           670,651           587,025
Units issued                       162,720            46,392         1,000,266           641,444
Units redeemed                     (98,576)           (7,153)         (987,316)         (557,818)
                              ------------------------------------------------------------------
Units, end of year                 157,748            93,604           683,601           670,651
                              ==================================================================

Unit value, end of year       $      16.29      $      13.57      $      12.93      $      15.98

Net assets, end of year       $  2,570,429      $  1,269,754      $  8,835,687      $ 10,715,183

Investment income ratio(1)            0.00%             0.00%             1.33%             2.36%
Total return(2)                      20.12%             0.53%           -19.11%           -16.09%

                                                         SUB-ACCOUNT
                              ------------------------------------------------------------------
                                   GLOBAL EQUITY SELECT
                                           TRUST                       GROWTH & INCOME TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED       PERIOD ENDED       YEAR ENDED        YEAR ENDED
                               DEC. 31/02       DEC. 31/01**       DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year             1,073                 -         2,674,526         2,408,919
Units issued                         1,863             1,102           284,167           398,386
Units redeemed                        (243)              (29)         (257,192)         (132,779)
                              ------------------------------------------------------------------
Units, end of year                   2,693             1,073         2,701,501         2,674,526
                              ==================================================================

Unit value, end of year       $      10.54      $      12.20      $      14.63      $      19.33

Net assets, end of year       $     28,388      $     13,095        39,523,291      $ 51,711,198

Investment income ratio(1)            1.43%             0.00%             0.60%             0.40%
Total return(2)                     -13.61%            -2.40%           -24.33%           -11.28%

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         SUB-ACCOUNT
                              -----------------------------------------------------------------

                                  HEALTH SCIENCES TRUST               HIGH GRADE BOND TRUST
                              -----------------------------------------------------------------
                               YEAR ENDED      PERIOD ENDED       YEAR ENDED        YEAR ENDED
                               DEC. 31/02       DEC. 31/01*       DEC. 31/02       DEC. 31/01**
                              -----------------------------------------------------------------
Units, beginning of year           75,141                -            12,296                  -
Units issued                       77,772           76,670            17,728             12,537
Units redeemed                    (30,420)          (1,529)           (3,245)              (241)
                              -----------------------------------------------------------------
Units, end of year                122,493           75,141            26,779             12,296
                              =================================================================

Unit value, end of year       $      9.85       $    13.54        $    14.32        $     12.90

Net assets, end of year       $ 1,206,815       $1,017,414        $  383,495        $   158,625

Investment income ratio(1)           0.00%            0.00%             0.76%              6.01%
Total return(2)                    -27.24%            8.32%            11.01%              3.21%

                                                         SUB-ACCOUNT
                              -----------------------------------------------------------------

                                    HIGH YIELD TRUST                   INCOME & VALUE TRUST
                              -----------------------------------------------------------------
                               YEAR ENDED       YEAR ENDED         YEAR ENDED        YEAR ENDED
                               DEC. 31/02       DEC. 31/01         DEC. 31/02        DEC. 31/01
                              -----------------------------------------------------------------
Units, beginning of year           466,497         329,776            503,442           367,507
Units issued                       620,895         405,891            429,855           168,811
Units redeemed                    (420,839)       (269,170)           (68,568)          (32,876)
                              -----------------------------------------------------------------
Units, end of year                 666,553         466,497            864,729           503,442
                              =================================================================

Unit value, end of year       $      12.32      $    13.23        $     13.82       $     16.44

Net assets, end of year       $  8,211,601      $6,171,637        $11,950,809       $ 8,275,552

Investment income ratio(1)            7.73%           9.39%              2.14%             2.51%
Total return(2)                      -6.87%          -5.47%            -15.93%             0.98%

 * Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                        SUB-ACCOUNT
                              ----------------------------------------------------------------
                                 INTERNATIONAL EQUITY                     INTERNATIONAL
                                     SELECT TRUST                          INDEX TRUST
                              ----------------------------------------------------------------
                              YEAR ENDED       PERIOD ENDED        YEAR ENDED       YEAR ENDED
                              DEC. 31/02       DEC. 31/01**        DEC. 31/02       DEC. 31/01
                              ----------------------------------------------------------------
Units, beginning of year            969                 -              88,736           14,103
Units issued                      6,317               975             113,233           85,154
Units redeemed                     (897)               (6)            (62,073)         (10,521)
                              ----------------------------------------------------------------
Units, end of year                6,389               969             139,896           88,736
                              ================================================================

Unit value, end of year       $   10.62         $   12.02          $     7.24       $     8.74

Net assets, end of year       $  67,850         $  11,647          $1,013,441       $  775,973

Investment income ratio(1)         0.00%             0.00%               1.50%            1.90%
Total return(2)                  -11.65%            -3.84%             -17.15%          -22.41%

                                                        SUB-ACCOUNT
                              ----------------------------------------------------------------
                                   INTERNATIONAL SMALL                  INTERNATIONAL STOCK
                                        CAP TRUST                             TRUST
                              ----------------------------------------------------------------
                              YEAR ENDED       YEAR ENDED          YEAR ENDED       YEAR ENDED
                              DEC. 31/02       DEC. 31/01          DEC. 31/02       DEC. 31/01
                              ----------------------------------------------------------------
Units, beginning of year         349,581          357,528           1,880,342        1,763,929
Units issued                   4,010,462        1,269,990           5,107,852        1,578,742
Units redeemed                (3,988,969)      (1,277,937)         (5,160,129)      (1,462,329)
                              ----------------------------------------------------------------
Units, end of year               371,074          349,581           1,828,065        1,880,342
                              ================================================================

Unit value, end of year       $    10.63       $    12.77         $      9.29      $     11.86

Net assets, end of year       $3,945,106       $4,463,179         $16,979,927      $22,300,841

Investment income ratio(1)          0.00%            0.00%               0.44%            0.20%
Total return(2)                   -16.73%          -31.10%             -21.69%          -21.53%

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         SUB-ACCOUNT
                              ----------------------------------------------------------------
                                                                             INTERNET
                               INTERNATIONAL VALUE TRUST                TECHNOLOGIES TRUST
                              ----------------------------------------------------------------
                              YEAR ENDED        YEAR ENDED         YEAR ENDED       YEAR ENDED
                              DEC. 31/02        DEC. 31/01         DEC. 31/02       DEC. 31/01
                              ----------------------------------------------------------------
Units, beginning of year         299,711           132,848           218,501           91,924
Units issued                   4,187,587           666,371           338,431          153,326
Units redeemed                (3,976,654)         (499,508)         (148,174)         (26,749)
                              ---------------------------------------------------------------
Units, end of year               510,644           299,711           408,758          218,501
                              ===============================================================

Unit value, end of year       $     8.98        $    10.93         $    2.38        $    3.79

Net assets, end of year       $4,586,178        $3,276,153         $ 972,843        $ 828,119

Investment income ratio(1)          0.79%             0.90%             0.00%            0.00%
Total return(2)                   -17.84%            -9.97%           -37.20%          -46.09%

                                                          SUB-ACCOUNT
                              ------------------------------------------------------------------
                                    INVESTMENT QUALITY
                                        BOND TRUST                     LARGE CAP GROWTH TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year         1,740,743         1,673,822         1,103,220           786,413
Units issued                       299,626           311,128           381,411           379,504
Units redeemed                    (665,018)         (244,207)         (197,334)          (62,697)
                              ------------------------------------------------------------------
Units, end of year               1,375,351         1,740,743         1,287,297         1,103,220
                              ==================================================================

Unit value, end of year       $      18.73      $      17.04      $      10.56      $      13.69

Net assets, end of year       $ 25,759,942      $ 29,654,435      $ 13,596,687      $ 15,099,204

Investment income ratio(1)            5.17%             5.89%             0.31%             0.00%
Total return(2)                       9.94%             7.33%           -22.83%           -17.81%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          SUB-ACCOUNT
                              ------------------------------------------------------------------
                                   LIFESTYLE AGGRESSIVE                 LIFESTYLE BALANCED
                                        1000 TRUST                           640 TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year           376,673           284,768           855,914           577,034
Units issued                       123,652           117,198           440,078           327,531
Units redeemed                     (67,605)          (25,293)         (119,812)          (48,651)
                              ------------------------------------------------------------------
Units, end of year                 432,720           376,673         1,176,180           855,914
                              ==================================================================

Unit value, end of year       $      11.18      $      14.10      $      14.73      $      16.36

Net assets, end of year       $  4,838,074      $  5,311,159      $ 17,329,966      $ 14,004,976

Investment income ratio(1)            0.75%             4.16%             3.11%             5.03%
Total return(2)                     -20.71%           -13.67%            -9.95%            -4.71%

                                                          SUB-ACCOUNT
                              ------------------------------------------------------------------
                                  LIFESTYLE CONSERVATIVE                  LIFESTYLE GROWTH
                                         280 TRUST                           820 TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year            25,748            13,131         1,669,794         1,393,678
Units issued                        97,842            30,172           477,469           470,866
Units redeemed                     (22,883)          (17,555)         (237,460)         (194,750)
                              ------------------------------------------------------------------
Units, end of year                 100,707            25,748         1,909,803         1,669,794
                              ==================================================================

Unit value, end of year       $      17.80      $      17.50      $      13.08      $      15.55

Net assets, end of year       $  1,792,639      $    450,589      $ 24,987,853      $ 25,961,272

Investment income ratio(1)            1.94%             2.74%             2.12%             5.16%
Total return(2)                       1.72%             3.30%           -15.85%            -8.97%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                        SUB-ACCOUNT
                              --------------------------------------------------------------
                                   LIFESTYLE MODERATE
                                        460 TRUST                   MID CAP GROWTH TRUST
                              --------------------------------------------------------------
                               YEAR ENDED       YEAR ENDED       YEAR ENDED     PERIOD ENDED
                               DEC. 31/02       DEC. 31/01       DEC. 31/02      DEC. 31/01*
                              --------------------------------------------------------------
Units, beginning of year          142,884           93,014           52,743                -
Units issued                      105,261           67,095          511,666           55,162
Units redeemed                    (39,006)         (17,225)        (412,805)          (2,419)
                              --------------------------------------------------------------
Units, end of year                209,139          142,884          151,604           52,743
                              ==============================================================

Unit value, end of year       $     16.23      $     16.92      $      7.29      $     10.47

Net assets, end of year       $ 3,395,023      $ 2,416,964      $ 1,105,190      $   552,215

Investment income ratio(1)           3.34%            5.55%            0.00%            0.00%
Total return(2)                     -4.04%           -1.09%          -30.37%          -16.24%

                                                        SUB-ACCOUNT
                              ---------------------------------------------------------------
                                                                    MID CAP OPPORTUNITIES
                                   MID CAP INDEX TRUST                       TRUST
                              ---------------------------------------------------------------
                               YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
                               DEC. 31/02       DEC. 31/01       DEC. 31/02       DEC. 31/01*
                              ---------------------------------------------------------------
Units, beginning of year          189,985           41,116           55,599                -
Units issued                      194,530          262,747          107,086           56,241
Units redeemed                   (144,857)        (113,878)         (53,793)            (642)
                              --------------------------------------------------------------
Units, end of year                239,658          189,985          108,892           55,599
                              ==============================================================

Unit value, end of year       $     11.17      $     13.16      $      7.39      $     10.59

Net assets, end of year       $ 2,675,839      $ 2,500,541      $   804,712      $   588,792

Investment income ratio(1)           0.52%            1.48%            0.00%            0.00%
Total return(2)                    -15.16%           -1.73%          -30.22%          -15.28%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                        SUB-ACCOUNT
                              ---------------------------------------------------------------

                                  MID CAP STOCK TRUST               MID CAP VALUE TRUST
                              ---------------------------------------------------------------
                               YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
                               DEC. 31/02       DEC. 31/01       DEC. 31/02      DEC. 31/01*
                              ---------------------------------------------------------------
Units, beginning of year          330,092          144,085          130,318                -
Units issued                      149,531          235,745          431,980          136,994
Units redeemed                   (154,533)         (49,738)         (16,836)          (6,676)
                              --------------------------------------------------------------
Units, end of year                325,090          330,092          545,462          130,318
                              ==============================================================

Unit value, end of year       $      8.34      $     10.77      $     11.77      $     13.09

Net assets, end of year       $ 2,711,254      $ 3,555,087      $ 6,418,204      $ 1,705,795

Investment income ratio(1)           0.00%            0.00%            0.00%            0.51%
Total return(2)                    -22.56%          -10.99%          -10.11%            4.72%

                                                            SUB-ACCOUNT
                              ----------------------------------------------------------------------

                                     MONEY MARKET TRUST                      OVERSEAS TRUST
                              ----------------------------------------------------------------------
                                YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                DEC. 31/02         DEC. 31/01         DEC. 31/02         DEC. 31/01
                              ----------------------------------------------------------------------
Units, beginning of year          3,996,981          3,151,211            519,934            449,483
Units issued                     12,150,943          5,667,267          5,355,025          1,937,878
Units redeemed                  (11,271,384)        (4,821,497)        (5,332,811)        (1,867,427)
                              ----------------------------------------------------------------------
Units, end of year                4,876,540          3,996,981            542,148            519,934
                              ======================================================================

Unit value, end of year       $       21.25      $       21.01      $        9.55      $       12.16

Net assets, end of year       $ 103,649,118      $  83,955,822      $   5,178,003      $   6,321,622

Investment income ratio(1)             1.18%              3.59%              0.59%              0.26%
Total return(2)                        1.18%              3.59%            -21.44%            -21.10%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          SUB-ACCOUNT
                              ------------------------------------------------------------------
                                   PACIFIC RIM EMERGING
                                       MARKETS TRUST                 QUANTITATIVE EQUITY TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year         1,041,091         1,031,699         1,203,842         1,178,769
Units issued                       858,327         1,086,628            75,211           165,360
Units redeemed                    (939,597)       (1,077,236)         (203,035)         (140,287)
                              ------------------------------------------------------------------
Units, end of year                 959,821         1,041,091         1,076,018         1,203,842
                              ==================================================================

Unit value, end of year       $       6.38      $       7.30      $      31.41      $      43.49

Net assets, end of year       $  6,127,376      $  7,600,304      $ 33,798,849      $ 52,356,792

Investment income ratio(1)            0.13%             0.40%             0.30%             0.29%
Total return(2)                     -12.53%           -18.58%           -27.78%           -22.95%

                                                          SUB-ACCOUNT
                              ------------------------------------------------------------------
                                   QUANTITATIVE MID CAP                     REAL ESTATE
                                           TRUST                         SECURITIES TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED       PERIOD ENDED       YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01*       DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year            22,937                 -           603,342           616,941
Units issued                        34,935            23,080           113,707            90,154
Units redeemed                      (5,723)             (143)          (87,358)         (103,753)
                              ------------------------------------------------------------------
Units, end of year                  52,149            22,937           629,691           603,342
                              ==================================================================

Unit value, end of year       $       7.89      $      10.20      $      40.30      $      39.28

Net assets, end of year       $    411,458      $    233,954      $ 25,376,534      $ 23,701,906

Investment income ratio(1)            0.00%             0.00%             3.24%             3.26%
Total return(2)                     -22.65%           -18.40%             2.58%             3.15%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          SUB-ACCOUNT
                              ------------------------------------------------------------------
                                   SCIENCE & TECHNOLOGY
                                           TRUST                        SELECT GROWTH TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02       DEC. 31/01**
                              ------------------------------------------------------------------
Units, beginning of year         1,388,634         1,104,943             2,599                 -
Units issued                       800,355           649,523            22,265             2,620
Units redeemed                    (816,477)         (365,832)           (1,420)              (21)
                              ------------------------------------------------------------------
Units, end of year               1,372,512         1,388,634            23,444             2,599
                              ==================================================================

Unit value, end of year       $       9.23      $      15.58      $       8.24      $      11.88

Net assets, end of year       $ 12,664,658      $ 21,631,041      $    193,187      $     30,872

Investment income ratio(1)            0.00%             0.00%             0.00%             0.00%
Total return(2)                     -40.76%           -41.25%           -30.64%            -4.96%

                                                        SUB-ACCOUNT
                              --------------------------------------------------------------
                                                                        SMALL COMPANY
                                  SMALL CAP INDEX TRUST                  BLEND TRUST
                              --------------------------------------------------------------
                               YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                               DEC. 31/02       DEC. 31/01       DEC. 31/02       DEC. 31/01
                              --------------------------------------------------------------
Units, beginning of year          202,574           13,291          316,717          139,069
Units issued                      220,310          358,369          234,870          297,117
Units redeemed                   (158,289)        (169,086)        (178,070)        (119,469)
                              --------------------------------------------------------------
Units, end of year                264,595          202,574          373,517          316,717
                              ==============================================================

Unit value, end of year       $      9.33      $     11.88      $      9.38      $     12.60

Net assets, end of year       $ 2,468,125      $ 2,406,173      $ 3,504,368      $ 3,990,916

Investment income ratio(1)           0.93%            3.86%            0.20%            0.00%
Total return(2)                    -21.47%            1.41%          -25.55%           -2.30%

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                        SUB-ACCOUNT
                              ---------------------------------------------------------------
                                      SMALL COMPANY
                                       VALUE TRUST                   SMALL-MID CAP TRUST
                              ---------------------------------------------------------------
                               YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
                               DEC. 31/02       DEC. 31/01       DEC. 31/02      DEC. 31/01**
                              ---------------------------------------------------------------
Units, beginning of year          565,676          319,683            1,906                -
Units issued                      599,988          427,805            8,702            1,929
Units redeemed                   (163,173)        (181,812)          (1,037)             (23)
                              ---------------------------------------------------------------
Units, end of year              1,002,491          565,676            9,571            1,906
                              ==============================================================

Unit value, end of year       $      9.78      $     10.40      $      9.85      $     11.95

Net assets, end of year       $ 9,803,823      $ 5,880,631      $    94,277      $    22,773

Investment income ratio(1)           0.27%            0.17%            0.00%            0.01%
Total return(2)                     -5.93%            6.54%          -17.57%           -4.40%

                                                        SUB-ACCOUNT
                              ----------------------------------------------------------------
                                      SMALL-MID CAP
                                       GROWTH TRUST                  STRATEGIC BOND TRUST
                              ----------------------------------------------------------------
                               YEAR ENDED      PERIOD ENDED      YEAR ENDED        YEAR ENDED
                               DEC. 31/02      DEC. 31/01**      DEC. 31/02        DEC. 31/01
                              ----------------------------------------------------------------
Units, beginning of year              612                -          366,019            326,940
Units issued                       12,845              612          120,547             95,095
Units redeemed                       (757)               -          (95,161)           (56,016)
                              ----------------------------------------------------------------
Units, end of year                 12,700              612          391,405            366,019
                              ================================================================

Unit value, end of year       $      7.31      $     11.13      $     17.54      $       16.09

Net assets, end of year       $    92,840      $     6,810      $ 6,863,987      $   5,890,786

Investment income ratio(1)           0.00%            0.00%            6.76%              7.24%
Total return(2)                    -34.32%          -10.96%            8.96%              6.25%

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          SUB-ACCOUNT
                              ------------------------------------------------------------------
                                                                     STRATEGIC OPPORTUNITIES
                                  STRATEGIC GROWTH TRUST                       TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED       PERIOD ENDED       YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01*       DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year            58,133                 -         2,079,350         1,908,650
Units issued                       128,784            61,361           304,431           355,083
Units redeemed                     (38,335)           (3,228)         (259,324)         (184,383)
                              ------------------------------------------------------------------
Units, end of year                 148,582            58,133         2,124,457         2,079,350
                              ==================================================================

Unit value, end of year       $       7.93      $      11.02      $       9.21      $      15.03

Net assets, end of year       $  1,178,257      $    640,623      $ 19,557,281      $ 31,259,873

Investment income ratio(1)            0.00%             0.00%             0.00%             0.49%
Total return(2)                     -28.04%           -11.84%           -38.77%           -15.25%

                                                     SUB-ACCOUNT
                              --------------------------------------------------------
                                                               TELECOMMUNICATIONS
                              TACTICAL ALLOCATION TRUST              TRUST
                              --------------------------------------------------------
                              YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                              DEC. 31/02     DEC. 31/01     DEC. 31/02     DEC. 31/01*
                              --------------------------------------------------------
Units, beginning of year         43,247         26,212          8,021              -
Units issued                     38,477         20,264         73,011          8,182
Units redeemed                  (17,318)        (3,229)       (20,567)          (161)
                              ------------------------------------------------------
Units, end of year               64,406         43,247         60,465          8,021
                              ======================================================

Unit value, end of year       $    8.05      $   10.48      $    4.15      $    7.93

Net assets, end of year       $ 518,345      $ 453,266      $ 250,928      $  63,603

Investment income ratio(1)         0.00%          0.11%          0.00%          0.00%
Total return(2)                  -23.21%        -13.39%        -47.67%        -36.56%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          SUB-ACCOUNT
                              ------------------------------------------------------------------
                                                                        TOTAL STOCK MARKET
                                    TOTAL RETURN TRUST                      INDEX TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year           486,338           172,081           227,808            26,131
Units issued                       462,281           496,504           134,963           331,423
Units redeemed                    (144,212)         (182,247)         (107,471)         (129,746)
                              ------------------------------------------------------------------
Units, end of year                 804,407           486,338           255,300           227,808
                              ==================================================================

Unit value, end of year       $      16.27      $      14.86      $       7.84      $       9.96

Net assets, end of year       $ 13,086,755      $  7,224,802      $  2,001,779      $  2,269,349

Investment income ratio(1)            2.43%             3.28%             0.93%             1.43%
Total return(2)                       9.52%             8.28%           -21.29%           -11.41%

                                                          SUB-ACCOUNT
                              ------------------------------------------------------------------
                                      U.S. GOVERNMENT                     U.S. LARGE CAP
                                      SECURITIES TRUST                      VALUE TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year           602,920           404,853           881,525           571,773
Units issued                       831,572           340,309           430,793           364,179
Units redeemed                    (135,125)         (142,242)         (184,151)          (54,427)
                              ------------------------------------------------------------------
Units, end of year               1,299,367           602,920         1,128,167           881,525
                              ==================================================================

Unit value, end of year       $      15.27      $      14.14      $       9.62      $      12.86

Net assets, end of year       $ 19,836,614      $  8,523,508      $ 10,855,368      $ 11,337,798

Investment income ratio(1)            2.84%             5.13%             0.29%             0.34%
Total return(2)                       7.99%             7.03%           -25.18%            -2.55%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          SUB-ACCOUNT
                              ------------------------------------------------------------------

                                      UTILITIES TRUST                       VALUE TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED       PERIOD ENDED       YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01*       DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year             9,963                 -           812,349           529,481
Units issued                        69,015            10,675           241,640           458,658
Units redeemed                     (19,370)             (712)         (152,925)         (175,790)
                              ------------------------------------------------------------------
Units, end of year                  59,608             9,963           901,064           812,349
                              ==================================================================

Unit value, end of year       $       7.15      $       9.35      $      13.73      $      17.79

Net assets, end of year       $    425,957      $     93,121      $ 12,374,748      $ 14,453,761

Investment income ratio(1)            0.00%             0.76%             0.78%             0.61%
Total return(2)                     -23.55%           -25.22%           -22.80%             3.42%

                                        SUB-ACCOUNT
                              ------------------------------

                                      500 INDEX TRUST
                              ------------------------------
                               YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01
                              ------------------------------
Units, beginning of year         1,363,591           473,346
Units issued                       939,940         1,050,477
Units redeemed                    (473,213)         (160,232)
                              ------------------------------
Units, end of year               1,830,318         1,363,591
                              ==============================

Unit value, end of year       $       7.67      $       9.91

Net assets, end of year       $ 14,045,123      $ 13,506,774

Investment income ratio(1)            0.00%             1.26%
Total return(2)                     -22.53%           -12.37%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

   (1) These ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

   (2) These ratios represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio. There are no expenses of the Account that result in a direct reduction in unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

6. RELATED PARTY TRANSACTIONS

Manulife Financial Securities LLC, a registered broker-dealer and wholly owned subsidiary of ManUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either Manulife Financial Securities LLC or other broker-dealers having distribution agreements with Manulife Financial Securities LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

These underwriting and distribution services had been performed by ManEquity, Inc. before it was merged into Manulife Financial Securities LLC on January 1, 2002. ManEquity, Inc. was also an indirect wholly owned subsidiary of MFC.

The Company has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months notice. Under this agreement, the Company pays for legal, actuarial, investment and certain other administrative services.

                                     PART C
                               OTHER INFORMATION

                           PART C. OTHER INFORMATION



Item 27. Exhibits


The following exhibits are filed as part of this Registration Statement:


         (a) Resolutions of Board of Directors of The Manufacturers Life Insurance Company (U.S.A.) establishing Separate Account N. - Incorporated by reference to Exhibit A(1) to the pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333- 71312 filed January 2, 2002.



         (b)      Not Applicable



         (c)(1) Form of Distribution Agreement. Incorporated by reference to Exhibit A(3)(a)(i), (ii) and (iii) to the registration statement on Form S-6, file number 333-66303 filed October 29, 1998 (the "SVUL Registration Statement").



         (c)(2) Form of broker-dealer agreement - Incorporated by reference to Exhibit A(3)(b)(i), to the initial registration statement on Form S-6, file number 333-70950 filed October 4, 2001



         (d)(1) Form of Specimen Flexible Premium Variable Life Insurance Policy Incorporated by reference to Exhibit A(5)(a) to pre-effective amendment no. 1to the registration statement on Form S-6, file number 333-100597 filed December 16, 2002.



         (e)(1) Form of Specimen Application for Flexible Premium Variable Life Insurance Policy Incorporated by reference to Exhibit A(10) to pre- effective amendment no. 1 to the registration statement on Form S-6, file number 33-51293, filed August 28, 1998.



         (f)(1) Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6) to the registration statement filed July 20, 2000 (File No. 333-41814) (the "Initial Registration Statement")



         (f)(2) By-Laws of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6)(b) to the Initial Registration Statement.



         (g)(1) Form of Assumption Reinsurance or Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of America - Incorporated by reference to Exhibit A(9)(a) to the initial registration statement on Form S-6, file number 333- 70950 filed October 4, 2001 ("the ManUSA Initial Registration Statement")



         (h)      Not Applicable



         (i)(1) Form of Service Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.). Incorporated by reference to Exhibit A(8)(a)(i),(ii), (iii), (iv), (v) and (vi) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.



         (i)(2) Form of Amendment to Service Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.). Incorporated by reference to Exhibit A(8)(a)(vii) to post-effective amendment No. 11 to the registration statement on Form N-4, file number 33-57018 filed March 1, 1999.

         (i)(3) Form of Service Agreement. Incorporated by reference to Exhibit A(8)(c)(i) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.



         (i)(ii) Form of Amendment to Service Agreement. Incorporated by reference to Exhibit A(8)(c)(ii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.



         (j) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. Incorporated by reference to Exhibit A(6) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-100567 filed December 16, 2002.



         (k) Opinion and consent of James D. Gallagher, Esq., Secretary and General Counsel of The Manufacturers Life Insurance Company (U.S.A.) - - Incorporated by reference to Exhibit 2 (a) to pre-effective amendment no. 1 to this Registration Statement.



         (l)      Actuarial Opinion - Filed Herewith



         (m)      Calculations for Illustrations - Filed Herewith



         (n)      Consent of Ernst & Young LLP - Filed Herewith



         (o)      Not Applicable



         (p)      Not Applicable



         (q)      Not Applicable


7. Powers of Attorney

                  (i) (Robert A. Cook, John DesPrez III, Geoffrey Guy, James O'Malley, Joseph J. Pietroski, Rex Schlaybaugh) incorporated by reference to exhibit 7 to initial registration statement on Form S-6, file number 333-41814 filed July 20, 2000 on behalf of The Manufacturers Life Insurance Company (U.S.A.)

                  (ii) Powers of Attorney (John Ostler) incorporated by reference to exhibit 7(ii) of the initial registration statement on Form S-6, file number 333-70950, filed October 4, 2001


                  (iii) Powers of Attorney (Jim Boyle, John Lyon incorporated by reference to exhibit 7(iii) of the initial registration statement on Form S-6, file number 333-70950, filed October 4, 2001



                  (iv) Power of Attorney (Steven Mannik) - Incorporated by reference to exhibit 7(iv) of post-effective amendment no. 1 on Form S-6, filed number 71312



Item 28, Directors and Officers of the Depositor



OFFICERS AND DIRECTORS OF THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)



Name and Principal
Business Address              Position with Depositor



John D. DesPrez III**         Director and Chairman of the Board of Directors,
President
James Boyle**                 Director

Robert A. Cook**              Senior Vice President, U.S. Insurance; Director
Peter Copestake*                      Vice President, Finance
James D. Gallagher**          Vice President, Secretary and General Counsel
Donald Guloien*                       Executive Vice President
Geoffrey Guy*                 Director
John Lyon*                    Vice President and Chief Financial Officer,
Investments;Director
Steven Mannik*                Director
James O'Malley*                       Senior Vice President, U.S. Group Pension;
Director
Rex Schaybaugh, Jr.*          Director
John Ostler*                  Vice President and Chief Financial Officer
Warren Thomson*               Senior Vice President, Investments
Denis Turner*                 Vice President and Treasurer



*Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5



**Principal business office is 73 Tremont Street, Boston, MA 02108



Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant



                         MANULIFE FINANCIAL CORPORATION
                           CORPORATE ORGANIZATION LIST
                             As Of December 31, 2002



                                                                                   Legal          % of          Jurisdiction of
Affiliate                                                                            ID          Equity          Incorporation
-------------------------------------------------------------------------------------------------------------------------------
Manulife Financial Corporation                                                          2            100            Canada
  The Manufacturers Life Insurance Company                                              1            100            Canada
     Manulife Bank of Canada                                                           58            100            Canada
     Manulife Financial Services Inc.                                                 190            100            Canada
     Manulife Securities International Ltd.                                            79            100            Canada
     Enterprise Capital Management Inc.                                                               20            Ontario
     Cantay Holdings Inc.                                                              51            100            Ontario
     FNA Financial Inc.                                                               115            100            Canada
       Elliot & Page Limited                                                          116            100            Ontario
     NAL Resources Limited                                                            117            100            Alberta
     3550435 Canada Inc.                                                              107            100            Canada
       MFC Insurance Company Limited                                                  106            100            Canada
       CMG Life Insurance Company, Inc.                                               104            100            Philippines
         CMG Plans, Inc.                                                              155            100            Philippines
     Manulife Canada Ltd.                                                             157            100            Canada
     1293319 Ontario Inc.                                                             170            100            Ontario
     Manulife International Capital Corporation Limited                               135            100            Ontario
       Golf Town Canada Inc.                                                          145          43.44            Canada
       Regional Power Inc.                                                            136             80            Ontario
                           Addalam Power Corporation (1.)                                             50            Philippines
       VFC Inc.                                                                                    27.43            Canada
-------------------------------------------------------------------------------------------------------------------------------

                                                                                   Legal         % of           Jurisdiction of
Affiliate                                                                            ID         Equity           Incorporation
-------------------------------------------------------------------------------------------------------------------------------
       Luxell Technologies Inc.                                                                    10.24            Ontario
       Avotus Corp.                                                                                10.45            Canada
     Canaccord Holdings Ltd.                                                                       12.82            British
                                                                                                                    Columbia
     3426505 Canada Inc.                                                              161            100            Canada
     First North American Insurance Company                                           111            100            Canada
     NAL Resources Management Limited                                                 120            100            Canada
     Seamark Asset Management Ltd.                                                    118          35.01            Canada
     Resolute Energy Inc.                                                                          11.74            Alberta
     Micro Optics Design Corporation                                                               17.69            Nevada
     Innova LifeSciences Corporation                                                               14.03            Ontario
     PK Liquidating Company I, LLC                                                                 18.66            Delaware
     2015401 Ontario Inc.                                                                            100            Ontario
     2015500 Ontario Inc.                                                                            100            Ontario
     PK Liquidating Company II, LLC                                                                   18            Delaware
     Cavalier Cable, Inc. (2)                                                                         78            Delaware
     The Manufacturers Investment Corporation                                          87            100            Michigan
       Manulife Reinsurance Limited                                                    67            100            Bermuda
       The Manufacturers Life Insurance Company (U.S.A.)                               19            100            Michigan
         Ironside Venture Partners II LLC                                             197            100            Delaware
         ESLS Investment Limited, LLC                                                 167             25            Ohio
         The Manufacturers Life Insurance Company of America                           17            100            Michigan
         Manulife Financial Securities LLC                                              5            100            Delaware
         ManuLife Service Corporation                                                   7            100            Colorado
         Aegis Analytic Corporation                                                                15.41            Delaware
         Manulife Property Management of Washington, D.C., Inc.                                      100            Wash., D.C.
         Ennal, Inc.                                                                  124            100            Ohio
         Dover Leasing Investments, LLC                                               139             99            Delaware
         Manufacturers Securities Services, LLC                                        97             60 (3)        Delaware
         The Manufacturers Life Insurance Company of New York                          94            100            New York
         Ironside Venture Partners I LLC                                              196            100            Delaware
           NewRiver Investor Communications Inc.                                                   11.97            Delaware
           MCC Asset Management, Inc.                                                 186            100            Delaware
         MFC Global Investment Management (U.S.A.)                                      6            100            Colorado
Limited
         Manulife Leasing Co., LLC                                                                    80            Delaware
         Flex Holding, LLC                                                                          27.7            Delaware
           Flex Leasing I, LLC                                                                     99.99            Delaware
         Flex Leasing II, LLC                                                                       19.6            Delaware
         Polymerix Corporation                                                                      18.7            Delaware
         TissueInformatics Inc.                                                                    14.71            Delaware
     MFC Global Fund Management (Europe) Limited                                       64            100            U.K.
       MFC Global Investment Management (Europe) Limited                                             100            U.K.
     WT (SW) Properties Ltd.                                                           82            100            U.K.
     Manulife Europe Ruckversicherungs-Aktiengesellschaft                             138            100            Germany
     Manulife International Holdings Limited                                          152            100            Bermuda
       Manulife Provident Funds Trust Company Limited                                 163            100            Hong Kong
       Manulife Funds Direct (Barbados) Limited                                        78            100            Barbados
-------------------------------------------------------------------------------------------------------------------------------

                                                                                   Legal         % of           Jurisdiction of
Affiliate                                                                            ID         Equity           Incorporation
-------------------------------------------------------------------------------------------------------------------------------
         P.T. Manulife Aset Manajemen Indonesia                                                       55            Indonesia
         Manulife Asset Management (Hong Kong) Limited                                               100            Hong Kong
       Manulife (International) Limited                                                28            100            Bermuda
         The Manufacturers (Pacific Asia) Insurance Company Limited                    61            100            Hong Kong
                           Manulife Consultants Limited                                              100            Hong Kong
                           Manulife Financial Shareholdings Limited                                  100            Hong Kong
         Manulife Financial Management Limited                                                       100            Hong Kong
         Manulife Financial Group Limited                                                            100            Hong Kong
         Manulife Financial Investment Limited                                                       100            Hong Kong
         Manulife-Sinochem Life Insurance Co. Ltd.                                     43             51            China
     Manulife (Vietnam) Limited                                                       188            100            Vietnam
     The Manufacturers Life Insurance Co. (Phils.), Inc.                              164            100            Philippines
       Manulife Financial Plans, Inc.                                                 187            100            Philippines
     P.T. Asuransi Jiwa Manulife Indonesia                                             42             71            Indonesia
       P.T. Buanadaya Sarana Informatika                                                             100            Indonesia
                  P.T. Asuransi Jiwa Arta Mandiri Prima                                              100            Indonesia
     Manulife (Singapore) Pte. Ltd.                                                    14            100            Singapore
     Manulife Holdings (Bermuda) Limited                                              147            100            Bermuda
                           Manufacturers Life Reinsurance Limited                      49            100            Barbados
         Manulife Management Services Ltd.                                            191            100            Barbados
         Manufacturers P&C Limited                                                     36            100            Barbados
     Manulife European Holdings (Alberta) Limited                                     146            100            Alberta
       Manulife Hungary Holdings KFT                                                  149             99 (4)        Hungary
     MLI Resources Inc.                                                               193            100            Alberta
       Manulife Life Insurance Company                                                180             35 (5)        Japan
       Manulife Century Investments (Bermuda) Limited                                 172            100            Bermuda
         Manulife Century Investments (Luxembourg) S.A.                               173            100            Luxembourg
           Manulife Century Investments (Netherlands) B.V.                            174            100            Netherlands
             Daihyaku Manulife Holdings (Bermuda) Limited                             175            100            Bermuda
             Manulife Century Holdings (Netherlands) B.V.                             195            100            Netherlands
                Kyoritsu Confirm Co., Ltd.                                            179           90.9 (6)        Japan
                Manulife Premium Collection Co., Ltd.                                 178             57 (7)        Japan
     Manulife Holdings (Hong Kong) Limited                                             15            100            Hong Kong
     Manulife (Malaysia) SDN.BHD.                                                      74            100            Malaysia
     Manulife Financial Systems (Hong Kong) Limited                                    53            100            Hong Kong
     MF Leasing (Canada) Inc.                                                         169            100            Ontario
     Manulife Data Services Inc.                                                       81            100            Barbados
-------------------------------------------------------------------------------------------------------------------------------



1.       Inactive subsidiaries are noted in italics.



2 22% of Cavalier Cable, Inc. is owned by The Manufacturers Life Insurance Company (U.S.A.).



3 40% of Manufacturers Securities Services, LLC is owned by The Manufacturers Life Insurance Company of New York.



4        1% of Manulife Hungary Holdings KFT is owned by MLI Resources Inc.



5 32.6% of Manulife Life Insurance Company is owned by Manulife Century Investments (Netherlands) B.V. and 32.4% is owned by Manulife Century Holdings (Netherlands) B.V.



6        9.1% of Kyoritsu Confirm Co., Ltd. is owned by Manulife Life Insurance
         Company.



7 33% of Manulife Premium Collection Co., Ltd. is owned by Manulife Century Holdings (Netherlands) B.V. and 10% by Manulife Life Insurance Company.

Item 30. Indemnification


Article XII of the Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.) provides as follows:

No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director's fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

i) a breach of the director's duty or loyalty to the Corporation or its shareholders or policyholders;

ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

iii) a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

iv) a transaction from which the director derived an improper personal benefit; or

v) an act or omission occurring on or before the date of filing of these Articles of Incorporation.

If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this
Article XII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 31. Principal Underwriter



      a. Set forth below is information concerning other investment companies for which Manulife Financial Securities, LLC, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.



Name of Investment Company                  Capacity in which acting



The Manufacturers Life Insurance            Principal Underwriter
Company (U.S.A.)
Separate Account A

The Manufacturers Life Insurance            Principal Underwriter
Company (U.S.A.)
Separate Account H



The Manufacturers Life Insurance            Principal Underwriter
Company (U.S.A.)
Separate Account I



The Manufacturers Life Insurance            Principal Underwriter
Company (U.S.A.)
Separate Account L



The Manufacturers Life Insurance            Principal Underwriter
Company (U.S.A.)
Separate Account M



The Manufacturers Life Insurance            Principal Underwriter
Company (U.S.A.)
Separate Account N



The Manufacturers Life Insurance            Principal Underwriter
Company of New York
Separate Account A



The Manufacturers Life Insurance            Principal Underwriter
Company of New York
Separate Account B



      b. The Manufacturers Life Insurance Company (U.S.A.) is the sole member of Manulife Financial Securities LLC (MFS LLC) and the following officers of The Manufacturers Life Insurance Company (U.S.A.) have power to act on behalf of Manulife Financial Securities, LLC: John DesPrez* (Chairman and President), John Ostler** (Vice President and Chief Financial Officer) and Jim Gallagher* (Vice President , Secretary and General Counsel) The board of managers of MFS LLC (consisting of Gary Buchanan**, Robert Cook* and John Vrysen***) may also act on behalf of MFS LLC.



*Principal business office is 73 Tremont Street, Boston, MA 02108



**Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5



***Principal business office is 680 Washington Blvd, Stamford, CT 06901



      c. None.



Item 32. Location of Accounts and Records



All books and records are maintained at 73 Tremont Street, Boston, MA 02108 and 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.



Item 33. Management Services

None



Item 34. Fee Representation



Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940



      The Manufacturers Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the policies issued pursuant to this registration statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant and the Depositor and have duly caused this post-effective amendment to its Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 30th day of July, 2003.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A
(Registrant)

By: THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

    /s/  John D. DesPrez III
    -------------------------------
    John D. DesPrez III, President

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
(Depositor)

By: /s/  John D. DesPrez III
    --------------------------------
    John D. DesPrez III, President

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on this 30th day of July, 2003.

       Signature                                               Title
       ---------                                               -----
/s/  John D. Des Prez III                            Director, Chairman and President
---------------------------                          (Principal Executive Officer)
John D. DesPrez III

*                                                    Executive Vice President & Chief Financial Officer
---------------------------                          (Chief Financial Officer)
John Ostler

*                                                    Director
---------------------------
James Boyle

*                                                    Director
---------------------------
Robert A. Cook

*                                                    Director
---------------------------
James O'Malley

*                                                    Director
---------------------------
Steve Mannik

*                                                    Director
---------------------------
John Lyon

*                                                    Director
---------------------------
Geoffrey Guy

*                                                    Director
---------------------------
Rex Schlaybaugh, Jr.

*/s/  James D. Gallagher
---------------------------
James D. Gallagher
Pursuant to Power of Attorney

                                  EXHIBIT INDEX

Item No.          Description


      (l)         Actuarial Opinion



      (m)         Calculations for Illustrations



      (r)         Consent of Ernst & Young LLP